                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                    811-6061

                      (Investment Company Act File Number)

                             Federated Index Trust
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  10/31/07

             Date of Reporting Period:  Fiscal year ended 10/31/07

ITEM 1.     REPORTS TO STOCKHOLDERS

Federated
World-Class Investment Manager

Federated Max-Cap Index Fund

A Portfolio of Federated Index Trust

ANNUAL SHAREHOLDER REPORT

October 31, 2007

Institutional Shares
Institutional Service Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$27.36	$24.47	$22.93	$21.29	$17.97
Income From Investment Operations:
Net investment income	0.45	0.42	0.43	0.32	0.28
Net realized and unrealized gain on investments and futures contracts	3.12	3.40	1.53	1.63	3.31
TOTAL FROM INVESTMENT OPERATIONS	3.57	3.82	1.96	1.95	3.59
Less Distributions:
Distributions from net investment income	(0.45)	(0.41)	(0.42)	(0.31)	(0.27)
Distributions from net realized gain on investments and futures contracts	(2.00)	(0.52)	--	--	--
TOTAL DISTRIBUTIONS	(2.45)	(0.93)	(0.42)	(0.31)	(0.27)
Net Asset Value, End of Period	$28.48	$27.36	$24.47	$22.93	$21.29
Total Return [1]	14.13%	15.99%	8.58%	9.21%	20.18%

Ratios to Average Net Assets:
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.63%	1.63%	1.76%	1.35%	1.44%
Expense waiver/reimbursement [2]	0.03%	0.17%	0.28%	0.28%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$651,327	$660,249	$628,948	$705,040	$962,928
Portfolio turnover	49%	42%	30%	19%	24%

1 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

2 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Institutional Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$27.30	$24.42	$22.88	$21.24	$17.93
Income From Investment Operations:
Net investment income	0.35	0.34	0.35	0.23	0.21
Net realized and unrealized gain on investments and futures contracts	3.12	3.40	1.54	1.65	3.32
TOTAL FROM INVESTMENT OPERATIONS	3.47	3.74	1.89	1.88	3.53
Less Distributions:
Distributions from net investment income	(0.36)	(0.34)	(0.35)	(0.24)	(0.22)
Distributions from net realized gain on investments and futures contracts	(2.00)	(0.52)	--	--	--
TOTAL DISTRIBUTIONS	(2.36)	(0.86)	(0.35)	(0.24)	(0.22)
Net Asset Value, End of Period	$28.41	$27.30	$24.42	$22.88	$21.24
Total Return [1]	13.78%	15.63%	8.27%	8.89%	19.84%

Ratios to Average Net Assets:
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	1.33%	1.34%	1.45%	1.05%	1.14%
Expense waiver/reimbursement [2]	0.29%	0.29%	0.29%	0.28%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$490,722	$526,622	$526,555	$556,243	$605,437
Portfolio turnover	49%	42%	30%	19%	24%

1 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

2 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$27.23	$24.35	$22.81	$21.18	$17.88
Income From Investment Operations:
Net investment income	0.15	0.15	0.17	0.07	0.08
Net realized and unrealized gain on investments and futures contracts	3.10	3.41	1.55	1.64	3.31
TOTAL FROM INVESTMENT OPERATIONS	3.25	3.56	1.72	1.71	3.39
Less Distributions:
Distributions from net investment income	(0.16)	(0.16)	(0.18)	(0.08)	(0.09)
Distributions from net realized gain on investments and futures contracts	(2.00)	(0.52)	--	--	--
TOTAL DISTRIBUTIONS	(2.16)	(0.68)	(0.18)	(0.08)	(0.09)
Net Asset Value, End of Period	$28.32	$27.23	$24.35	$22.81	$21.18
Total Return [1]	12.91%	14.86%	7.55%	8.07%	19.01%

Ratios to Average Net Assets:
Net expenses	1.40%	1.35%	1.32%	1.41%	1.37%
Net investment income	0.59%	0.64%	0.80%	0.29%	0.42%
Expense waiver/reimbursement [2]	0.02%	0.02%	0.02%	0.01%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$75,531	$78,043	$86,361	$102,614	$104,086
Portfolio turnover	49%	42%	30%	19%	24%

1 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

2 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,					Period Ended	[1]
	2007	2006	2005	2004		10/31/2003
Net Asset Value, Beginning of Period	$27.30	$24.43	$22.90	$21.27		$17.81
Income From Investment Operations:
Net investment income	0.23	0.22	0.24	0.14		0.10
Net realized and unrealized gain on investments and futures contracts	3.13	3.41	1.53	1.65		3.45
TOTAL FROM INVESTMENT OPERATIONS	3.36	3.63	1.77	1.79		3.55
Less Distributions:
Distributions from net investment income	(0.25)	(0.24)	(0.24)	(0.16)		(0.09)
Distributions from net realized gain on investments and futures contracts	(2.00)	(0.52)	--	--		--
TOTAL DISTRIBUTIONS	(2.25)	(0.76)	(0.24)	(0.16)		(0.09)
Net Asset Value, End of Period	$28.41	$27.30	$24.43	$22.90		$21.27
Total Return [2]	13.29%	15.14%	7.75%	8.42	% [3]	19.99%

Ratios to Average Net Assets:
Net expenses	1.10%	1.10%	1.10%	1.10%		1.09	% [4]
Net investment income	0.88%	0.85%	0.96%	0.60%		0.70	% [4]
Expense waiver/reimbursement [5]	0.02%	0.02%	0.02%	0.01%		0.04	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$73,702	$76,756	$39,617	$31,940		$16,228
Portfolio turnover	49%	42%	30%	19%		24	% [6]

1 Reflects operations for the period from April 8, 2003 (date of initial public investment) to October 31, 2003.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 During the year, the Fund was reimbursed by the Manager, which had an impact of 0.05% on the total return.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2003.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During Period [1]
Actual:
Institutional Shares	$1,000	$1,054.00	$1.81
Institutional Service Shares	$1,000	$1,052.20	$3.36
Class C Shares	$1,000	$1,048.10	$7.18
Class K Shares	$1,000	$1,049.80	$5.68
Hypothetical (assuming a 5% return before expenses):
Institutional Shares	$1,000	$1,023.44	$1.79
Institutional Service Shares	$1,000	$1,021.93	$3.31
Class C Shares	$1,000	$1,018.20	$7.07
Class K Shares	$1,000	$1,019.66	$5.60

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Institutional Shares	0.35%
Institutional Service Shares	0.65%
Class C Shares	1.39%
Class K Shares	1.10%

Management's Discussion of Fund Performance

The Federated Max-Cap Index Fund's Institutional Shares, Institutional Service Shares, Class C Shares, and Class K Shares produced total returns of 14.13%, 13.78%, 12.91%, and 13.29%, respectively, based on net asset value for the 12-month reporting period ended October 31, 2007. The Fund's benchmark, the Standard and Poor's 500 Index (S&P 500), 1 posted a total return of 14.56% for the 12-month reporting period. The fund's total return for the fiscal year reflected actual cashflows, transaction costs and other expenses, which were not reflected in the total return of the benchmark.

U.S. equities, as represented by the broad-market S&P 500 Index, gained 14.56% during the 12-month reporting period ended October 31, 2007, despite continued weakness in the housing and subprime mortgage markets. Shares of large-cap growth companies outperformed large-cap value stocks, with the Standard and Poor's 500/Citigroup Growth Index 2 advancing 15.60%, versus the 13.55% return of the Standard & Poor's 500/Citigroup Value Index. 3 Stocks continued to post gains as strong mergers-and-acquisitions activity, solid global growth and an easing of inflation pressures helped to drive up share prices. Regarding the economy, the most recent data from the U.S. Department of Labor's Bureau of Labor Statistics indicated that the U.S. unemployment rate stood at 4.7% as of October 31, 2007. The rate was unchanged from September, but was somewhat higher than the 4.1% rate in October 2006. Non-farm payroll employment rose by roughly 166,000 during the month, with gains in professional and business services, healthcare, and leisure and hospitality. Conversely, manufacturing employment fell by 21,000 in October, following a decline of 17,000 during the previous month.

1 The S&P 500 is a market capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and investments cannot be made in an index. "Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Federated Securities Corp. The Fund is not sponsored, endorsed, sold or promoted by, or affiliated with, Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance.

2 The S&P 500/Citigroup Growth Index is a market capitalization-weighted index of the stocks in the S&P 500 having the highest price-to-book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged, and investments cannot be made in an index.

3 The S&P 500/Citigroup Value Index is a market capitalization-weighted index of the stocks in the S&P 500 having the lowest price-to-book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged, and investments cannot be made in an index.

Eight of the ten sectors 4 within the S&P 500 recorded positive performances for the 12-month reporting period. The strongest performers were energy, returning 38.4%, materials, returning 34.1%, information technology, returning 26.9%, utilities, returning 22.6% and telecommunication services, returning 22.4%. National Oilwell Varco Inc. (in the energy sector), Apple, Inc. (information technology), Amazon.com Inc. (consumer discretionary), Jacobs Engineering Group, Inc. (industrials) and Monsanto Co. (materials) provided the highest individual stock returns in the S&P 500 for the year ending October 31, 2007.

The financials and consumer discretionary sectors were down 2.5% and 0.1%, respectively, for the reporting period. The weakest-performing stocks within the S&P 500 included Circuit City Stores, Inc. (consumer discretionary), MGIC Investment Corp., Countrywide Financial Corp. and Ambac Financial Group, Inc. (all in the financials sector), and Office Depot, Inc. (consumer discretionary).

The enhanced index component of the Fund made a slightly positive contribution to the Fund's performance during the reporting period. Positive contributions to performance were driven by stock substitution strategies involving the purchasing of substitutes for benchmark stocks, such as acquisition targets of benchmark companies or shares listed on another exchange. Negative contributions to performance were driven by quantitative strategies involving the overweight and underweight of stocks relative to the S&P 500. Additionally, the Fund's management of certain index changes produced a slight negative contribution to the Fund's performance.

The Fund utilized S&P 500 futures to provide equity exposure on the Fund's cash balances. While over the long term, S&P 500 futures should mirror the performance of the S&P 500, pricing disparity can appear in the short term and the Fund may benefit or be harmed by trading futures instead of stocks when money goes in and out of the Fund. During the reporting period, the trading of futures contracts had a negligible impact on the Fund.

4 Sector classifications are based upon the classification of the Standard & Poor's Global Industry Classification Standard (SPGIC).

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in Federated Max-Cap Index Fund (Institutional Shares) (the "Fund") from October 31, 1997 to October 31, 2007, compared to the Standard & Poor's 500 Index (S&P 500). 2

Average Annual Total Returns for the Period Ended 10/31/2007
1 Year	14.13%
5 Years	13.54%
10 Years	6.71%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. Indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SERVICE SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in Federated Max-Cap Index Fund (Institutional Service Shares) (the "Fund") from October 31, 1997 to October 31, 2007, compared to the Standard & Poor's 500 Index (S&P 500). 2

Average Annual Total Returns for the Period Ended 10/31/2007
1 Year	13.78%
5 Years	13.20%
10 Years	6.39%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Max-Cap Index Fund (Class C Shares) (the "Fund") from November 10, 1997 (start of performance) to October 31, 2007, compared to the Standard & Poor's 500 Index (S&P 500). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	11.91%
5 Years	12.40%
Start of Performance (11/10/1997)	5.59%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The Fund's Class K Shares commenced operations on April 8, 2003. The Fund offers three other classes of shares; Institutional Shares, Institutional Service Shares and Class C Shares. For the period prior to commencement of operations of the Class K Shares, the performance information shown is for the Fund's Institutional Shares, adjusted to reflect the expenses of Class K Shares. The graph below illustrates the hypothetical investment of $10,000 1 in Federated Max-Cap Index Fund (Class K Shares) (the "Fund") from October 31, 1997 to October 31, 2007, compared to the Standard & Poor's 500 (S&P 500). 2

Average Annual Total Returns for the Period Ended 10/31/2007
1 Year	13.29%
5 Years	12.72%
10 Years	5.91%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales load. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2007, the Fund's sector composition 1 for its equity securities investments was as follows:

Sector	Percentage of Total Net Assets
Financials	18.6%
Information Technology	16.6%
Health Care	11.5%
Energy	11.2%
Industrials	11.1%
Consumer Staples	9.3%
Consumer Discretionary	9.0%
Telecommunication Services	3.7%
Utilities	3.3%
Materials	3.2%
Other Securities [2]	0.8%
Cash Equivalents [3]	1.8%
Other Assets and Liabilities--Net [4]	(0.1)%
TOTAL [5]	100.0%

1 Except for Other Securities, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other Securities includes Exchange Traded Funds.

3 Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

5 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the S&P 500 Index and minimizing trading costs. Taking into consideration these open index futures contracts, the Fund's total exposure to the S&P 500 Index is effectively 101.0%.

Portfolio of Investments

October 31, 2007

Shares			Value
		COMMON STOCKS -97.5% [1]
		Consumer Discretionary--9.0%
5,600		Abercrombie & Fitch Co., Class A	$443,520
26,800	[2]	Amazon.com, Inc.	2,389,220
13,600	[2]	Apollo Group, Inc., Class A	1,077,936
4,700		Applebee's International, Inc.	119,098
13,196	[2]	AutoNation, Inc.	233,437
4,630	[2]	AutoZone, Inc.	576,018
18,414	[2]	Bed Bath & Beyond, Inc.	624,971
26,360		Best Buy Co., Inc.	1,278,987
10,821	[2]	Big Lots, Inc.	259,488
5,141		Black & Decker Corp.	462,227
100,686		Block (H&R), Inc.	2,194,955
6,099		Brunswick Corp.	136,069
63,671		CBS Corp. (New), Class B	1,827,358
7,600	[2]	Cablevision Systems Corp., Class A	222,908
35,307		Carnival Corp.	1,694,030
9,086		Centex Corp.	227,695
300	[2]	Chipotle Mexican Grill, Inc.	41,700
11,369		Circuit City Stores, Inc.	90,156
81,057		Clear Channel Communications, Inc.	3,061,523
33,300	[2]	Coach, Inc.	1,217,448
245,728	[2]	Comcast Corp., Class A	5,172,574
18,600		D.R. Horton, Inc.	236,034
69,500	[2]	DIRECTV Group, Inc.	1,840,360
13,682		Darden Restaurants, Inc.	588,326
5,816		Dillards, Inc., Class A	133,942
15,107		Dow Jones & Co.	903,550
6,000		E.W. Scripps Co., Class A	270,060
22,205		Eastman Kodak Co.	636,395
2,100	[2]	Echostar Communications Corp., Class A	102,816
19,600	[2]	Expedia, Inc.	640,136
19,060		Family Dollar Stores, Inc.	483,171
142,309	[2]	Ford Motor Co.	1,262,281
Shares			Value
		COMMON STOCKS-continued [1]
		Consumer Discretionary--continued
9,949		Fortune Brands, Inc.	$833,428
61,180		Gannett Co., Inc.	2,594,644
36,600		Gap (The), Inc.	691,740
37,925		General Motors Corp.	1,486,281
1,600	[2]	Genesco, Inc.	73,920
11,367		Genuine Parts Co.	557,779
16,108	[2]	Goodyear Tire & Rubber Co.	485,656
20,120		Harley Davidson, Inc.	1,036,180
12,400		Harman International Industries, Inc.	1,044,080
29,744		Harrah's Entertainment, Inc.	2,624,908
14,814		Hasbro, Inc.	442,198
155,289		Home Depot, Inc.	4,893,156
14,800	[2]	IAC Interactive Corp.	436,008
26,636		International Game Technology	1,161,596
28,967	[2]	Interpublic Group Cos., Inc.	299,808
46,818		Johnson Controls, Inc.	2,046,883
8,435		Jones Apparel Group, Inc.	176,629
6,092		KB HOME	168,383
45,508	[2]	Kohl's Corp.	2,501,575
13,151		Leggett and Platt, Inc.	255,524
10,722		Lennar Corp., Class A	244,998
4,400	[2]	Liberty Global, Inc., Class C	161,392
26,471		Limited Brands, Inc.	582,627
6,778		Liz Claiborne, Inc.	192,970
121,914		Lowe's Cos., Inc.	3,278,267
2,820	[2]	MGM Mirage	258,340
36,942		Macy's, Inc.	1,183,252
23,546		Marriott International, Inc., Class A	967,976
27,061		Mattel, Inc.	565,304
108,393		McDonald's Corp.	6,471,062
24,614		McGraw-Hill Cos., Inc.	1,231,685
3,159		Meredith Corp.	196,648
9,905		New York Times Co., Class A	193,742
17,510		Newell Rubbermaid, Inc.	510,592
225,264		News Corp., Inc.	4,881,471
Shares			Value
		COMMON STOCKS-continued [1]
		Consumer Discretionary--continued
53,970		Nike, Inc., Class B	$3,576,052
21,860		Nordstrom, Inc.	862,158
2,600		Oakley, Inc.	76,050
20,653	[2]	Office Depot, Inc.	387,450
23,806		Officemax, Inc.	753,460
31,252		Omnicom Group, Inc.	1,593,227
14,590		Penney (J.C.) Co., Inc.	820,542
5,500		Polo Ralph Lauren Corp., Class A	378,400
15,584		Pulte Homes, Inc.	231,267
26,685		RadioShack Corp.	550,245
7,900	[2]	Saks, Inc.	167,164
4,937	[2]	Sears Holdings Corp.	665,458
10,823		Sherwin-Williams Co.	691,806
3,803		Snap-On, Inc.	189,808
5,813		Stanley Works	334,538
48,490		Staples, Inc.	1,131,757
73,668	[2]	Starbucks Corp.	1,965,462
15,533		Starwood Hotels & Resorts Worldwide, Inc.	883,206
9,400		Station Casinos, Inc.	844,120
42,242		TJX Cos., Inc.	1,222,061
62,083		Target Corp.	3,809,413
15,396		Tiffany & Co.	834,155
267,477		Time Warner, Inc.	4,884,130
6,828	[2]	Tribune Co.	206,615
8,830		V.F. Corp.	769,358
49,121	[2]	Viacom, Inc., Class B	2,028,206
7,100		Virgin Media, Inc.	156,981
226,534		Walt Disney Co.	7,844,872
8,719		Wendy's International, Inc.	303,072
5,640		Whirlpool Corp.	446,575
13,612		Wyndham Worldwide Corp.	446,882
49,280		Yum! Brands, Inc.	1,984,506
		TOTAL	116,218,087
Shares			Value
		COMMON STOCKS-continued [1]
		Consumer Staples--9.3%
198,310		Altria Group, Inc.	$14,462,748
62,224		Anheuser-Busch Cos., Inc.	3,190,847
63,174		Archer-Daniels-Midland Co.	2,260,366
30,736		Avon Products, Inc.	1,259,561
6,660		Brown-Forman Corp., Class B	492,707
132,536		CVS Caremark Corp.	5,536,029
20,023		Campbell Soup Co.	740,451
9,473		Clorox Corp.	592,726
183,982		Coca-Cola Co.	11,362,728
22,537		Coca-Cola Enterprises, Inc.	581,680
45,440		Colgate-Palmolive Co.	3,465,709
53,804		ConAgra, Inc.	1,276,769
14,100	[2]	Constellation Brands, Inc., Class A	354,192
42,304		Costco Wholesale Corp.	2,845,367
9,700	[2]	Dean Foods Co.	269,369
8,300		Estee Lauder Cos., Inc., Class A	364,370
25,255		General Mills, Inc.	1,457,971
31,402		H.J. Heinz Co.	1,468,986
10,922		Hershey Foods Corp.	470,847
20,607		Kellogg Co.	1,087,844
41,186		Kimberly-Clark Corp.	2,919,676
152,172		Kraft Foods, Inc., Class A	5,084,067
119,021		Kroger Co.	3,498,027
8,600		McCormick & Co., Inc.	301,258
8,904		Molson Coors Brewing Co., Class B	509,576
143,345		PepsiCo, Inc.	10,567,393
306,115		Procter & Gamble Co.	21,281,115
5,100		Reddy Ice Group, Inc.	141,219
12,500		Reynolds American, Inc.	805,375
19,520		SUPERVALU, Inc.	756,400
33,523		Safeway Inc.	1,139,782
168,987		Sara Lee Corp.	2,795,045
56,672		Sysco Corp.	1,943,283
11,524		The Pepsi Bottling Group, Inc.	496,454
Shares			Value
		COMMON STOCKS-continued [1]
		Consumer Staples--continued
77,100		Tyson Foods, Inc., Class A	$1,218,180
11,077		UST, Inc.	590,626
172,344		Wal-Mart Stores, Inc.	7,791,672
85,096		Walgreen Co.	3,374,056
9,700		Whole Foods Market, Inc.	480,538
17,257		Wrigley (Wm.), Jr. Co.	1,064,239
		TOTAL	120,299,248
		Energy--11.2%
77,620		Anadarko Petroleum Corp.	4,581,132
26,572		Apache Corp.	2,758,439
21,400		BJ Services Co.	539,066
48,181		Baker Hughes, Inc.	4,178,256
11,900		CONSOL Energy, Inc.	672,350
26,500		Chesapeake Energy Corp.	1,046,220
193,961		Chevron Corp.	17,749,371
163,070		ConocoPhillips	13,854,427
30,036		Devon Energy Corp.	2,805,362
10,600		ENSCO International, Inc.	588,194
18,006		EOG Resources, Inc.	1,595,332
46,539		El Paso Corp.	821,879
524,010		Exxon Mobil Corp.	48,203,680
88,896		Halliburton Co.	3,504,280
24,364		Hess Corp.	1,744,706
62,492		Marathon Oil Corp.	3,695,152
16,300		Murphy Oil Corp.	1,200,169
17,580	[2]	Nabors Industries Ltd.	493,646
32,028	[2]	National-Oilwell, Inc.	2,345,731
22,156		Noble Corp.	1,173,160
16,300		Noble Energy, Inc.	1,247,602
56,430		Occidental Petroleum Corp.	3,896,492
18,800		Peabody Energy Corp.	1,048,100
6,352		Rowan Cos., Inc.	247,601
86,112		Schlumberger Ltd.	8,315,836
17,700		Smith International, Inc.	1,169,085
Shares			Value
		COMMON STOCKS-continued [1]
		Energy--continued
48,024		Spectra Energy Corp.	$1,247,664
8,220		Sunoco, Inc.	604,992
13,200		Tesoro Petroleum Corp.	798,996
26,090	[2]	Transocean Sedco Forex, Inc.	3,114,363
49,357		Valero Energy Corp.	3,476,214
27,400	[2]	Weatherford International Ltd.	1,778,534
53,561		Williams Cos., Inc.	1,954,441
34,882		XTO Energy, Inc.	2,315,467
		TOTAL	144,765,939
		Financials--18.6%
26,174		AON Corp.	1,186,206
42,600		Ace Ltd.	2,581,986
43,582		Aflac, Inc.	2,736,078
58,725		Allstate Corp.	3,077,190
6,373		Ambac Financial Group, Inc.	234,718
12,600		American Capital Strategies Ltd.	546,966
135,895		American Express Co.	8,282,800
230,432		American International Group, Inc.	14,544,868
21,839		Ameriprise Financial, Inc.	1,375,420
8,200		Apartment Investment & Management Co., Class A	383,186
7,300		Assurant, Inc.	426,612
5,200		Avalonbay Communities, Inc.	637,780
43,285		BB&T Corp.	1,600,246
398,456		Bank of America Corp.	19,237,456
97,672		Bank of New York Mellon Corp.	4,771,277
7,634		Bear Stearns & Co., Inc.	867,222
8,100		Boston Properties, Inc.	877,554
12,700	[2]	CB Richard Ellis Services, Inc.	309,626
14,300		CIT Group, Inc.	503,932
3,600		CME Group, Inc.	2,398,583
52,913		Capital One Financial Corp.	3,470,564
67,590		Chubb Corp.	3,605,927
12,395		Cincinnati Financial Corp.	493,073
450,819		Citigroup, Inc.	18,889,316
Shares			Value
		COMMON STOCKS-continued [1]
		Financials--continued
11,323		Comerica, Inc.	$528,558
15,000		Commerce Bancorp, Inc.	611,250
37,442		Countrywide Financial Corp.	581,100
9,900		Developers Diversified Realty	498,960
45,178		Discover Financial Services	871,935
31,500	[2]	E*Trade Group, Inc.	350,910
18,400		Equity Residential Properties Trust	768,752
44,069		Federal Home Loan Mortgage Corp.	2,301,724
110,516		Federal National Mortgage Association	6,303,833
6,800		Federated Investors, Inc.	292,400
44,607		Fifth Third Bancorp	1,395,307
10,800		First Horizon National Corp.	281,664
27,925		Franklin Resources, Inc.	3,621,314
24,400		General Growth Properties, Inc.	1,326,384
31,378		Genworth Financial, Inc., Class A	856,619
28,100		Goldman Sachs Group, Inc.	6,966,552
25,870		Hartford Financial Services Group, Inc.	2,510,166
45,500		Host Marriott Corp.	1,008,280
36,500		Hudson City Bancorp, Inc.	571,590
26,609		Huntington Bancshares, Inc.	476,567
7,700	[2]	InterContinentalExchange, Inc.	1,372,140
6,600		International Securities Exchange Holdings, Inc.	442,530
2,100		Invesco PLC, ADR	64,386
346,568		J.P. Morgan Chase & Co.	16,288,696
16,492		Janus Capital Group, Inc.	569,139
26,579		KeyCorp	756,173
16,301		Kimco Realty Corp.	676,818
8,700		Legg Mason, Inc.	721,578
47,406		Lehman Brothers Holdings, Inc.	3,002,696
15,700		Leucadia National Corp.	795,362
22,160		Lincoln National Corp.	1,382,119
39,647		Loews Corp.	1,946,271
5,900		M & T Bank Corp.	586,932
7,931		MBIA Insurance Corp.	341,350
Shares			Value
		COMMON STOCKS-continued [1]
		Financials--continued
4,364		MGIC Investment Corp.	$84,487
41,910		Marsh & McLennan Cos., Inc.	1,085,050
17,042		Marshall & Ilsley Corp.	727,693
59,725		Merrill Lynch & Co., Inc.	3,943,045
94,041		MetLife, Inc.	6,474,723
14,434		Moody's Corp.	631,054
84,356		Morgan Stanley	5,673,785
25,100		NYSE Euronext	2,356,137
40,967		National City Corp.	993,450
13,269		Northern Trust Corp.	997,962
21,500		Nuveen Investments, Class A	1,393,200
3,900		Nymex Holdings Inc.	501,228
31,027		PNC Financial Services Group	2,238,908
11,800		Plum Creek Timber Co., Inc.	527,106
21,600		Principal Financial Group	1,461,672
50,220		Progressive Corp., OH	929,070
20,500		Prologis	1,470,670
40,100		Prudential Financial, Inc.	3,878,472
8,400		Public Storage, Inc.	680,148
58,672		Regions Financial Corp.	1,591,185
8,522		SAFECO Corp.	493,424
41,940	[2]	SLM Corp.	1,977,890
75,086		Schwab (Charles) Corp.	1,744,999
19,949		Simon Property Group, Inc.	2,076,890
24,430		Sovereign Bancorp, Inc.	352,525
30,923		State Street Corp.	2,466,728
55,291		SunTrust Banks, Inc.	4,014,127
20,955		Synovus Financial Corp.	552,374
37,908		T. Rowe Price Group, Inc.	2,435,210
61,149		The Travelers Cos., Inc.	3,192,589
7,837		Torchmark Corp.	510,659
147,363		U.S. Bancorp	4,886,557
30,753		UNUMProvident Corp.	717,775
9,900		Vornado Realty Trust	1,106,028
Shares			Value
		COMMON STOCKS-continued [1]
		Financials--continued
189,639		Wachovia Corp.	$8,672,208
58,813		Washington Mutual Bank	1,639,706
303,200		Wells Fargo & Co.	10,311,832
15,936		XL Capital Ltd., Class A	1,146,595
6,572		Zions Bancorp	388,471
		TOTAL	240,434,273
		Health Care--11.5%
126,741		Abbott Laboratories	6,922,593
45,204		Aetna, Inc.	2,539,109
20,742		Allergan, Inc.	1,401,744
21,384		AmerisourceBergen Corp.	1,007,400
75,357	[2]	Amgen, Inc.	4,378,995
22,648		Applera Corp.	841,147
6,704		Bard (C.R.), Inc.	560,521
7,200	[2]	Barr Laboratories, Inc.	412,704
85,724		Baxter International, Inc.	5,144,297
18,728		Becton, Dickinson & Co.	1,563,039
25,334	[2]	Biogen Idec, Inc.	1,885,863
91,545	[2]	Boston Scientific Corp.	1,269,729
134,925		Bristol-Myers Squibb Co.	4,046,401
23,410		CIGNA Corp.	1,228,791
59,708		Cardinal Health, Inc.	4,061,935
35,200	[2]	Celgene Corp.	2,323,200
39,300	[2]	Coventry Health Care, Inc.	2,370,183
53,998		Covidien Ltd.	2,246,317
7,500	[2]	DJ Orthopedics, Inc.	374,625
14,200		Dade Behring Holdings, Inc.	1,092,406
84,166		Eli Lilly & Co.	4,557,589
24,000	[2]	Express Scripts, Inc., Class A	1,514,400
26,076	[2]	Forest Laboratories, Inc., Class A	1,018,789
40,800	[2]	Genzyme Corp.	3,099,576
64,228	[2]	Gilead Sciences, Inc.	2,966,691
10,344	[2]	Hospira, Inc.	427,518
14,831	[2]	Humana, Inc.	1,111,583
Shares			Value
		COMMON STOCKS-continued [1]
		Health Care--continued
14,373		IMS Health, Inc.	$362,343
227,344		Johnson & Johnson	14,816,008
108,684	[2]	King Pharmaceuticals, Inc.	1,152,050
12,500	[2]	Kyphon, Inc.	886,000
9,000	[2]	Laboratory Corp. of America Holdings	618,750
27,343		Manor Care, Inc.	1,820,497
19,966		McKesson HBOC, Inc.	1,319,753
21,889	[2]	Medco Health Solutions, Inc.	2,065,884
97,783		Medtronic, Inc.	4,638,826
192,520		Merck & Co., Inc.	11,216,215
3,177	[2]	Millipore Corp.	246,694
16,710	[2]	Mylan Laboratories, Inc.	251,318
12,800	[2]	Patterson Cos., Inc.	500,608
9,507		PerkinElmer, Inc.	261,633
639,020		Pfizer, Inc.	15,726,282
2,900		PolyMedica Industries, Inc.	153,584
11,892		Quest Diagnostics, Inc.	632,417
174,432		Schering Plough Corp.	5,323,665
24,400	[2]	Sierra Health Services, Inc.	1,032,120
30,908	[2]	St. Jude Medical, Inc.	1,258,883
47,202		Stryker Corp.	3,351,342
31,305	[2]	Tenet Healthcare Corp.	109,881
39,453	[2]	Thermo Electron Corp.	2,320,231
115,830		UnitedHealth Group, Inc.	5,693,045
9,000	[2]	Varian Medical Systems, Inc.	438,930
7,800	[2]	Waters Corp.	600,444
7,083	[2]	Watson Pharmaceuticals, Inc.	216,456
53,491	[2]	Wellpoint, Inc.	4,238,092
93,154		Wyeth	4,530,079
21,094	[2]	Zimmer Holdings, Inc.	1,465,822
		TOTAL	147,614,997
		Industrials--11.1%
64,852		3M Co.	5,600,619
23,043	[2]	Allied Waste Industries, Inc.	291,264
Shares			Value
		COMMON STOCKS-continued [1]
		Industrials--continued
15,800		American Standard Cos.	$588,866
6,742		Avery Dennison Corp.	390,362
74,505		Boeing Co.	7,345,448
37,638		Burlington Northern Santa Fe Corp.	3,280,152
17,500		C.H. Robinson Worldwide, Inc.	873,600
42,264		CSX Corp.	1,892,159
59,376		Caterpillar, Inc.	4,430,043
10,337		Cintas Corp.	378,334
12,814		Cooper Industries Ltd., Class A	671,325
9,234		Cummins, Inc.	1,107,711
17,540		Danaher Corp.	1,502,652
19,786		Deere & Co.	3,064,851
18,523		Donnelley (R.R.) & Sons Co.	746,292
14,002		Dover Corp.	644,092
12,754		Eaton Corp.	1,180,765
71,804		Emerson Electric Co.	3,753,195
12,916		Equifax, Inc.	497,266
20,400		Expeditors International Washington, Inc.	1,033,260
25,168		FedEx Corp.	2,600,861
920	[2]	First Solar, Inc.	146,105
7,656		Fluor Corp.	1,209,648
33,716		General Dynamics Corp.	3,066,807
875,836		General Electric Co.	36,049,410
10,490		Goodrich (B.F.) Co.	730,733
10,047		Grainger (W.W.), Inc.	903,426
69,018		Honeywell International, Inc.	4,169,377
16,092		ITT Corp.	1,076,877
30,218		Illinois Tool Works, Inc.	1,730,283
23,884		Ingersoll-Rand Co., Class A	1,202,559
11,300	[2]	Jacobs Engineering Group, Inc.	984,795
3,550	[2]	KBR, Inc.	152,224
8,575		L-3 Communications Holdings, Inc.	940,163
42,288		Lockheed Martin Corp.	4,653,372
94,836		Masco Corp.	2,283,651
Shares			Value
		COMMON STOCKS-continued [1]
		Industrials--continued
8,068	[2]	Monster Worldwide, Inc.	$327,399
35,053		Norfolk Southern Corp.	1,810,487
30,800		Northrop Grumman Corp.	2,575,496
33,366		PACCAR, Inc.	1,853,815
2,900	[2]	PHH Corp.	64,844
10,289		Pall Corp.	412,280
15,296		Parker-Hannifin Corp.	1,229,299
16,103		Pitney Bowes, Inc.	644,764
12,800		Precision Castparts Corp.	1,917,568
66,455		Raytheon Co.	4,227,203
11,094		Robert Half International, Inc.	333,818
14,743		Rockwell Automation, Inc.	1,015,498
12,343		Rockwell Collins	923,380
3,986		Ryder System, Inc.	190,730
51,746		Southwest Airlines Co.	735,311
9,200	[2]	Terex Corp.	682,824
20,160		Textron Inc.	1,395,274
35,823		Tyco International Ltd.	1,474,833
29,895		Union Pacific Corp.	3,827,756
6,100		United Industrial Corp.	493,002
93,240		United Parcel Service, Inc.	7,002,324
20,700	[2]	United Rentals, Inc.	707,733
86,822		United Technologies Corp.	6,649,697
43,024		Waste Management, Inc.	1,565,643
		TOTAL	143,233,525
		Information Technology--16.6%
46,800	[2]	3Com Corp.	228,384
47,110	[2]	Adobe Systems, Inc.	2,256,569
34,734	[2]	Advanced Micro Devices, Inc.	454,321
15,500	[2]	Affiliated Computer Services, Inc., Class A	785,230
37,272	[2]	Agilent Technologies, Inc.	1,373,473
12,400	[2]	Akamai Technologies, Inc.	485,956
13,900	[2]	Alliance Data Systems Corp.	1,117,560
31,939		Altera Corp.	626,643
Shares			Value
		COMMON STOCKS-continued [1]
		Information Technology--continued
24,524		Analog Devices, Inc.	$820,573
34,700	[2]	Andrew Corp.	508,702
79,198	[2]	Apple, Inc.	15,043,660
112,210		Applied Materials, Inc.	2,179,118
20,220	[2]	Autodesk, Inc.	988,758
45,205		Automatic Data Processing, Inc.	2,240,360
19,724	[2]	BMC Software, Inc.	667,460
36,966	[2]	Broadcom Corp.	1,203,243
450		Broadridge Financial Solutions	9,000
66,168		CA, Inc.	1,750,144
4,807	[2]	CIENA Corp.	230,063
41,400	[2]	Ceridian Corp.	1,487,916
5,400	[2]	Checkfree Corp.	256,662
605,728	[2]	Cisco Systems, Inc.	20,025,368
11,530	[2]	Citrix Systems, Inc.	495,675
21,600	[2]	Cognizant Technology Solutions Corp.	895,536
15,241	[2]	Computer Sciences Corp.	889,922
30,270	[2]	Compuware Corp.	302,700
10,325	[2]	Convergys Corp.	189,257
180,200		Corning, Inc.	4,373,454
163,299	[2]	Dell, Inc.	4,996,949
186,925		EMC Corp. Mass	4,746,026
21,000	[2]	Electronic Arts, Inc.	1,283,520
33,980		Electronic Data Systems Corp.	733,628
11,300		Fidelity National Information Services, Inc.	521,156
11,267	[2]	Fiserv, Inc.	624,192
1	[2]	Flextronics International Ltd.	12
21,262	[2]	Google Inc.	15,032,234
235,347		Hewlett-Packard Co.	12,162,733
138,138		IBM Corp.	16,040,585
444,580		Intel Corp.	11,959,202
23,230	[2]	Intuit, Inc.	747,309
12,292	[2]	JDS Uniphase Corp.	187,576
16,985		Jabil Circuit, Inc.	369,084
Shares			Value
		COMMON STOCKS-continued [1]
		Information Technology--continued
46,300	[2]	Juniper Networks, Inc.	$1,666,800
12,225		KLA-Tencor Corp.	643,646
211,414	[2]	LSI Logic Corp.	1,395,332
7,718	[2]	Lexmark International Group, Class A	324,079
13,614		Linear Technology Corp.	449,534
20,800	[2]	MEMC Electronic Materials, Inc.	1,522,976
11,170		Maxim Integrated Products, Inc.	302,707
21,700		Microchip Technology, Inc.	719,789
53,798	[2]	Micron Technology, Inc.	565,417
736,689		Microsoft Corp.	27,117,522
11,181		Molex, Inc.	319,329
157,221		Motorola, Inc.	2,954,183
7,500	[2]	NAVTEQ Corp.	579,000
6,800	[2]	NCR Corp.	187,612
48,250	[2]	NVIDIA Corp.	1,707,085
18,514		National Semiconductor Corp.	465,442
29,361	[2]	Network Appliance, Inc.	924,578
32,323	[2]	Novell, Inc.	244,362
10,321	[2]	Novellus Systems, Inc.	293,220
349,413	[2]	Oracle Corp.	7,746,486
31,757		Paychex, Inc.	1,326,807
12,432	[2]	Qlogic Corp.	193,069
115,978		Qualcomm, Inc.	4,955,740
14,900	[2]	Sandisk Corp.	661,560
490,486	[2]	Sun Microsystems, Inc.	2,800,675
130,080	[2]	Symantec Corp.	2,442,902
7,856		Tektronix, Inc.	297,350
28,985	[2]	Tellabs, Inc.	255,358
24,332	[2]	Teradata Corp.	694,192
99,501	[2]	Teradyne, Inc.	1,227,842
121,591		Texas Instruments, Inc.	3,963,867
49,498		Tyco Electronics Ltd.	1,765,594
21,422	[2]	Unisys Corp.	130,246
18,200	[2]	Verisign, Inc.	620,438
Shares			Value
		COMMON STOCKS-continued [1]
		Information Technology--continued
54,354		Western Union Co.	$1,197,962
72,422	[2]	Xerox Corp.	1,263,040
22,612		Xilinx, Inc.	551,733
91,596	[2]	Yahoo, Inc.	2,848,636
134,500	[2]	eBay, Inc.	4,855,450
		TOTAL	213,471,473
		Materials--3.2%
17,032		Air Products & Chemicals, Inc.	1,666,581
74,648		Alcoa, Inc.	2,955,314
9,245		Allegheny Technologies, Inc.	944,562
5,920		Ashland, Inc.	347,622
7,944		Ball Corp.	393,864
6,876		Bemis Co., Inc.	193,628
84,237		Dow Chemical Co.	3,794,034
77,306		Du Pont (E.I.) de Nemours & Co.	3,827,420
7,396		Eastman Chemical Co.	492,500
13,706		Ecolab, Inc.	646,512
3,175		Florida Rock Industries, Inc.	199,803
33,986		Freeport-McMoRan Copper & Gold, Inc.	3,999,472
9,458		Hercules, Inc.	177,905
14,200		Huntsman Corp.	374,170
6,142		International Flavors & Fragrances, Inc.	320,674
34,426		International Paper Co.	1,272,385
17,400		Lyondell Chemical Co.	825,630
24,728		MeadWestvaco Corp.	831,850
45,854		Monsanto Co.	4,476,726
5,300		Myers Industries, Inc.	112,307
29,713		Newmont Mining Corp.	1,511,203
45,668		Nucor Corp.	2,832,329
21,342		PPG Industries, Inc.	1,595,101
10,908	[2]	Pactiv Corp.	299,643
25,490		Praxair, Inc.	2,178,885
10,858		Rohm & Haas Co.	563,313
12,150		Sealed Air Corp.	302,900
Shares			Value
		COMMON STOCKS-continued [1]
		Materials--continued
12,360		Sigma-Aldrich Corp.	$638,641
9,224		Temple-Inland, Inc.	495,052
8,300	[2]	Titanium Metals Corp.	292,160
10,310		United States Steel Corp.	1,112,449
6,606		Vulcan Materials Co.	564,879
18,417		Weyerhaeuser Co.	1,398,034
		TOTAL	41,637,548
		Telecommunication Services--3.7%
565,139	[3]	AT&T, Inc.	23,617,159
59,246		Alltel Corp.	4,215,353
9,130		CenturyTel, Inc.	402,177
28,238		Citizens Communications Co., Class B	371,612
32,700	[2]	Dobson Communications Corp., Class A	423,138
10,020		Embarq Corp.	530,258
132,972	[2]	Qwest Communications International, Inc.	954,739
10,900	[2]	Rural Cellular Corp.	483,633
247,195		Sprint Nextel Corp.	4,227,035
259,254		Verizon Communications	11,943,832
44,418		Windstream Corp.	597,422
		TOTAL	47,766,358
		Utilities--3.3%
53,239	[2]	AES Corp.	1,139,847
16,043	[2]	Allegheny Energy, Inc.	973,168
15,557		Ameren Corp.	841,011
28,904		American Electric Power Co., Inc.	1,393,462
12,492		CMS Energy Corp.	211,989
131,314		CenterPoint Energy, Inc.	2,200,823
18,441		Consolidated Edison Co.	868,387
14,524		Constellation Energy Group	1,375,423
16,467		DTE Energy Co.	816,763
38,707		Dominion Resources, Inc.	3,546,722
108,625		Duke Energy Corp.	2,082,341
39,054	[2]	Dynegy, Inc.	359,687
29,758		Edison International	1,730,428
Shares or Principal Amount			Value
		COMMON STOCKS-continued [1]
		Utilities--continued
17,282		Entergy Corp.	$2,071,593
59,938		Exelon Corp.	4,961,668
38,082		FPL Group, Inc.	2,605,570
22,984		FirstEnergy Corp.	1,601,985
4,827		Integrys Energy Group, Inc.	259,740
1,589		NICOR, Inc.	68,756
16,080		NiSource, Inc.	328,836
33,436		P G & E Corp.	1,636,023
63,774		PPL Corp.	3,297,116
7,418		Pinnacle West Capital Corp.	299,687
16,707		Progress Energy, Inc.	801,936
22,569		Public Service Enterprises Group, Inc.	2,157,596
12,100		Questar Corp.	690,668
23,841		Sempra Energy	1,466,460
60,486		Southern Co.	2,217,417
19,088		TECO Energy, Inc.	321,251
26,324		Xcel Energy, Inc.	593,606
		TOTAL	42,919,959
		TOTAL COMMON STOCKS (IDENTIFIED COST $517,764,456)	1,258,361,407
		CORPORATE BONDS--0.0%
		Health Care--0.0%
$250,000	[4,5]	Genzyme Corp., Conv. Bond, 1.25%, 12/1/2023	290,480
		Industrials--0.0%
227,000		Tyco International Group, Conv. Bond, 3.125%, 1/15/2023	312,577
		TOTAL CORPORATE BONDS (IDENTIFIED COST $583,871)	603,057
		Exchange Traded Funds--0.8%
500		Midcap SPDR Trust Series 1	82,495
61,897		SPDR Trust Series 1	9,572,371
		TOTAL EXCHANGE TRADED FUNDS (IDENTIFIED COST $8,953,259)	9,654,866
Shares			Value
		MUTUAL FUND--1.8%
23,728,562	[6,7]	Prime Value Obligations Fund, Institutional Shares, 5.06% (AT NET ASSET VALUE)	$23,728,562
		TOTAL INVESTMENTS--100.1% (IDENTIFIED COST $551,030,148) [8]	1,292,347,892
		OTHER ASSETS AND LIABILITIES - NET--(0.1)%	(1,066,857)
		TOTAL NET ASSETS--100%	$1,291,281,035

At October 31, 2007, the Fund had the following outstanding futures contracts 1 :

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[2] S&P 500 Index Long Futures	120	$46,647,000	December 2007	$1,987,376

At October 31, 2007, the Fund had the following securities sold short:

Description	Shares	Value
Patriot Coal Corp. (Proceeds $63,278)	1,780	$63,279

1 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the S&P 500 Index and minimizing trading costs. The underlying face amount, at value, of open index futures contracts is $46,647,000 at October 31, 2007, which represents 3.6% of total net assets. Taking into consideration these open index futures contracts, the Fund's effective total exposure to the S&P 500 Index is 101.0%.

2 Non-income producing security.

3 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

4 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2007, this restricted security amounted to $290,480, which represented 0.0% of total net assets.

5 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At October 31, 2007, this liquid restricted security amounted to $290,480, which represented 0.0% of total net assets.

6 Affiliated company.

7 7-Day net yield.

8 The cost of investments for federal tax purposes amounts to $576,032,709.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2007.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2007

Assets:
Total investments in securities, at value including $23,728,562 of investments in affiliated issuers (Note 5) (identified cost $551,030,148)		$1,292,347,892
Cash		794,367
Restricted cash		1,843,000
Income receivable		1,109,224
Receivable for investments sold		3,199,963
Receivable for shares sold		591,846
Receivable for daily variation margin		553,746
TOTAL ASSETS		1,300,440,038
Liabilities:
Securities sold short, at value (proceeds $63,278)	$63,279
Payable for investments purchased	3,390,572
Payable for shares redeemed	5,196,065
Payable for Directors'/Trustees' fees	1,681
Payable for distribution services fee (Note 5)	102,945
Payable for shareholder services fee (Note 5)	141,205
Accrued expenses	263,256
TOTAL LIABILITIES		9,159,003
Net assets for 45,401,867 shares outstanding		$1,291,281,035
Net Assets Consist of:
Paid-in capital		$429,443,795
Net unrealized appreciation of investments and futures contracts		743,305,119
Accumulated net realized gain on investments and futures contracts		117,262,782
Undistributed net investment income		1,269,339
TOTAL NET ASSETS		$1,291,281,035
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
Net asset value per share ($651,326,778 ÷ 22,870,182 shares outstanding), no par value, unlimited shares authorized		$28.48
Institutional Service Shares:
Net asset value per share ($490,721,714 ÷ 17,270,243 shares outstanding), no par value, unlimited shares authorized		$28.41
Class C Shares:
Net asset value per share ($75,530,861 ÷ 2,666,797 shares outstanding), no par value, unlimited shares authorized		$28.32
Offering price per share		$28.32
Redemption proceeds per share (99.00/100 of $28.32) [1]		$28.04
Class K Shares:
Net asset value per share ($73,701,682 ÷ 2,594,645 shares outstanding), no par value, unlimited shares authorized		$28.41

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2007

Investment Income:
Dividends (including $87,119 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $508)		$24,375,960
Interest (including income on securities loaned of $45,060)		1,881,658
TOTAL INCOME		26,257,618
Expenses:
Management fee (Note 5)	$3,964,909
Custodian fees	134,465
Transfer and dividend disbursing agent fees and expenses--Institutional Shares	306,714
Transfer and dividend disbursing agent fees and expenses--Institutional Services Shares	294,459
Transfer and dividend disbursing agent fees and expenses--Class C Shares	58,291
Transfer and dividend disbursing agent fees and expenses--Class K Shares	218,654
Directors'/Trustees' fees	15,687
Auditing fees	21,060
Legal fees	12,361
Portfolio accounting fees	204,080
Distribution services fee--Institutional Service Shares (Note 5)	1,521,853
Distribution services fee--Class C Shares (Note 5)	568,974
Distribution services fee--Class K Shares (Note 5)	392,547
Shareholder services fee--Institutional Service Shares (Note 5)	1,228,066
Shareholder services fee--Class C Shares (Note 5)	186,127
Account administration fee--Institutional Service Shares	21,030
Account administration fee--Class C Shares	1,259
Share registration costs	58,366
Printing and postage	85,459
Insurance premiums	12,352
Miscellaneous	12,945
TOTAL EXPENSES	9,319,658

Statement of Operations - continued

Year Ended October 31, 2007

Waivers and Reimbursements (Note 5):
Waiver/Reimbursement of management fee	$(207,996)
Waiver of distribution services fee--Institutional Service Shares	(1,249,097)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Institutional Shares	(119,458)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Institutional Service Shares	(149,785)
TOTAL WAIVERS AND REIMBURSEMENTS		$(1,726,336)
Net expenses			$7,593,322
Net investment income			18,664,296
Realized and Unrealized Gain on Investments and Futures Contracts:
Net realized gain on investments			148,307,332
Net realized gain on futures contracts			3,882,654
Net change in unrealized appreciation of investments			1,073,983
Net change in unrealized appreciation of futures contracts			877,406
Net realized and unrealized gain on investments and futures contracts			154,141,375
Change in net assets resulting from operations			$172,805,671

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$18,664,296	$18,320,306
Net realized gain on investments and futures contracts	152,189,986	104,056,643
Net change in unrealized appreciation/depreciation of investments and futures contracts	1,951,389	68,317,402
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	172,805,671	190,694,351
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(10,838,506)	(10,135,947)
Institutional Service Shares	(6,835,922)	(6,810,465)
Class C Shares	(461,547)	(491,679)
Class K Shares	(725,527)	(567,194)
Distributions from net realized gain on investments and futures contracts
Institutional Shares	(48,133,782)	(13,315,437)
Institutional Service Shares	(38,534,752)	(11,254,029)
Class C Shares	(5,704,443)	(1,822,764)
Class K Shares	(5,668,243)	(852,806)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(116,902,722)	(45,250,321)
Share Transactions:
Proceeds from sale of shares	319,255,829	310,746,903
Net asset value of shares issued to shareholders in payment of distributions declared	94,782,616	35,282,309
Cost of shares redeemed	(520,329,678)	(431,285,161)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(106,291,233)	(85,255,949)
Change in net assets	(50,388,284)	60,188,081
Net Assets:
Beginning of period	1,341,669,319	1,281,481,238
End of period (including undistributed net investment income of $1,269,339 and $1,466,547, respectively)	$1,291,281,035	$1,341,669,319

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2007

1. ORGANIZATION

Federated Index Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Max-Cap Index Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Institutional Service Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide investment results that generally correspond to the aggregate price and dividend performance of publicly traded common stocks comprising the Standard & Poor's 500 Composite Stock Price Index.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Institutional Shares, Institutional Service Shares, Class C Shares and Class K Shares may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, maintain exposure to the S&P 500 Index and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended October 31, 2007, the Fund had net realized gains on futures contracts of $3,882,654.

Futures contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2007, the Fund had no outstanding securities on loan.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2007		2006
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	5,745,886	$155,519,637	4,973,618	$126,951,778
Shares issued to shareholders in payment of distributions declared	1,515,491	39,030,951	568,043	14,368,500
Shares redeemed	(8,519,748)	(231,469,095)	(7,114,013)	(181,529,111)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,258,371)	$(36,918,507)	(1,572,352)	$(40,208,833)

Year Ended October 31	2007		2006
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	4,459,045	$120,537,344	4,898,375	$125,588,208
Shares issued to shareholders in payment of distributions declared	1,719,290	44,055,302	694,494	17,518,532
Shares redeemed	(8,196,177)	(221,826,097)	(7,867,507)	(201,260,876)
NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	(2,017,842)	$(57,233,451)	(2,274,638)	$(58,154,136)

Year Ended October 31	2007		2006
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	551,878	$14,801,313	503,180	$12,812,525
Shares issued to shareholders in payment of distributions declared	209,367	5,324,508	78,951	1,980,852
Shares redeemed	(960,840)	(25,734,027)	(1,261,909)	(32,067,621)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(199,595)	$(5,608,206)	(679,778)	$(17,274,244)

Year Ended October 31	2007		2006
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	1,054,766	$28,397,535	1,767,633	$45,394,392
Shares issued to shareholders in payment of distributions declared	249,269	6,371,855	55,989	1,414,425
Shares redeemed	(1,520,582)	(41,300,459)	(633,754)	(16,427,553)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	(216,547)	$(6,531,069)	1,189,868	$30,381,264
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(3,692,355)	$(106,291,233)	(3,336,900)	$(85,255,949)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for deferral of wash sales and regulatory settlement proceeds.

For the year ended October 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(142,132)	$(2)	$142,134

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income [1]	$26,939,109	$18,005,285
Long-term capital gains	$89,963,613	$27,245,036

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$16,528,040
Undistributed long-term capital gains	$128,994,025
Net unrealized appreciation	$716,315,175

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales.

At October 31, 2007, the cost of investments for federal tax purposes was $576,032,709. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates and from futures contracts was $716,315,183. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $721,375,848 and net unrealized depreciation from investments for those securities having an excess of cost over value of $5,060,665.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

Federated Equity Management Company of Pennsylvania is the Fund's manager (the "Manager"). The Management agreement between the Fund and Manager provides for an annual fee equal to 0.30% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Manager may voluntarily choose to waive any portion of its fee. The Manager can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the Manager voluntarily waived $206,580 of its fee. In addition, an affiliate of the Manager reimbursed $269,243 of transfer and dividend disbursing agent fees and expenses. Under the terms of a subadvisory contract between the Manager and BlackRock Investment Management LLC, a wholly owned subsidiary of BlackRock, Inc. (the "Subadvisor"), the Subadvisor receives an annual fee from the Manager equal to 0.0150% times 80% of the Fund's average daily net assets plus 0.150% times 20% of the Fund's average daily net assets.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Institutional Service Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Service Shares	0.30%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, FSC voluntarily waived $1,249,097 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2007, FSC retained $514,449 of fees paid by the Fund.

Sales Charges

For the year ended October 31, 2007, FSC retained $1,047 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Institutional Shares, Institutional Service Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2007, FSSC did not receive any fees paid by the Fund. For the year ended October 31, 2007, the Fund's Institutional Shares did not incur a shareholder services fee.

Expense Limitation

The Adviser and its affiliates (which may include FSC and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Institutional Service Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 0.35%, 0.65%, 1.45% and 1.10%, respectively, for the fiscal year ending October 31, 2008. Although these actions are voluntary, the Manager and its affiliates have agreed not to terminate these waivers and/or reimbursements until after December 31, 2008.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2007, the Adviser reimbursed $1,416 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended October 31, 2007 are as follows:

Affiliate	Balance of Shares Held 10/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2007	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares, 5.06%	--	41,236,768	17,508,206	23,728,562	$23,728,562	$87,119

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2007, were as follows:

Purchases	$626,725,958
Sales	$825,114,183

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds.

As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the program was not utilized.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the Fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than April 30, 2008. At this time, management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

10. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2007, the amount of long-term capital gains designated by the Fund was $89,963,613.

For the fiscal year ended October 31, 2007, 87.8% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2007, 87.8% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INDEX TRUST AND SHAREHOLDERS OF FEDERATED MAX-CAP INDEX FUND:

We have audited the accompanying statement of assets and liabilities of Federated Max-Cap Index Fund (the "Fund") (one of the portfolios constituting Federated Index Trust), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Max-Cap Index Fund, a portfolio of Federated Index Trust at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 18, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised 3 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: January 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 1990	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: January 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: January 1990	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: February 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 TREASURER Began serving: February 1990	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT Began serving: January 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Evaluation and Approval of Advisory Contract

FEDERATED MAX-CAP INDEX FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2007. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser and subadviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's profitability, and the Adviser's and subadviser's investment philosophy, revenue, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser, the subadviser, and their affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds, the Federated companies that service them, and the subadviser (including communications from regulatory agencies), as well as Federated's and/or the subadviser's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser and subadviser are executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's and subadviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2006. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser and subadviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. The Board also received financial information about the subadviser, as well as reports that discussed any indirect benefit the subadviser may derive from its receipt of research services from brokers who execute Fund trades.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed. With respect to the subadviser, the Board noted that it had reviewed relevant information, and initially approved the current subadvisory contract, at meetings held in August 2006, in contemplation of the impending combination of the asset management businesses of the Fund's former subadviser with another asset management firm. The combination took place in the latter part of 2006. In connection with the Board's present review, the subadviser had informed the Board that it was still in the process of implementing post-merger changes to relevant accounting systems, and that this is affecting its cost allocation capabilities. Consequently, the subadviser was unable to furnish profitability information for the Board's consideration at the May 2007 meetings, but undertook to provide the 2006 profitability information with respect to the Fund for consideration at a Board meeting later in 2007.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory and subadvisory contracts. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates, and by the subadviser, were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Max-Cap Index Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420E502
Cusip 31420E809
Cusip 31420E106
Cusip 31420E403

29454 (12/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Mid-Cap Index Fund

A Portfolio of Federated Index Trust

ANNUAL SHAREHOLDER REPORT

October 31, 2007

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$23.49	$22.19	$19.84	$18.22	$14.11
Income From Investment Operations:
Net investment income	0.34	0.30	0.22	0.13	0.10
Net realized and unrealized gain on investments and futures contracts	3.37	2.48	3.09	1.75	4.12
TOTAL FROM INVESTMENT OPERATIONS	3.71	2.78	3.31	1.88	4.22
Less Distributions:
Distributions from net investment income	(0.35)	(0.32)	(0.19)	(0.12)	(0.11)
Distributions from net realized gain on investments and futures contracts	(1.06)	(1.16)	(0.77)	(0.14)	--
TOTAL DISTRIBUTIONS	(1.41)	(1.48)	(0.96)	(0.26)	(0.11)
Net Asset Value, End of Period	$25.79	$23.49	$22.19	$19.84	$18.22
Total Return [1]	16.59%	12.91%	17.09%	10.38%	30.04%

Ratios to Average Net Assets:
Net expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income	1.41%	1.33%	1.06%	0.69%	0.69%
Expense waiver/reimbursement [2]	0.19%	0.21%	0.20%	0.27%	0.26%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,257,048	$1,202,627	$889,064	$708,296	$564,618
Portfolio turnover	17%	13%	14%	16%	11%

1 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

2 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During Period [1]
Actual	$1,000	$1,043.10	$2.52
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,022.74	$2.50

1 Expenses are equal to the Fund's annualized net expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Management's Discussion of Fund Performance

Federated Mid-Cap Index Fund produced a total return of 16.59%, based on net asset value, during the 12-month reporting period ended October 31, 2007. The Fund's benchmark, the Standard and Poor's MidCap 400 Index (S&P 400), 1 posted a total return of 17.02% during the reporting period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the benchmark.

U.S. equities, as represented by the broad-market S&P 500 Index, 2 gained 14.56% during the 12-month reporting period ended October 31, 2007, despite continued weakness in the housing and subprime mortgage markets. Shares of mid-cap companies outperformed large- and small-cap stocks, with the Standard and Poor's MidCap 400 Index advancing 17.02%, versus the 14.56% and 11.55% returns of the Standard and Poor's 500 ® Index (S&P 500) and the Standard and Poor's 600 ® Index 3 (S&P 600), respectively. Strong mergers-and-acquisitions activity, solid global growth and an easing of inflation pressures helped to drive up equity prices during the reporting period. Regarding the economy, the most recent data from the U.S. Department of Labor's Bureau of Labor Statistics indicated that the U.S. unemployment rate stood at 4.7% at October 31, 2007. The rate was unchanged from September, but was somewhat higher than the 4.1% rate in October 2006. Non-farm payroll employment rose by roughly 166,000 during the month, with gains in professional and business services, healthcare, and leisure and hospitality. However, manufacturing employment fell by 21,000 in October, following a decline of 17,000 during the previous month.

1 The S&P 400 is a market capitalization weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged, and investments cannot be made in an index. "Standard & Poor's," "S&P, ® " "S&P MidCap 400 Index," and "Standard and Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Federated Securities Corp. The Fund is not sponsored, endorsed, sold or promoted by, or affiliated with, Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 400 Index to track general stock market performance.

2 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and investments cannot be made in an index.

3 The S&P 600 ® is an unmanaged capitalization-weighted index representing all major industries in the small-cap of the U.S. stock market. The index is unmanaged and investments cannot be made in an index.

Nine of the ten sectors 4 in the S&P 400 finished in positive territory for the reporting period, led by energy, returning 42.2%; materials, returning 37.6%; telecommunication services, returning 33.4%; and industrials, returning 30.6%. CF Industries Holdings Inc. and Terra Industries Inc. (both in the materials sector), Intuitive Surgical Inc. (in the healthcare section), and Chipotle Mexican Grill Inc. and GameStop Corp. (both in the consumer discretionary sector) were the strongest individual stock performers within the Index for the period.

Only the financials sector, which declined 1.4%, recorded a negative return for the year. However, the consumer discretionary (+3.8%) and utilities (+11.9%) sectors considerably underperformed the return of the S&P 400. Weaker performing stocks within the S&P 400 for the reporting period included Radian Group Inc. (financials), Coldwater Creek Inc. (consumer discretionary), UTStarcom Inc. (information technology), IndyMac Bancorp Inc. (financials) and Hovnanian Enterprises Inc. (consumer discretionary).

The Fund utilized S&P 400 futures to provide equity exposure on the Fund's cash balances. While over the long term S&P 400 futures should mirror the performance of the S&P 400, pricing disparity can occur in the short term, and the Fund may benefit or be harmed by trading futures instead of stocks when money goes in and out of the Fund. During the reporting period, the Fund benefited from its trading of futures contracts.

4 Sector classifications are based upon the classification of the Standard & Poor's Global Industry Classification Standard (SPGICS).

GROWTH OF A $25,000 INVESTMENT

The graph below illustrates the hypothetical investment of $25,000 1 in Federated Mid-Cap Index Fund (the "Fund") from October 31, 1997 to October 31, 2007 compared to the S&P MidCap 400 Index (S&P 400). 2

Average Annual Total Returns for the Period Ended 10/31/2007
1 Year	16.59%
5 Years	17.21%
10 Years	11.68%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 400 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 400 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2007, the Fund's sector composition 1 for its equity securities investments was as follows:

Sector	Percentage of Total Net Assets
Information Technology	14.5%
Industrials	13.6%
Consumer Discretionary	13.5%
Financials	13.3%
Health Care	11.2%
Energy	8.7%
Materials	7.3%
Utilities	7.1%
Consumer Staples	2.9%
Telecommunication Services	0.9%
Securities Lending Collateral [2]	6.7%
Cash Equivalents [3]	6.9%
Other Assets and Liabilities--Net [4]	(6.6)%
TOTAL [5]	100.0%

1 Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

3 Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements (other than those representing Securities Lending Collateral).

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

5 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the index and minimizing trading costs. Taking into consideration these open index futures contracts, the Fund's total exposure to the S&P MidCap 400 Index is effectively 100.2%.

Portfolio of Investments

October 31, 2007

Shares			Value
		COMMON STOCKS--93.0% [1]
		Consumer Discretionary--13.5%
48,310	[2]	99 Cents Only Stores	$519,333
99,150		Advance Auto Parts, Inc.	3,382,998
73,800	[2]	Aeropostale, Inc.	1,690,020
208,493		American Eagle Outfitters, Inc.	4,957,963
56,770		American Greetings Corp., Class A	1,495,322
60,380	[2,3]	AnnTaylor Stores Corp.	1,871,176
76,566	[3]	Applebee's International, Inc.	1,940,182
71,388		ArvinMeritor, Inc.	1,058,684
51,350		Barnes & Noble, Inc.	1,984,164
90,232		Belo (A.H.) Corp., Series A	1,669,292
27,100		Blyth Industries, Inc.	517,339
32,000		Bob Evans Farms, Inc.	901,760
61,302		Borders Group, Inc.	945,277
55,188		BorgWarner, Inc.	5,833,923
52,627		Boyd Gaming Corp.	2,200,861
102,066		Brinker International, Inc.	2,591,456
25,068		CBRL Group, Inc.	1,000,213
64,700		Callaway Golf Co.	1,120,604
210,426	[2,3]	CarMax, Inc.	4,391,591
90,894	[2]	Career Education Corp.	3,248,552
121,800	[2]	Charming Shoppes, Inc.	903,756
73,573	[2]	Cheesecake Factory, Inc.	1,650,242
169,076	[2]	Chicos Fas, Inc.	2,221,659
30,780	[2]	Chipotle Mexican Grill, Inc.	4,278,420
58,700	[2,3]	Coldwater Creek, Inc.	525,365
63,547	[2]	Collective Brands, Inc.	1,174,984
78,476	[2]	Corinthian Colleges, Inc.	1,286,222
56,044		DeVRY, Inc.	3,065,046
78,620	[2]	Dick's Sporting Goods, Inc.	2,623,549
93,982	[2]	Dollar Tree Stores, Inc.	3,599,511
29,869		Entercom Communication Corp.	554,070
153,600		Foot Locker, Inc.	2,287,104
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
50,444	[3]	Furniture Brands International, Inc.	$607,850
154,300	[2]	GameStop Corp.	9,137,646
140,900		Gentex Corp.	2,927,902
44,820	[2]	Getty Images, Inc.	1,266,165
57,700		Guess ?, Inc.	2,965,203
94,500	[2]	Hanesbrands, Inc.	2,933,280
52,188		Harte-Hanks	920,074
39,988	[2,3]	Hovnanian Enterprises, Inc., Class A	454,664
29,544	[2]	ITT Educational Services, Inc.	3,757,701
32,331		International Speedway Corp., Class A	1,436,466
85,400	[2,3]	Lamar Advertising Co.	4,565,484
75,068	[2]	Lear Corp.	2,667,166
40,156		Lee Enterprises, Inc.	644,504
31,280	[2,3]	Life Time Fitness, Inc.	1,896,819
34,300		M.D.C. Holdings, Inc.	1,389,493
32,130		Matthews International Corp., Class A	1,464,164
24,750		Media General, Inc., Class A	692,505
30,000		Modine Manufacturing Co.	697,800
52,688	[2,3]	Mohawk Industries, Inc.	4,496,394
5,180	[2,3]	NVR, Inc.	2,464,385
50,570	[2,3]	NetFlix, Inc.	1,338,588
108,900	[2]	O'Reilly Automotive, Inc.	3,595,878
70,700	[2]	Pacific Sunwear of California	1,182,104
129,876		PetSmart, Inc.	3,889,786
55,170		Phillips Van Heusen Corp.	2,637,126
45,150		Regis Corp. Minnesota	1,517,040
65,957	[2]	Rent-A-Center, Inc.	1,055,312
136,025		Ross Stores, Inc.	3,675,396
54,313	[3]	Ruby Tuesday, Inc.	867,379
43,100		Ryland Group, Inc.	1,225,333
142,699	[2,3]	Saks, Inc.	3,019,511
27,481	[2]	Scholastic Corp.	1,087,698
64,000	[2,3]	Scientific Games Holdings Corp.	2,313,600
63,320		Sothebys Holdings, Inc., Class A	3,430,044
13,950		Strayer Education, Inc.	2,601,117
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
33,500		Thor Industries, Inc.	$1,608,000
51,700	[2]	Timberland Co., Class A	1,008,667
120,800	[2,3]	Toll Brothers, Inc.	2,767,528
57,860		Tupperware Brands Corp.	2,088,746
106,900	[2]	Urban Outfitters, Inc.	2,701,363
43,962	[2]	Valassis Communications, Inc.	433,026
44,460	[2]	Warnaco Group, Inc.	1,809,077
5,500		Washington Post Co., Class B	4,669,500
42,390		Wiley (John) & Sons, Inc., Class A	1,864,312
89,851		Williams-Sonoma, Inc.	2,824,915
		TOTAL	170,087,349
		Consumer Staples--2.9%
77,940		Alberto-Culver Co.	2,025,661
63,163	[2]	BJ's Wholesale Club, Inc.	2,266,288
61,755		Church and Dwight, Inc.	2,921,629
73,170		Corn Products International, Inc.	3,112,652
55,250	[2]	Energizer Holdings, Inc.	5,762,575
58,700	[2]	Hansen Natural Corp.	3,991,600
68,714		Hormel Foods Corp.	2,506,687
23,749		Lancaster Colony Corp.	953,997
54,900	[2]	NBTY, Inc.	1,954,440
59,951		PepsiAmericas, Inc.	2,141,450
34,600		Ruddick Corp.	1,176,400
113,017	[2]	Smithfield Foods, Inc.	3,240,197
54,124		Smucker (J.M.) Co.	2,891,845
27,313		Tootsie Roll Industries, Inc.	703,856
27,237		Universal Corp.	1,327,531
		TOTAL	36,976,808
		Energy--8.7%
137,200		Arch Coal, Inc.	5,625,200
32,040	[2,3]	Bill Barrett Corp.	1,499,472
105,612	[2]	Cameron International Corp.	10,282,384
82,620		Cimarex Energy Co.	3,346,936
118,400	[2]	Denbury Resources, Inc.	6,701,440
52,380	[2]	Encore Aquisition Co.	1,922,346
62,675	[2,3]	Exterran Holdings, Inc.	5,277,235
Shares			Value
		COMMON STOCKS--continued [1]
		Energy--continued
127,480	[2]	FMC Technologies, Inc.	$7,729,112
83,098	[2]	Forest Oil Corp.	4,037,732
105,210		Frontier Oil Corp.	4,817,566
124,467	[2]	Grant Prideco, Inc.	6,118,798
102,314		Helmerich & Payne, Inc.	3,235,169
127,100	[2,3]	Newfield Exploration Co.	6,843,064
26,613		Overseas Shipholding Group, Inc.	1,980,007
152,488	[3]	Patterson-UTI Energy, Inc.	3,040,611
119,551		Pioneer Natural Resources, Inc.	6,099,492
71,219	[2]	Plains Exploration & Production Co.	3,628,608
58,057		Pogo Producing Co.	3,457,875
164,538	[2]	Pride International, Inc.	6,071,452
51,400	[2,3]	Quicksilver Resources, Inc.	2,929,800
165,200	[2]	Southwestern Energy Co.	8,545,796
81,150	[2]	Superior Energy Services, Inc.	3,009,042
54,325		Tidewater, Inc.	2,969,948
		TOTAL	109,169,085
		Financials--13.3%
96,957		AMB Property Corp.	6,336,140
69,666		American Financial Group, Inc.	2,083,013
110,806	[2,3]	Americredit Corp.	1,563,473
125,233		Associated Banc Corp.	3,614,224
79,801		Astoria Financial Corp.	2,074,028
49,663		Bank of Hawaii Corp.	2,640,085
163,225		Berkley, W. R. Corp.	4,911,440
108,076		Brown & Brown	2,722,434
51,100		Cathay Bancorp, Inc.	1,582,567
40,394		City National Corp.	2,730,634
145,682		Colonial BancGroup, Inc.	2,794,181
46,940	[3]	Commerce Group, Inc.	1,712,841
39,510	[3]	Cousins Properties, Inc.	1,137,493
56,990		Cullen Frost Bankers, Inc.	3,030,728
129,510		Duke Realty Corp.	4,163,747
122,012		Eaton Vance Corp.	6,104,260
36,270		Equity One, Inc.	949,549
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
62,257		Everest Re Group Ltd.	$6,632,861
216,698		Fidelity National Financial, Inc., Class A	3,334,982
94,308		First American Financial Corp.	2,838,671
25,920		First Community Bancorp	1,262,304
109,000		First Niagara Financial Group, Inc.	1,438,800
74,231		FirstMerit Corp.	1,573,697
95,807		Gallagher (Arthur J.) & Co.	2,549,424
105,862		HCC Insurance Holdings, Inc.	3,164,215
48,900		Hanover Insurance Group, Inc.	2,252,823
55,500		Highwoods Properties, Inc.	1,995,780
38,500		Horace Mann Educators Corp.	796,565
91,042		Hospitality Properties Trust	3,605,263
69,931	[3]	IndyMac Bancorp, Inc.	938,474
107,800		Jefferies Group, Inc.	2,881,494
35,820		Jones Lang LaSalle, Inc.	3,414,721
86,850		Liberty Property Trust	3,267,297
70,800		Macerich Co. (The)	6,068,268
66,217		Mack-Cali Realty Corp.	2,621,531
33,700		Mercury General Corp.	1,729,147
91,290		Nationwide Health Properties, Inc.	2,850,074
304,668		New York Community Bancorp, Inc.	5,669,871
76,150		Nuveen Investments, Class A	4,934,520
219,563		Old Republic International Corp.	3,365,901
83,275		PMI Group, Inc.	1,334,898
39,294		Potlatch Corp.	1,872,752
70,344		Protective Life Corp.	3,015,647
77,982	[3]	Radian Group, Inc.	981,793
88,950		Raymond James Financial, Inc.	3,313,388
73,469		Rayonier, Inc.	3,547,818
66,700		Regency Centers Corp.	4,767,716
120,602		SEI Investments Co.	3,813,435
33,288	[3]	SVB Financial Group	1,723,986
50,188		StanCorp Financial Group, Inc.	2,766,864
109,814		TCF Financial Corp.	2,500,465
132,627		UDR, Inc.	3,148,565
48,931		Unitrin, Inc.	2,265,995
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
78,075		Waddell & Reed Financial, Inc., Class A	$2,593,652
81,131		Washington Federal, Inc.	1,960,125
52,100		Webster Financial Corp. Waterbury	1,888,104
75,200		Weingarten Realty Investors	2,877,152
28,900		WestAmerica Bancorp.	1,389,512
63,919		Wilmington Trust Corp.	2,324,734
		TOTAL	167,424,121
		Health Care--11.2%
60,715	[2,3]	Advanced Medical Optics, Inc.	1,666,627
69,300	[2,3]	Affymetrix, Inc.	1,764,378
43,425	[2]	Apria Healthcare Group, Inc.	1,049,582
62,125		Beckman Coulter, Inc.	4,399,692
65,990	[2,3]	Cephalon, Inc.	4,866,103
63,720	[2,3]	Cerner Corp.	3,795,163
67,169	[2]	Charles River Laboratories International, Inc.	3,895,802
93,363	[2]	Community Health Systems, Inc.	3,074,444
60,519	[2]	Covance, Inc.	4,992,818
149,826		Dentsply International, Inc.	6,214,782
57,513	[2]	Edwards Lifesciences Corp.	2,888,303
132,100	[2]	Endo Pharmaceuticals Holdings, Inc.	3,870,530
50,400	[2]	Gen-Probe, Inc.	3,529,008
243,410	[2]	Health Management Association, Class A	1,608,940
109,604	[2]	Health Net, Inc.	5,875,870
84,888	[2]	Henry Schein, Inc.	5,084,791
58,425		Hillenbrand Industries, Inc.	3,226,229
108,990	[2]	Hologic, Inc.	7,403,691
36,900	[2]	Intuitive Surgical, Inc.	12,061,503
44,880	[2]	Invitrogen Corp.	4,078,246
30,690	[2]	Kindred Healthcare, Inc.	651,856
43,830	[2]	Kyphon, Inc.	3,106,670
58,450	[2]	LifePoint Hospitals, Inc.	1,783,894
84,854	[2]	Lincare Holdings, Inc.	2,950,374
54,400		Medicis Pharmaceutical Corp., Class A	1,615,136
306,152	[2]	Millennium Pharmaceuticals, Inc.	3,618,717
119,194	[3]	Omnicare, Inc.	3,516,223
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
110,632	[2]	PDL BioPharma, Inc.	$2,345,398
35,462	[2]	Par Pharmaceutical Cos., Inc.	653,919
73,288		Perrigo Co.	1,737,658
99,400		Pharmaceutical Product Development, Inc.	4,198,656
52,900	[2]	Psychiatric Solutions, Inc.	2,094,840
73,600	[2]	ResMed, Inc.	3,049,248
104,157	[2]	Sepracor, Inc.	2,868,484
59,800		Steris Corp.	1,736,592
36,800	[2]	Techne Corp.	2,400,832
53,469		Universal Health Services, Inc., Class B	2,606,614
79,400	[2]	VCA Antech, Inc.	3,656,370
90,200	[2]	Valeant Pharmaceuticals International	1,312,410
30,169	[2]	Varian, Inc.	2,229,187
29,060	[2]	Ventana Medical Systems	2,557,280
129,287	[2]	Vertex Pharmaceuticals, Inc.	4,181,142
39,900	[2,3]	Wellcare Health Plans, Inc.	965,181
		TOTAL	141,183,183
		Industrials--13.6%
89,157	[2]	AGCO Corp.	5,320,890
101,468		AMETEK, Inc.	4,768,996
83,300	[2]	AirTran Holdings, Inc.	867,153
39,300	[2]	Alaska Air Group, Inc.	998,220
39,850		Alexander and Baldwin, Inc.	2,087,343
33,500	[2]	Alliant Techsystems, Inc.	3,698,065
98,130	[2]	Avis Budget Group, Inc.	2,047,973
46,950		Brinks Co. (The)	2,941,418
58,488		Carlisle Cos., Inc.	2,307,352
75,216	[2]	ChoicePoint, Inc.	2,957,493
43,800		Con-way, Inc.	1,866,318
67,282	[2]	Copart, Inc.	2,582,283
36,200		Corporate Executive Board Co.	2,579,250
47,494		Crane Co.	2,253,115
40,100		DRS Technologies, Inc.	2,303,344
49,070		Deluxe Corp.	1,979,484
66,876		Donaldson Co., Inc.	2,866,305
58,106		Dun & Bradstreet Corp.	5,627,566
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
122,712	[3]	Fastenal Co.	$5,458,230
44,626		Federal Signal Corp.	597,542
54,338		Flowserve Corp.	4,290,528
49,925		GATX Corp.	2,045,427
65,862		Graco, Inc.	2,592,328
33,925		Granite Construction, Inc.	1,452,669
46,988	[3]	HNI Corp.	2,037,400
79,988		Harsco Corp.	4,848,873
55,424		Hubbell, Inc., Class B	3,048,320
93,976		Hunt (J.B.) Transportation Services, Inc.	2,605,015
77,940		IDEX Corp.	2,760,635
168,164	[2,3]	Jet Blue Airways Corp.	1,535,337
105,580		Joy Global, Inc.	6,129,975
163,990	[2]	KBR, Inc.	7,031,891
20,375		Kelly Services, Inc., Class A	428,486
37,362		Kennametal, Inc.	3,407,788
44,300	[2]	Korn/Ferry International	848,788
42,200		Lincoln Electric Holdings	3,048,950
47,700		MSC Industrial Direct Co.	2,323,467
83,200		Manpower, Inc.	6,218,368
62,232		Miller Herman, Inc.	1,693,955
27,500		Mine Safety Appliances Co.	1,259,225
42,010	[2]	Navigant Consulting, Inc.	553,692
33,182		Nordson Corp.	1,775,237
70,500		OshKosh Truck Corp.	3,821,100
99,326		Pentair, Inc.	3,515,147
163,612	[2]	Quanta Services, Inc.	5,399,196
160,571		Republic Services, Inc.	5,489,922
30,325		Rollins, Inc.	920,970
85,900		Roper Industries, Inc.	6,082,579
53,744		SPX Corp.	5,444,267
6,800	[2]	Sequa Corp., Class A	1,181,976
86,838	[2]	Stericycle, Inc.	5,065,261
37,062		Teleflex, Inc.	2,713,309
49,986	[2]	Thomas & Betts Corp.	2,799,716
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
90,200		Timken Co.	$3,000,052
76,725		Trinity Industries, Inc.	2,772,842
69,069	[2]	United Rentals, Inc.	2,361,469
49,506		Werner Enterprises, Inc.	941,604
57,457	[2,3]	YRC Worldwide, Inc.	1,412,293
		TOTAL	170,966,397
		Information Technology--14.5%
375,641	[2]	3Com Corp.	1,833,128
33,900	[2]	ACI Worldwide, Inc.	775,293
115,943	[2]	ADC Telecommunications, Inc.	2,168,134
276,954	[2]	Activision, Inc.	6,549,962
65,457	[2]	Acxiom Corp.	860,105
61,350		Adtran, Inc.	1,476,694
17,400	[2]	Advent Software, Inc.	962,742
76,400	[2,3]	Alliance Data Systems Corp.	6,142,560
175,000		Amphenol Corp., Class A	7,747,250
154,800	[2]	Andrew Corp.	2,269,368
118,019	[2]	Arrow Electronics, Inc.	4,718,400
465,404	[2]	Atmel Corp.	2,275,826
145,445	[2]	Avnet, Inc.	6,067,965
50,775	[2]	Avocent Corp.	1,372,448
135,360		Broadridge Financial Solutions	2,707,200
43,300	[2]	CSG Systems International, Inc.	888,949
273,177	[2,3]	Cadence Design Systems, Inc.	5,354,269
137,670	[2]	Ceridian Corp.	4,947,860
84,938	[2]	Checkfree Corp.	4,037,103
58,744	[2]	CommScope, Inc.	2,770,954
83,900	[2,3]	Cree, Inc.	2,349,200
147,688	[2]	Cypress Semiconductor Corp.	5,397,996
52,838	[2,3]	DST Systems, Inc.	4,475,907
65,444		Diebold, Inc.	2,738,177
40,290	[2]	Digital River, Inc.	2,137,787
37,906	[2]	Dycom Industries, Inc.	1,070,845
80,200	[2]	F5 Networks, Inc.	2,889,606
55,832		Fair Isaac & Co., Inc.	2,117,149
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
116,532	[2]	Fairchild Semiconductor International, Inc., Class A	$2,126,709
64,861	[2]	Gartner Group, Inc., Class A	1,420,456
76,800		Global Payments, Inc.	3,652,608
133,526		Harris Corp.	8,086,335
73,008		Henry Jack & Associates, Inc.	2,133,294
37,269		Imation Corp.	830,353
137,500	[2]	Ingram Micro, Inc., Class A	2,920,500
191,177	[2]	Integrated Device Technology, Inc.	2,567,507
68,331	[2]	International Rectifier Corp.	2,280,889
131,713		Intersil Holding Corp.	3,996,172
75,294	[2]	Kemet Corp.	532,329
131,258	[2]	Lam Research Corp.	6,589,152
100,313	[2]	Lattice Semiconductor Corp.	419,308
94,295	[2]	MPS Group, Inc.	1,151,342
50,806	[2]	Macrovision Corp.	1,219,344
154,782	[2,3]	McAfee, Inc.	6,400,236
83,019	[2]	Mentor Graphics Corp.	1,329,964
59,513		Micrel, Inc.	538,593
79,800		Moneygram International, Inc.	1,272,810
170,820	[2]	NCR Corp.	4,712,924
52,800		National Instruments Corp.	1,712,832
104,700	[2]	Palm, Inc.	944,394
109,980	[2]	Parametric Technology Corp.	2,100,618
48,462		Plantronics, Inc.	1,325,436
91,531	[2]	Polycom, Inc.	2,561,037
117,800	[2,3]	Powerwave Technologies, Inc.	654,968
179,351	[2,3]	RF Micro Devices, Inc.	1,115,563
38,400	[2]	SRA International, Inc.	1,054,464
65,050	[2]	Semtech Corp.	1,113,006
55,425	[2]	Silicon Laboratories, Inc.	2,422,073
88,375	[2]	Sybase, Inc.	2,527,525
137,939	[2]	Synopsys, Inc.	3,898,156
54,700	[2]	Tech Data Corp.	2,151,351
123,962	[2]	Triquint Semiconductor, Inc.	777,242
97,300	[2,3]	UTStarcom, Inc.	311,360
95,130	[2]	ValueClick, Inc.	2,586,585
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
176,209	[2]	Vishay Intertechnology, Inc.	$2,218,471
212,500	[2]	Western Digital Corp.	5,508,000
77,400	[2]	Wind River Systems, Inc.	968,274
64,634	[2]	Zebra Technologies Corp., Class A	2,526,543
		TOTAL	181,761,600
		Materials--7.3%
77,744		Airgas, Inc.	3,923,740
78,762		Albemarle Corp.	3,761,673
44,910		CF Industries Holdings, Inc.	3,947,589
63,600		Cabot Corp.	2,226,636
25,560		Carpenter Technology Corp.	3,703,900
234,677		Chemtura Corp.	2,187,190
39,330		Cleveland Cliffs, Inc.	3,761,914
114,000		Commercial Metals Corp.	3,577,320
39,726		Cytec Industries, Inc.	2,650,121
72,462		FMC Corp.	4,166,565
39,119		Ferro Corp.	810,546
47,100		Florida Rock Industries, Inc.	2,964,003
105,800		Louisiana-Pacific Corp.	1,741,468
68,300		Lubrizol Corp.	4,636,204
245,939		Lyondell Chemical Co.	11,669,806
41,105	[3]	Martin Marietta Materials	5,316,932
20,100		Minerals Technologies, Inc.	1,411,422
74,794		Olin Corp.	1,703,807
86,351		Packaging Corp. of America	2,749,416
113,669		RPM, Inc.	2,435,927
63,600		Reliance Steel & Aluminum Co.	3,711,060
44,900		Scotts Co.	2,060,461
48,575		Sensient Technologies Corp.	1,451,907
94,823		Sonoco Products Co.	2,931,927
99,000		Steel Dynamics, Inc.	5,268,780
86,490	[2]	Terra Industries, Inc.	3,190,616
94,076		Valspar Corp.	2,354,722
68,881	[3]	Worthington Industries, Inc.	1,722,025
		TOTAL	92,037,677
Shares			Value
		COMMON STOCKS--continued [1]
		Telecommunication Services--0.9%
229,490	[2]	Cincinnati Bell, Inc.	$1,243,836
71,950	[2,3]	NeuStar, Inc., Class A	2,460,690
36,888		Telephone and Data System, Inc.	2,429,075
66,488		Telephone and Data System, Inc.	4,640,862
		TOTAL	10,774,463
		Utilities--7.1%
75,132		AGL Resources, Inc.	2,969,968
111,113		Alliant Energy Corp.	4,444,520
133,068	[3]	Aqua America, Inc.	3,095,162
353,400	[2]	Aquila, Inc.	1,477,212
38,969		Black Hills Corp.	1,731,003
113,313	[3]	DPL, Inc.	3,290,610
149,960		Energy East Corp.	4,180,885
118,900		Equitable Resources, Inc.	6,696,448
80,144		Great Plains Energy, Inc.	2,391,497
75,524		Hawaiian Electric Industries, Inc.	1,752,157
43,706		Idacorp, Inc.	1,524,902
173,114		MDU Resources Group, Inc.	4,874,890
100,776		NSTAR	3,543,284
78,963		National Fuel Gas Co.	3,828,916
146,745		Northeast Utilities Co.	4,524,148
88,057		OGE Energy Corp.	3,372,583
102,032		ONEOK, Inc.	5,095,478
78,043		PNM Resources, Inc.	1,951,855
191,357		Pepco Holdings, Inc.	5,451,761
109,457		Puget Energy, Inc.	3,092,160
110,645		SCANA Corp.	4,491,081
210,048		Sierra Pacific Resources	3,543,510
70,604		Vectren Corp.	1,979,736
45,000		WGL Holdings, Inc.	1,526,400
91,526		Westar Energy, Inc.	2,436,422
113,845	[4]	Wisconsin Energy Corp.	5,450,899
		TOTAL	88,717,487
		TOTAL COMMON STOCKS (IDENTIFIED COST $844,192,828)	1,169,098,170
Shares			Value
		MUTUAL FUND--13.6%
170,985,823	[5,6,7]	Prime Value Obligations Fund, Institutional Shares, 5.06% (AT NET ASSET VALUE)	$170,985,823
		TOTAL INVESTMENTS--106.6% (IDENTIFIED COST $1,015,178,651) [8]	1,340,083,993
		OTHER ASSETS AND LIABILITIES - NET--(6.6)%	(83,035,577)
		TOTAL NET ASSETS--100%	$1,257,048,416

At October 31, 2007, the Fund had the following outstanding futures contracts: 1

	Contracts	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[2]	S&P MidCap 400 Index Long Futures	195	$88,929,750	December 2007	$3,183,409

1 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the S&P MidCap 400 Index and minimizing trading costs. The underlying face amount, at value, of open index futures contracts is $88,929,750 at October 31, 2007, which represents 7.1% of total net assets. Taking into consideration these open index futures contracts, the Fund's effective total exposure to the S&P MidCap 400 Index is 100.2%.

2 Non-income-producing security.

3 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

4 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.

5 Affiliated company.

6 7-Day net yield.

7 All or a portion of this security is held as collateral for securities lending.

8 The cost of investments for federal tax purposes amounts to $1,035,311,588.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2007.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2007

Assets:
Total investments in securities, at value including $170,985,823 of investments in affiliated issuers (Note 5) and $80,516,416 of securities loaned (identified cost $1,015,178,651)		$1,340,083,993
Cash		3,966,982
Income receivable		543,921
Receivable for investments sold		1,126,986
Receivable for shares sold		702,395
Receivable for daily variation margin		1,482,000
TOTAL ASSETS		1,347,906,277
Liabilities:
Payable for investments purchased	$4,651,477
Payable for shares redeemed	1,344,167
Payable for shareholder services fee (Note 5)	235,637
Payable for collateral due to broker for securities loaned	84,485,855
Accrued expenses	140,725
TOTAL LIABILITIES		90,857,861
Net assets for 48,743,403 shares outstanding		$1,257,048,416
Net Assets Consist of:
Paid-in capital		$832,962,476
Net unrealized appreciation of investments and futures contracts		328,088,751
Accumulated net realized gain on investments and futures contracts		94,819,896
Undistributed net investment income		1,177,293
TOTAL NET ASSETS		$1,257,048,416
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$1,257,048,416 ÷ 48,743,403 shares outstanding, no par value, unlimited shares authorized		$25.79

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2007

Investment Income:
Dividends (including $276,120 received from affiliated issuers (Note 5))		$16,606,745
Interest (including income on securities loaned of $449,381)		7,435,420
TOTAL INCOME		24,042,165
Expenses:
Management fee (Note 5)	$5,052,614
Custodian fees	73,772
Transfer and dividend disbursing agent fees and expenses	570,853
Directors'/Trustees' fees	18,679
Auditing fees	19,013
Legal fees	17,399
Portfolio accounting fees	157,664
Shareholder services fee (Note 5)	2,634,828
Account administration fee	41,231
Share registration costs	25,654
Printing and postage	67,527
Insurance premiums	11,874
Miscellaneous	9,826
TOTAL EXPENSES	8,700,934
Waiver/reimbursement of management fee	(2,449,708)
Net expenses		6,251,226
Net investment income		17,790,939
Realized and Unrealized Gain on Investments and Futures Contracts:
Net realized gain on investments		105,086,579
Net realized gain on futures contracts		19,085,686
Net change in unrealized appreciation of investments		54,602,891
Net change in unrealized appreciation of futures contracts		(3,739,811)
Net realized and unrealized gain on investments and futures contracts		175,035,345
Change in net assets resulting from operations		$192,826,284

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$17,790,939	$14,617,923
Net realized gain on investments and futures contracts	124,172,265	46,881,013
Net change in unrealized appreciation/depreciation on investments and futures contracts	50,863,080	52,579,952
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	192,826,284	114,078,888
Distributions to Shareholders:
Distributions from net investment income	(18,334,648)	(14,769,271)
Distributions from net realized gain on investments and futures contracts	(53,813,499)	(46,621,162)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(72,148,147)	(61,390,433)
Share Transactions:
Proceeds from sale of shares	232,425,596	271,588,687
Proceeds from shares issued in connection with the tax-free transfer of assets from Mason Street Index 400 Stock Fund	--	217,939,098
Net asset value of shares issued to shareholders in payment of distributions declared	66,306,072	55,274,268
Cost of shares redeemed	(364,988,324)	(283,927,186)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(66,256,656)	260,874,867
Change in net assets	54,421,481	313,563,322
Net Assets:
Beginning of period	1,202,626,935	889,063,613
End of period (including undistributed net investment income of $1,177,293 and $1,721,002, respectively)	$1,257,048,416	$1,202,626,935

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2007

1. ORGANIZATION

Federated Index Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Mid-Cap Index Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to provide investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the mid-level stock capitalization sector of the U.S. equity market. This group of stocks is known as the S&P MidCap 400 Index.

On March 24, 2006, the Fund received assets from the Mason Street Index 400 Stock Fund as the result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Mason Street Index 400 Stock Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Mason Street Index 400 Stock Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
9,234,480	$217,939,098	$55,558,471	$1,012,418,107	$217,939,098	$1,230,357,205

1 Unrealized Appreciation is included in the Mason Street Index 400 Stock Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked (a "mid" evaluation) for the investment. The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, maintain exposure to the S&P MidCap 400 Index and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended October 31, 2007, the Fund had net realized gains on futures contracts of $19,085,686.

Futures contracts outstanding at period end are listed after the Fund's portfolio of investments.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or other short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2007, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$80,516,416	$84,485,855

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended October 31	2007	2006
Shares sold	9,532,339	11,837,240
Shares issued in connection with the tax-free transfer of assets from Mason Street Index 400 Stock Fund	--	9,234,480
Shares issued to shareholders in payment of distributions declared	2,863,373	2,468,422
Shares redeemed	(14,849,745)	(12,410,806)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(2,454,033)	11,129,336

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for regulatory settlement proceeds.

For the year ended October 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gains (Losses)
$(44,281)	$44,281

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income [1]	$23,510,251	$19,462,785
Long-term capital gains	$48,637,896	$41,927,648

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$7,653,981
Undistributed long-term capital gain	$111,659,567
Net unrealized appreciation	$304,772,392

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales.

At October 31, 2007, the cost of investments for federal tax purposes was $1,035,311,588. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from futures contracts was $304,772,405. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $367,968,708 and net unrealized depreciation from investments for those securities having an excess of cost over value of $63,196,303.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

Federated Equity Management Company of Pennsylvania is the Fund's manager (the "Manager"). The management agreement between the Fund and Manager provides for an annual fee equal to 0.40% of the Fund's average daily net assets.

Under the terms of a subadvisory contract between the Manager and BlackRock Investment Management LLC, a wholly owned subsidiary of BlackRock, Inc. (the "Subadvisor"), the Subadvisor receives an annual fee from the Manager equal to 0.030% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Manager may voluntarily choose to waive any portion of its fee. The Manager can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the Manager voluntarily waived $2,443,671 of its fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. A financial intermediary affiliated with management of Federated Investors, Inc. received $4,483 of Service Fees for the year ended October 31, 2007. For the year ended October 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Manager and its affiliate (FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses (as shown in the financial highlights) so that the total operating expenses paid by the Fund (after the voluntary waivers and reimbursements) will not exceed 0.49% for the fiscal year ending October 31, 2008. Although these actions are voluntary, the Manager and its affiliates have agreed not to terminate these waivers and/or reimbursements until after December 31, 2008.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Manager or an affiliate of the Manager. The Manager has agreed to reimburse the Fund for certain investment manager fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2007, the Manager reimbursed $6,037 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended October 31, 2007 are as follows:

Affiliate	Balance of Shares Held 10/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2007	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	--	240,056,718	69,070,895	170,985,823	$170,985,823	$276,120

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2007, were as follows:

Purchases	$190,319,572
Sales	$245,050,586

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds.

As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the program was not utilized.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than April 30, 2008. At this time, management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

10. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2007, the amount of long-term capital gains designated by the Fund was $48,637,896.

For the fiscal year ended October 31, 2007, 63.63% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2007, 63.62% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INDEX TRUST AND SHAREHOLDERS OF FEDERATED MID-CAP INDEX FUND:

We have audited the accompanying statement of assets and liabilities of Federated Mid-Cap Index Fund (the "Fund") (one of the portfolios constituting Federated Index Trust), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Mid-Cap Index Fund, a portfolio of Federated Index Trust at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 18, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised three portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: January 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 1990	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: January 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: January 1990	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: February 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 TREASURER Began serving: February 1990	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT Began serving: January 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Evaluation and Approval of Advisory Contract

FEDERATED MID-CAP INDEX FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2007. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser and subadviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's profitability, and the Adviser's and subadviser's investment philosophy, revenue, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser, the subadviser, and their affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds, the Federated companies that service them, and the subadviser (including communications from regulatory agencies), as well as Federated's and/or the subadviser's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser and subadviser are executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's and subadviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2006. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser and subadviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. The Board also received financial information about the subadviser, as well as reports that discussed any indirect benefit the subadviser may derive from its receipt of research services from brokers who execute Fund trades.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed. With respect to the subadviser, the Board noted that it had reviewed relevant information, and initially approved the current subadvisory contract, at meetings held in August 2006, in contemplation of the impending combination of the asset management businesses of the Fund's former subadviser with another asset management firm. The combination took place in the latter part of 2006. In connection with the Board's present review, the subadviser had informed the Board that it was still in the process of implementing post-merger changes to relevant accounting systems, and that this is affecting its cost allocation capabilities. Consequently, the subadviser was unable to furnish profitability information for the Board's consideration at the May 2007 meetings, but undertook to provide the 2006 profitability information with respect to the Fund for consideration at a Board meeting later in 2007.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory and subadvisory contracts. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates, and by the subadviser, were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Mid-Cap Index Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420E205

29455 (12/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Mini-Cap Index Fund

A Portfolio of Federated Index Trust

ANNUAL SHAREHOLDER REPORT

October 31, 2007

Institutional Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007	2006	2005	2004		2003
Net Asset Value, Beginning of Period	$17.85	$15.58	$14.06	$12.65		$8.95
Income From Investment Operations:
Net investment income	0.13 [1]	0.10 [1]	0.06 [1]	0.02		0.04
Net realized and unrealized gain on investments and futures contracts	1.20	2.81	1.48	1.40		3.70
TOTAL FROM INVESTMENT OPERATIONS	1.33	2.91	1.54	1.42		3.74
Less Distributions:
Distributions from net investment income	(0.11)	(0.03)	(0.02)	(0.01)		(0.04)
Distributions from net realized gain on investments and futures contracts	(1.98)	(0.61)	--	--		--
TOTAL DISTRIBUTIONS	(2.09)	(0.64)	(0.02)	(0.01)		(0.04)
Net Asset Value, End of Period	$17.09	$17.85	$15.58	$14.06		$12.65
Total Return [2]	8.31%	19.24%	10.95%	11.20	% [3]	41.96%

Ratios to Average Net Assets:
Net expenses	0.93%	0.91%	0.91%	0.91%		0.89%
Net investment income	0.77%	0.60%	0.40%	0.16%		0.41%
Expense waiver/reimbursement [4]	0.23%	0.29%	0.25%	0.23%		0.44%
Supplemental Data:
Net assets, end of period (000 omitted)	$81,091	$88,669	$79,665	$90,937		$89,785
Portfolio turnover	15%	22%	20%	27%		48%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

3 During the period, the Fund was reimbursed by the Manager, which had an impact of 0.24% on the total return.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$17.19		$15.12		$13.73		$12.47		$8.85
Income From Investment Operations:
Net investment income (loss)	(0.02	) [1]	(0.03	) [1]	(0.06	) [1]	(0.08)		(0.03)
Net realized and unrealized gain on investments and futures contracts	1.16		2.71		1.45		1.34		3.65
TOTAL FROM INVESTMENT OPERATIONS	1.14		2.68		1.39		1.26		3.62
Less Distributions:
Distributions from net realized gain on investments and futures contracts	(1.98)		(0.61)		--		--		--
Net Asset Value, End of Period	$16.35		$17.19		$15.12		$13.73		$12.47
Total Return [2]	7.39%		18.23%		10.12%		10.10	% [3]	40.90%

Ratios to Average Net Assets:
Net expenses	1.81%		1.72%		1.72%		1.79%		1.77%
Net investment income (loss)	(0.11)%		(0.20)%		(0.41)%		(0.72)%		(0.47)%
Expense waiver/reimbursement [4]	0.13%		0.20%		0.15%		0.10%		0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$20,968		$19,577		$14,232		$10,473		$8,643
Portfolio turnover	15%		22%		20%		27%		48%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

3 During the period, the Fund was reimbursed by the Manager, which had an impact of 0.16% on the total return.

4 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During Period [1]
Actual:
Institutional Shares	$1,000	$1,017.30	$4.78
Class C Shares	$1,000	$1,013.00	$9.18
Hypothetical (assuming a 5% return before expenses):
Institutional Shares	$1,000	$1,020.47	$4.79
Class C Shares	$1,000	$1,016.08	$9.20

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Institutional Shares	0.94%
Class C Shares	1.81%

Management's Discussion of Fund Performance

The Federated Mini-Cap Index Fund's Institutional Shares produced a total return of 8.31% while the Fund's Class C Shares produced a total return of 7.39%, based on net asset value, during the 12-month period ended October 31, 2007. The Fund's benchmark, the Russell 2000 ® Index (RUS2), 1 returned 9.27% during the 12-month reporting period. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the benchmark.

The RUS2 had positive returns in the first half of the reporting period, advancing 6.86% between November 1, 2006 and April 30, 2007. The RUS2 fell 4.44% during the Fund's fiscal third quarter, May 1 to July 31, 2007, before rebounding with a 7.01% gain in the last three months of the reporting period.

Nine of the ten sectors 2 in the RUS2 recorded gains for the reporting period, led by materials, returning 41.6%, energy, returning 21.2%, telecommunication services, returning 20.5% and information technology, returning 18.4%. The strongest performers among individual stocks were CF Industries Holdings, Inc. (in the materials sector), aQuantive, Inc. (consumer discretionary), AK Steel Holding Corp. and Terra Industries, Inc. (both in the materials sector), and Flir Systems, Inc. (information technology).

The Fund utilized RUS2 futures to provide equity exposure on the Fund's cash balances. While over the long-term RUS2 futures should mirror the performance of the RUS2, pricing disparity can appear in the short term and the Fund may benefit from or be harmed by trading futures instead of stocks when money goes in and out of the Fund. During the reporting period, the Fund benefited from its trading of futures contracts.

1 The RUS2 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The index is unmanaged, and investments cannot be made in an index. The Russell 2000 Index is a trademark/service mark for the Frank Russell Company. The Fund is neither affiliated with, nor promoted, sponsored or endorsed by the Frank Russell Company. Frank Russell's only relationship to the Fund is the licensing of the use of the Index. Frank Russell Company is owner of the trademarks and copyrights relating to the Index.

2 Sector classifications are based upon the classification of the Standard & Poor's Global Industry Classification Standard (SPGIC).

GROWTH OF A $25,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in the Federated Mini-Cap Index Fund (Institutional Shares) (the "Fund") from October 31, 1997 to October 31, 2007, compared to the Russell 2000 Index (RUS2) 2 ..

Average Annual Total Returns for the Period Ended 10/31/2007
1 Year	8.31%
5 Years	17.73%
10 Years	6.72%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RUS2 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Mini-Cap Index Fund (Class C Shares) (the "Fund") from November 10, 1997 (start of performance) to October 31, 2007 compared to the Russell 2000 Index (RUS2) 2 ..

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	6.44%
5 Years	16.75%
Start of Performance (11/10/1997)	5.80%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the 1.00% contingent deferred sales charge as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RUS2 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2007, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Financials	18.8%
Information Technology	18.2%
Industrials	14.6%
Consumer Discretionary	14.4%
Health Care	13.4%
Energy	6.1%
Materials	5.1%
Consumer Staples	2.9%
Utilities	2.8%
Telecommunication Services	1.6%
Other Securities [2]	0.0	% [7]
Securities Lending Collateral [3]	2.1%
Cash Equivalents [4]	1.5%
Other Assets and Liabilities--Net [5]	(1.5)%
TOTAL [6]	100.0%

1 Except for Other Securities, Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other Securities includes preferred stock.

3 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

4 Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements other than those representing Securities Lending Collateral.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

6 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the Russell 2000 Index and minimizing trading costs. Taking into consideration these open index futures contracts, the Fund's effective total exposure to the Russell 2000 Index is 102.1%.

7 Represents less than 0.1%.

Portfolio of Investments

October 31, 2007

Shares			Value
		COMMON STOCKS--97.9% [1]
		Consumer Discretionary--14.4%
2,579	[2]	1-800-FLOWERS.COM, Inc.	$30,922
3,300	[2]	99 Cents Only Stores	35,475
1,500	[2]	A.C. Moore Arts & Crafts, Inc.	25,080
2,100	[2]	AFC Enterprises, Inc.	28,035
3,086		Aaron Rents, Inc.	65,361
5,850	[2]	Aeropostale, Inc.	133,965
1,531	[2]	Aftermarket Technology Co.	52,850
1,400		Ambassadors Group, Inc.	25,438
900		Ambassadors International, Inc.	18,414
3,200		American Axle & Manufacturing Holdings, Inc.	87,872
4,000		American Greetings Corp., Class A	105,360
2,000	[2]	Amerigon, Inc.	39,280
1,900		Ameristar Casinos, Inc.	61,845
5,500		Applebee's International, Inc.	139,370
2,200		Arbitron, Inc.	111,364
1,329		Arctic Cat, Inc.	19,164
5,200		ArvinMeritor, Inc.	77,116
1,400		Asbury Automotive Group, Inc.	25,662
1,198	[2]	Audiovox Corp., Class A	14,376
400	[2]	Avatar Holdings, Inc.	18,620
900	[2]	BJ's Restaurants, Inc.	17,811
3,800	[2]	Bally Technologies, Inc.	153,254
2,500	[3]	Beazer Homes USA, Inc.	28,075
6,100		Belo (A.H.) Corp., Series A	112,850
400	[2]	Benihana, Inc., Class A	7,060
2,100		Big 5 Sporting Goods Corp.	37,485
14,300	[2,3]	Blockbuster, Inc.	75,218
1,100	[2]	Blue Nile, Inc.	86,944
1,300	[2]	Bluegreen Corp.	9,789
1,900		Blyth Industries, Inc.	36,271
2,863		Bob Evans Farms, Inc.	80,679
700		Bon-Ton Stores, Inc.	12,390
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
1,500		Books-A-Million, Inc.	$20,085
4,300		Borders Group, Inc.	66,306
1,846	[2]	Bright Horizons Family Solutions, Inc.	71,625
1,088	[3]	Brookfield Homes Corp.	16,353
3,237		Brown Shoe Co., Inc.	66,035
936		Buckle, Inc.	40,342
1,300	[2]	Buffalo Wild Wings, Inc.	39,858
1,100	[2]	Build-A-Bear Workshop, Inc.	21,340
2,400		Building Materials Holding Corp.	18,864
1,800		CBRL Group, Inc.	71,820
2,350	[2]	CEC Entertainment, Inc.	70,030
4,300		CKE Restaurants, Inc.	69,574
3,300	[2]	CKX, Inc.	40,128
300		CPI Corp.	9,963
3,194	[2]	CSK Auto Corp.	36,412
581		CSS Industries, Inc.	23,008
2,300	[2]	Cabela's, Inc., Class A	44,896
900	[2]	Cache, Inc.	14,094
2,600	[2]	California Pizza Kitchen, Inc.	42,068
5,800		Callaway Golf Co.	100,456
600	[2]	Capella Education Co.	37,200
1,200		Carmike Cinemas, Inc.	19,080
300	[2]	Carrols Restaurant Group, Inc.	3,342
4,000	[2]	Carter's, Inc.	88,320
2,900	[2]	Casual Male Retail Group, Inc.	24,244
2,337		Cato Corp., Class A	46,927
5,898	[2]	Champion Enterprises, Inc.	69,950
1,800	[2]	Charlotte Russe Holdings, Inc.	26,082
9,171	[2]	Charming Shoppes, Inc.	68,049
29,400	[2,3]	Charter Communications, Inc., Class A	60,858
800		Cherokee, Inc.	30,480
1,621	[2]	Children's Place Retail Stores, Inc.	41,498
2,200	[2]	Chipotle Mexican Grill, Inc., Class B	271,304
2,725		Christopher & Banks Corp.	37,387
585		Churchill Downs, Inc.	29,747
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
1,400	[2]	Cinemark Holdings, Inc.	$24,094
16,860	[2]	Citadel Broadcasting Corp.	74,184
1,000	[2]	Citi Trends, Inc.	19,560
1,300		Coinmach Service Corp., Class A	17,069
2,025	[2]	Coinstar, Inc.	69,761
4,700	[2]	Collective Brands, Inc.	86,903
1,000		Columbia Sportswear Co.	48,750
600	[2]	Conn's, Inc.	15,342
4,700		Cooper Tire & Rubber Co.	104,716
700	[2]	Core-Mark Holding Co., Inc.	24,290
6,600	[2]	Corinthian Colleges, Inc.	108,174
750		Courier Corp.	28,342
2,400	[2]	Cox Radio, Inc., Class A	28,992
1,171	[2]	Crown Media Holdings, Inc., Class A	9,227
3,218	[2]	Cumulus Media, Inc., Class A	33,178
1,300	[2]	DG Fastchannel, Inc.	31,967
1,400	[2]	DSW, Inc., Class A	31,500
4,300		DeVRY, Inc.	235,167
900	[2]	Deckers Outdoor Corp.	125,811
8,400	[2]	Denny's Corp.	40,488
2,550	[2]	Domino's Pizza, Inc.	39,372
1,148		Dover Downs Gaming & Entertainment, Inc.	12,548
3,668	[2]	Dress Barn, Inc.	60,119
1,200	[2]	Drew Industries, Inc.	47,496
1,700	[2]	Eddie Bauer Holdings, Inc.	12,784
2,500	[2]	Emmis Communications Corp., Class A	12,975
2,400		Entercom Communication Corp.	44,520
5,000	[2]	Entravision Communications Corp.	45,500
2,200		Ethan Allen Interiors, Inc.	67,892
3,500	[2]	Exide Corp.	29,225
100	[2]	F.A.O., Inc.	0
1,000		FTD Group, Inc.	14,050
3,000	[2]	Finish Line, Inc., Class A	11,250
400	[2]	Fisher Communications, Inc.	19,308
4,674	[2]	Fleetwood Enterprises, Inc.	42,066
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
3,300	[2]	Fossil, Inc.	$123,948
3,003		Freds, Inc.	31,832
3,500		Furniture Brands International, Inc.	42,175
500	[2]	G-III Apparel Group Ltd.	8,135
1,800	[2]	GSI Commerce, Inc.	51,282
1,200	[2]	Gaiam, Inc.	27,900
900	[2]	Gander Mountain, CO	4,590
1,070		GateHouse Media, Inc.	12,294
2,978	[2]	Gaylord Entertainment Co.	162,241
18,000	[2]	Gemstar-TV Guide International, Inc.	124,020
1,754	[2]	Genesco, Inc.	81,035
600	[2]	Gentek, Inc.	20,400
800	[2]	Global Sources Ltd.	25,928
3,000		Gray Television, Inc.	28,380
1,900	[2]	Great Wolf Resorts, Inc.	24,814
1,745		Group 1 Automotive, Inc.	54,182
2,400	[2]	Gymboree Corp.	81,672
3,900	[2]	Harris Interactive, Inc.	17,979
1,448		Haverty Furniture Cos., Inc.	12,308
8,200	[2]	Hayes Lemmerz International, Inc.	38,130
500	[2]	Heelys, Inc.	3,705
2,500	[2]	Helen of Troy Ltd.	45,000
2,637	[2]	Hibbett Sports Inc.	62,207
4,100	[2,3]	Home Solutions of America, Inc.	10,373
700		Hooker Furniture Corp.	15,078
3,466	[2]	Hot Topic, Inc.	26,550
3,100	[2,3]	Hovnanian Enterprises, Inc., Class A	35,247
1,295		IHOP Corp.	82,012
4,460	[2]	INVESTools, Inc.	65,071
3,600	[2]	Iconix Brand Group, Inc.	82,260
2,200		Interactive Data Corp.	70,708
1,123	[2]	Isle of Capri Casinos, Inc.	22,741
2,650	[2]	J. Crew Group, Inc.	99,110
2,243	[2]	JAKKS Pacific, Inc.	59,440
4,494	[2]	Jack in the Box, Inc.	140,977
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
2,300		Jackson Hewitt Tax Service, Inc.	$71,875
4,700	[2,3]	Jamba, Inc.	25,568
1,840	[2]	Jo-Ann Stores, Inc.	35,457
1,477	[2]	Jos A. Bank Clothiers, Inc.	43,143
3,200		Journal Communications, Inc., Class A	28,512
1,900		K-Swiss, Inc., Class A	44,460
2,039		Kellwood Co.	33,786
669		Kenneth Cole Productions, Inc., Class A	12,490
1,796		Kimball International, Inc., Class B	23,941
1,400	[2]	Knology, Inc.	23,506
4,600	[2]	Krispy Kreme Doughnuts, Inc.	14,720
3,800	[2]	LKQ Corp.	146,528
3,700	[3]	La-Z Boy Chair Co.	29,193
1,900	[2]	Lakes Gaming, Inc.	15,770
1,263		Landry's Seafood Restaurants, Inc.	36,273
2,500	[2]	Leapfrog Enterprises, Inc.	18,725
5,310	[2]	Lear Corp.	188,664
3,300		Lee Enterprises, Inc.	52,965
700		Libbey, Inc.	12,593
2,250	[2]	Life Time Fitness, Inc.	136,440
800		Lifetime Brands, Inc.	12,832
2,400	[2]	Lin TV Corp., Class A	34,968
1,100		Lithia Motors, Inc., Class A	18,678
4,700	[2]	Live Nation, Inc.	96,068
1,558	[2]	Lodgenet Entertainment	33,606
1,300	[2]	Lodgian, Inc.	15,821
1,200	[2,3]	Lululemon Athletica, Inc.	63,864
900		M/I Schottenstein Homes, Inc.	14,940
2,000	[2]	MTR Gaming Group, Inc.	17,420
3,000	[2]	Magna Entertainment Corp., Class A	6,600
1,300	[2]	Maidenform Brands, Inc.	19,305
1,517		Marcus Corp.	29,187
900		Marine Products Corp.	7,371
1,100	[2]	MarineMax, Inc.	15,664
1,996	[2]	Martha Stewart Living Omnimedia	27,525
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
3,500	[2]	Marvel Entertainment, Inc.	$86,590
2,292		Matthews International Corp., Class A	104,446
600	[2]	McCormick & Schmick's Seafood Restaurants, Inc.	10,188
1,600		Media General, Inc., Class A	44,768
4,200	[2]	Mediacom Communications Corp.	24,150
3,700		Mens Wearhouse, Inc.	156,362
1,700	[2,3]	Meritage Corp.	27,353
1,189	[2]	Midas, Inc.	18,988
2,321		Modine Manufacturing Co.	53,986
2,179		Monaco Coach Corp.	25,276
500	[2]	Monarch Casino & Resort, Inc.	15,295
1,350		Monro Muffler Brake, Inc.	30,753
1,500	[2]	Morgans Hotel Group Co.	34,140
800	[2]	Morningstar, Inc.	59,536
200	[2]	Mortons Restaurant Group, Inc.	2,772
1,200		Movado Group, Inc.	36,108
2,400	[2]	Multimedia Games, Inc.	21,168
2,940		National CineMedia, Inc.	79,145
436		National Presto Industries, Inc.	23,954
3,400	[2,3]	NetFlix, Inc.	89,998
1,100	[2]	New York & Co.	7,777
200	[2]	Nexstar Broadcasting Group, Inc., Class A	1,886
800		Noble International Ltd.	14,936
2,321		O'Charleys, Inc.	37,206
1,800		Oakley, Inc.	52,650
1,600	[2,3]	Overstock.com, Inc.	62,608
1,100		Oxford Industries, Inc.	28,501
1,810	[2]	P.F. Chang's China Bistro, Inc.	52,689
5,400	[2]	Pacific Sunwear of California	90,288
743	[2]	Palm Harbor Homes, Inc.	10,573
1,806	[2]	Papa Johns International, Inc.	42,080
1,200	[2]	Peet's Coffee & Tea, Inc.	32,724
3,456		Pep Boys-Manny Moe & Jack	50,838
1,050	[2]	Perry Ellis International, Inc.	24,360
2,100	[2]	PetMed Express, Inc.	30,618
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
6,400	[2]	Pier 1 Imports, Inc.	$32,576
4,331	[2]	Pinnacle Entertainment, Inc.	126,465
1,840	[2]	Playboy Enterprises, Inc., Class B	20,608
2,800		Polaris Industries, Inc., Class A	137,704
831		Pre-Paid Legal Services, Inc.	49,528
2,100	[2]	Premier Exhibitions, Inc.	23,289
2,650	[2]	Priceline.com, Inc.	246,715
3,616	[2]	Primedia, Inc.	32,942
8,900	[2]	Quiksilver, Inc.	120,150
1,400	[2]	RC2 Corp.	41,748
2,100	[2]	RCN Corp.	30,660
5,500	[2]	Radio One, Inc.	19,195
1,200	[2]	Raser Technologies, Inc.	13,428
1,200	[2]	Red Robin Gourmet Burgers	48,024
3,400		Regis Corp. Minnesota	114,240
5,100	[2]	Rent-A-Center, Inc.	81,600
1,500	[2]	Retail Ventures, Inc.	13,005
500	[2]	Riviera Holdings Corp.	13,950
4,300		Ruby Tuesday, Inc.	68,671
1,070	[2]	Russ Berrie & Co., Inc.	18,725
1,300	[2]	Ruth's Chris Steak House, Inc.	16,432
633	[2]	Salem Communications Corp.	5,064
5,800	[2]	Sally Beauty Holdings, Inc.	53,650
776		Sauer-Danfoss, Inc.	20,098
2,500	[2]	Scholastic Corp.	98,950
2,500		Sealy Corp.	33,050
4,100	[2]	Select Comfort Corp.	46,863
600	[2]	Shoe Carnival, Inc.	9,588
2,750	[2]	Shuffle Master, Inc.	37,620
700	[2]	Shutterfly, Inc.	23,359
4,131		Sinclair Broadcast Group, Inc.	49,737
5,700	[2]	Six Flags, Inc.	18,468
1,336	[2]	Skechers USA, Inc., Class A	32,852
525		Skyline Corp.	18,606
2,400	[2]	Smith & Wesson Holding Corp.	29,016
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
1,900		Sonic Automotive, Inc.	$47,994
4,790	[2]	Sonic Corp.	118,696
4,641		Sothebys Holdings, Inc., Class A	251,403
3,900	[2]	Source Information Management Co.	12,441
3,324	[2]	Spanish Broadcasting System, Inc.	8,642
1,950		Spartan Motors, Inc.	27,378
1,036		Speedway Motorsports, Inc.	37,607
3,125		Stage Stores, Inc.	58,625
1,608	[2]	Stamps.com, Inc.	22,319
600		Standard Motor Products, Inc.	5,016
4,100	[3]	Standard Pacific Corp.	19,680
1,961		Stein Mart, Inc.	12,884
1,000	[2]	Steiner Leisure Ltd.	44,980
600	[2]	Steinway Musical Instruments	17,970
1,705	[2]	Steven Madden Ltd.	38,004
8,060		Stewart Enterprises, Inc., Class A	73,104
400	[2]	Stoneridge, Inc.	4,116
1,100		Strayer Education, Inc.	205,106
1,100	[2]	Sturm Ruger & Co., Inc.	10,285
6,000	[2]	Sun-Times Media Group, Inc.	13,260
2,091		Superior Industries International, Inc.	42,259
5,600	[2,3]	Syntax-Brillian Corp.	25,256
400	[2]	Systemax, Inc.	9,360
1,600		Talbots, Inc.	23,536
687		Tarragon Corp.	1,422
5,600		Tempur-Pedic International, Inc.	201,600
3,400	[2]	Tenneco Automotive, Inc.	104,074
3,500	[2]	Texas Roadhouse, Inc.	44,345
2,463	[3]	The Nautilus Group, Inc.	15,837
1,969	[2]	The Steak 'n Shake Co.	29,830
7,031	[2]	TiVo, Inc.	50,131
3,400	[2]	Timberland Co., Class A	66,334
800	[2]	Town Sports International Holdings, Inc.	12,168
4,242		Triarc Cos., Inc., Class B	47,510
1,400	[2]	True Religion Apparel, Inc.	21,672
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Discretionary--continued
2,200	[2,3]	Trump Entertainment Resorts, Inc.	$17,138
2,108		Tuesday Morning Corp.	16,063
4,596		Tupperware Brands Corp.	165,916
2,226	[2]	Tween Brands, Inc.	68,338
1,800	[2]	Under Armour, Inc., Class A	112,050
800		Unifirst Corp.	30,104
1,008	[2]	Universal Electronics, Inc.	36,389
1,600	[2]	Universal Technical Institute, Inc.	30,128
2,143	[2]	Vail Resorts, Inc.	130,059
3,500	[2]	Valassis Communications, Inc.	34,475
74		Value Line, Inc.	3,252
2,267	[2]	Valuevision International, Inc., Class A	11,720
9,400	[2]	Visteon Corp.	59,690
900	[2]	Volcom, Inc.	26,325
2,800	[2]	WCI Communities, Inc.	15,288
2,734	[2]	WMS Industries, Inc.	94,788
3,300	[2]	Warnaco Group, Inc.	134,277
1,200	[2]	West Marine, Inc.	12,948
4,400	[2]	Westwood One, Inc.	9,416
5,600	[2]	Wet Seal, Inc., Class A	14,840
100		Weyco Group, Inc.	3,196
2,224		Winnebago Industries, Inc.	57,335
4,190		Wolverine World Wide, Inc.	107,432
1,597		World Wrestling Entertainment, Inc.	24,274
3,600	[2]	Zale Corp.	75,888
1,100	[2]	Zumiez Inc.	46,046
1,400		bebe stores, Inc.	19,474
700	[2]	iRobot Corp.	12,663
		TOTAL	14,655,564
		Consumer Staples--2.9%
300		Alico, Inc.	14,232
6,900	[2]	Alliance One International, Inc.	45,057
100	[2]	American Dairy, Inc.	2,197
2,900	[2]	American Oriental Bioengineering, Inc.	39,933
100		Arden Group, Inc., Class A	14,242
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Staples--continued
100	[2]	Aurora Foods, Inc.	$0
800		Cal-Maine Foods, Inc.	19,152
3,754		Casey's General Stores, Inc.	106,989
2,575	[2]	Central European Distribution Corp.	136,938
4,980	[2]	Central Garden & Pet Co., Class A	41,434
1,400	[2]	Chattem, Inc.	104,020
3,100	[2]	Chiquita Brands International	58,125
342		Coca-Cola Bottling Co.	20,178
5,500	[2]	Darling International, Inc.	55,330
1,900	[2]	Elizabeth Arden, Inc.	47,310
510		Farmer Brothers Co.	12,694
5,511		Flowers Foods, Inc.	120,911
1,600	[2]	Fresh Del Monte Produce, Inc.	58,048
1,447	[2]	Great Atlantic & Pacific Tea Co., Inc.	46,839
1,500	[2]	Green Mountain Coffee, Inc.	55,950
2,466	[2]	Hain Celestial Group, Inc.	86,458
800		Imperial Sugar Co.	20,632
990		Ingles Markets, Inc., Class A	27,473
500		Inter Parfums, Inc.	11,920
1,000		J&J Snack Foods Corp.	35,620
2,300	[2,3]	Jones Soda Co.	21,367
1,800		Lancaster Colony Corp.	72,306
2,195		Lance, Inc.	46,490
2,253		Longs Drug Stores Corp.	118,305
800		MGP Ingredients, Inc.	7,632
1,200		Mannatech, Inc.	9,540
300	[2,3]	Maui Land & Pineapple Co., Inc.	8,835
1,100		Nash Finch Co.	41,195
720	[2]	National Beverage Corp.	5,983
4,307		Nu Skin Enterprises, Inc., Class A	74,382
3,100	[2]	Pathmark Stores, Inc.	40,610
2,500	[2]	Performance Food Group Co.	67,475
2,800		Pilgrim's Pride Corp.	83,160
2,200	[2]	Prestige Brands Holdings, Inc.	23,012
600		Pricesmart, Inc.	17,064
Shares			Value
		COMMON STOCKS--continued [1]
		Consumer Staples--continued
2,167	[2]	Ralcorp Holdings, Inc.	$122,002
1,500		Reddy Ice Group, Inc.	41,535
15,337	[2]	Revlon, Inc., Class A	17,638
2,964		Ruddick Corp.	100,776
1,400		Sanderson Farms, Inc.	48,720
33		Seaboard Corp.	53,856
1,600		Spartan Stores, Inc.	35,568
2,800	[2]	Spectrum Brands, Inc.	12,068
1,100		The Anderson's, Inc.	54,615
900	[2]	The Boston Beer Co., Inc., Class A	47,025
1,600	[2]	The Pantry, Inc.	44,832
2,520		Tootsie Roll Industries, Inc.	64,940
2,000	[2]	TreeHouse Foods, Inc.	55,800
800	[2,3]	USANA, Inc.	32,648
3,172	[2]	United Natural Foods, Inc.	91,798
1,988		Universal Corp.	96,895
2,789		Vector Group Ltd.	61,023
200		Village Super Market, Inc., Class A	10,918
1,549		WD 40 Co.	61,340
900		Weis Markets, Inc.	39,501
2,200	[2]	Winn-Dixie Stores, Inc.	52,008
		TOTAL	2,964,544
		Energy--6.1%
1,500	[2]	ATP Oil & Gas Corp.	86,025
2,100	[2]	Allis-Chalmers Corp.	36,897
900		Alon USA Energy, Inc.	33,093
4,300	[2]	Alpha Natural Resources, Inc.	117,992
2,400	[2]	Arena Resources, Inc.	87,624
600		Arlington Tankers Ltd.	14,760
1,818		Atlas America, Inc.	104,899
1,984	[2]	Atwood Oceanics, Inc.	167,132
2,140	[2]	Aventine Renewable Energy Holdings, Inc.	22,449
4,600	[2,3]	BPZ Energy, Inc.	52,532
2,500	[2]	Basic Energy Services, Inc.	49,475
2,594		Berry Petroleum Co., Class A	126,380
Shares			Value
		COMMON STOCKS--continued [1]
		Energy--continued
1,900	[2]	Bill Barrett Corp.	$88,920
700	[2]	Bois d'Arc Energy, Inc.	15,358
3,300	[2]	Brigham Exploration Co.	24,321
1,709	[2]	Bristow Group, Inc.	85,262
2,347	[2]	Bronco Drilling Co., Inc.	31,919
1,000	[2]	Cal Dive International, Inc.	13,230
1,500	[2]	Callon Petroleum Corp.	21,870
1,502		Carbo Ceramics, Inc.	67,470
1,900	[2]	Carrizo Oil & Gas, Inc.	97,641
400	[2]	Clayton Williams Energy, Inc.	11,972
1,500	[2]	Clean Energy Fuels Corp.	26,820
2,700	[2]	Complete Production Services, Inc.	53,730
2,946	[2]	Comstock Resources, Inc.	107,676
1,100	[2]	Contango Oil & Gas Co.	48,642
2,500		Crosstex Energy, Inc.	92,175
700	[2]	Dawson Geophysical Co.	55,867
500		Delek US Holdings, Inc.	11,995
4,700	[2,3]	Delta Petroleum Corp.	87,890
1,100		Double Hull Tankers, Inc.	17,083
1,762	[2]	Dril-Quip, Inc.	93,967
1,800	[2]	ENGlobal Corp.	24,984
3,900	[2]	EXCO Resources, Inc.	65,832
2,600	[2]	Edge Petroleum Corp.	23,608
3,600	[2]	Encore Acquisition Co.	132,120
2,100	[2]	Energy Infrastructure Acquisition Corp.	20,874
2,550	[2]	Energy Partners Ltd.	39,143
5,300	[2,3]	Evergreen Energy, Inc.	24,963
4,244	[2]	Exterran Holdings, Inc.	357,345
3,300	[2]	FX Energy, Inc.	23,265
800	[2]	GMX Resources, Inc.	30,808
1,700		General Maritime Corp.	47,906
1,700	[2]	GeoGlobal Resources, Inc.	6,545
700	[2]	Geokinetics, Inc.	14,700
300	[2]	Geomet, Inc.	1,575
3,000		Golar LNG Ltd.	78,000
Shares			Value
		COMMON STOCKS--continued [1]
		Energy--continued
1,100	[2]	Goodrich Petroleum Corp.	$36,531
14,398	[2]	Grey Wolf, Inc.	81,061
1,039		Gulf Island Fabrication, Inc.	36,282
1,900	[2]	Gulfmark Offshore, Inc.	88,502
1,900	[2]	Gulfport Energy Corp.	42,066
2,900	[2]	Harvest Natural Resources, Inc.	39,904
5,750	[2]	Hercules Offshore, Inc.	155,480
2,000	[2]	Horizon Offshore, Inc.	32,200
1,640	[2]	Hornbeck Offshore Services, Inc.	64,124
5,064	[2]	Input/Output, Inc.	76,720
7,900	[2,3]	International Coal Group, Inc.	42,502
400		Kayne Anderson Energy Development Co.	10,244
900		Knightbridge Tankers Ltd.	22,932
1,100		Lufkin Industries, Inc.	65,406
5,800	[2]	Mariner Energy, Inc.	145,000
300		MarkWest Hydrocarbon, Inc.	18,144
2,000	[2]	Matrix Services Co.	58,980
2,200	[2]	McMoRan Exploration Co.	26,796
6,786	[2]	Meridian Resource Corp.	17,169
1,300	[2]	NATCO Group, Inc., Class A	69,303
1,606		NGP Capital Resources Co.	25,712
6,583	[2]	Newpark Resources, Inc.	41,275
1,700	[3]	Nordic American Tanker Shipping Ltd.	65,773
300	[2]	OYO Geospace Corp.	32,457
3,400	[2]	Oil States International, Inc.	146,846
5,200	[2]	Oilsands Quest, Inc.	28,496
1,300	[2]	PHI, Inc.	44,980
2,500	[2,3]	Pacific Ethanol, Inc.	20,075
3,100	[2]	Parallel Petroleum Corp.	63,457
8,037	[2]	Parker Drilling Co.	67,832
2,644		Penn Virginia Corp.	127,970
3,300	[2]	PetroQuest Energy, Inc.	42,570
11,595	[2]	Petrohawk Energy Corp.	214,508
1,300	[2]	Petroleum Development Corp.	59,046
3,600	[2]	Pioneer Drilling Co.	43,848
Shares			Value
		COMMON STOCKS--continued [1]
		Energy--continued
2,566		RPC, Inc.	$28,688
14,700	[2]	Rentech, Inc.	31,311
3,400	[2]	Rosetta Resources, Inc.	64,600
2,600		Ship Finance International Ltd.	71,188
2,031	[2]	Stone Energy Corp.	90,542
3,900	[2,3]	SulphCo, Inc.	24,882
600	[2]	Superior Offshore International, Inc.	6,270
900	[2]	Superior Well Services, Inc.	18,360
2,223	[2]	Swift Energy Co.	105,437
100	[2]	T-3 Energy Services, Inc.	4,752
3,000	[2]	TXCO Resources, Inc.	34,830
1,600	[2]	Toreador Resources Corp.	16,784
900	[2]	Trico Marine Services, Inc.	29,205
700	[2]	US BioEnergy Corp.	5,292
6,283	[2]	USEC, Inc.	55,290
800	[2]	Union Drilling, Inc.	10,664
4,400	[2]	Uranium Resources, Inc.	54,780
5,000	[2]	VAALCO Energy, Inc.	25,400
400	[2]	Venoco, Inc.	9,144
1,780	[2,3]	VeraSun Energy Corp.	24,137
2,225	[2,3]	Verenium Corp.	11,837
2,300	[2]	W-H Energy Services, Inc.	132,388
3,900	[2]	Warren Resources, Inc.	59,202
2,590	[2]	Whiting Petroleum Corp.	140,015
2,100	[2]	Willbros. Group, Inc.	80,367
2,100		World Fuel Services Corp.	93,009
		TOTAL	6,227,299
		Financials--18.8%
943		1st Source Corp.	18,143
93	[2]	ACA Capital Holdings, Inc.	322
1,000		ASTA Funding, Inc.	35,540
2,400		Acadia Realty Trust	63,600
4,800		Advance America Cash Advance, Inc.	45,888
2,550		Advanta Corp., Class B	40,290
900		Agree Realty Corp.	29,142
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
1,196		Alabama National Bancorp	$94,269
5,100	[3]	Alesco Financial, Inc.	20,298
119	[2]	Alexander's, Inc.	47,832
2,140		Alexandria Real Estate Equities, Inc.	220,720
2,362		Alfa Corp.	42,988
2,400		AmTrust Financial Services, Inc.	33,480
1,780		Amcore Financial, Inc.	42,204
2,100		American Campus Communities, Inc.	59,724
4,100		American Equity Investment Life Holding Co.	40,057
9,400		American Financial Realty Trust	63,356
950		American Physicians Capital, Inc.	41,382
1,260		AmericanWest Bancorp.	24,356
980		Ameris Bancorp	16,523
1,800	[2]	Amerisafe, Inc.	29,106
1,605		Anchor Bancorp Wisconsin, Inc.	39,483
4,200		Anthracite Capital, Inc.	34,944
3,700		Anworth Mortgage Asset Corp.	25,271
7,435		Apollo Investment Corp.	154,648
1,200		Arbor Realty Trust, Inc.	22,656
4,995		Ares Capital Corp.	83,117
1,820	[2]	Argo Group International Holdings Ltd.	77,550
7,640		Ashford Hospitality Trust	75,178
6,400		Aspen Insurance Holdings Ltd.	175,104
900	[2]	Asset Acceptance Capital Corp.	9,684
1,800		Associated Estates Realty Corp.	21,852
4,500		Assured Guaranty Ltd.	103,815
2,000	[2]	Authorize.Net Holdings, Inc.	46,740
200		BRT Realty Trust	3,204
873		Baldwin & Lyons, Inc., Class B	23,021
478		BancFirst Corp.	21,720
1,400		Banco Latinoamericano de Exportaciones S.A., Class E	27,258
730	[2]	Bancorp, Inc., DE	13,103
4,435		Bank Mutual Corp.	49,273
900		Bank of the Ozarks, Inc.	26,055
3,500		BankAtlantic Bancorp, Inc., Class A	14,385
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
1,700		BankFinancial Corp.	$27,064
2,600		BankUnited Financial Corp., Class A	22,438
900		Banner Corp.	29,394
600		Berkshire Hills Bancorp, Inc.	16,722
5,090		BioMed Realty Trust, Inc.	121,600
2,700		Boston Private Financial Holdings	77,652
4,550		Brookline Bancorp, Inc.	48,958
1,200		CBRE Realty Finance, Inc.	5,856
1,172	[2]	CNA Surety Corp.	23,194
4,814		CVB Financial Corp.	56,420
1,700		Calamos Asset Management, Inc.	57,834
921		Capital City Bank Group, Inc.	25,963
700		Capital Corp. of the West	13,615
3,100		Capital Lease Funding, Inc.	29,016
200		Capital Southwest Corp.	24,432
700		Capital Trust, Inc.	23,604
1,000		Capitol Bancorp Ltd.	21,200
1,656		Cascade Bancorp	31,861
2,257		Cash America International, Inc.	88,023
3,558		Cathay Bancorp, Inc.	110,191
3,200		Cedar Shopping Centers, Inc.	41,120
4,000	[2]	Centennial Bank Holdings, Inc.	22,000
900		Center Financial Corp.	11,511
3,760		Centerline Holding Co.	51,888
2,191		Central Pacific Financial Corp.	49,144
1,776		Chemical Financial Corp.	44,400
3,162		Chittenden Corp.	112,630
5,949		Citizens Banking Corp.	90,544
1,000	[2]	Citizens, Inc., Class A	8,600
882		City Bank Lynwood, WA	21,124
1,500		City Holding Co.	56,715
400	[2]	Clayton Holdings, Inc.	1,920
600		Clifton Savings Bancorp, Inc.	6,588
1,125		CoBiz, Inc.	20,081
1,100		Cohen & Steers, Inc.	41,360
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
1,221		Columbia Banking Systems, Inc.	$37,936
3,800		Commerce Group, Inc.	138,662
700	[2]	Community Bancorp	14,189
2,200		Community Bank System, Inc.	46,002
1,801		Community Banks, Inc.	54,678
1,134		Community Trust Bancorp, Inc.	33,056
2,200		Compass Diversified Trust	35,442
1,467	[2]	CompuCredit Corp.	29,237
400		Consolidated Tomoka Co.	27,408
2,800		Corporate Office Properties Trust	115,724
2,824		Corus Bankshares, Inc.	31,120
2,900		Cousins Properties, Inc.	83,491
700	[2]	Cowen Group, Inc.	8,498
1,862		Crawford & Co., Class B	12,457
393	[2]	Credit Acceptance Corp.	8,803
1,400		Crystal River Capital, Inc.	20,370
12,020		DCT Industrial Trust, Inc.	128,975
600	[2]	Darwin Professional Underwriters, Inc.	13,608
3,600		Deerfield Triarc Capital Corp.	34,380
3,262		Delphi Financial Group, Inc., Class A	126,403
1,800	[3]	Delta Financial Corp.	8,892
6,230		DiamondRock Hospitality Co.	119,367
3,560		Digital Realty Trust, Inc.	156,604
2,457		Dime Community Bancorp, Inc.	35,356
1,400	[2]	Dollar Financial Corp.	45,920
710		Donegal Group, Inc., Class A	12,191
1,500		Downey Financial Corp.	61,095
400		EMC Insurance Group, Inc.	10,532
1,687		EastGroup Properties, Inc.	80,436
2,800		Education Realty Trust, Inc.	36,232
3,880		Employers Holdings, Inc.	74,341
1,800	[2]	Encore Capital Group, Inc.	20,538
400	[2]	Enstar Group Ltd.	51,276
300		Enterprise Financial Services Corp.	6,696
1,932		Entertainment Properties Trust	106,009
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
1,200		Epoch Holding Corp.	$16,848
1,551		Equity Lifestyle Properties, Inc.	77,922
2,568		Equity One, Inc.	67,230
300		Evercore Partners, Inc., Class A	7,779
4,500		Extra Space Storage, Inc.	70,740
2,900	[2]	Ezcorp, Inc., Class A	38,164
1,028		FBL Financial Group, Inc., Class A	41,613
4,000		FNB Corp. (PA)	66,480
800	[2]	FPIC Insurance Group, Inc.	33,424
750	[2]	Fcstone Group, Inc.	26,437
800		Federal Agricultural Mortgage Association, Class C	23,480
3,992		FelCor Lodging Trust, Inc.	83,592
2,043		Financial Federal Corp.	55,202
1,000	[2]	First Acceptance Corp.	4,320
5,300		First BanCorp	46,587
850		First Bancorp, Inc.	15,376
1,046		First Busey Corp.	21,684
2,100	[2]	First Cash Financial Services, Inc.	41,286
2,286		First Charter Corp.	69,266
5,225		First Commonwealth Financial Corp.	60,035
1,841		First Community Bancorp	89,657
768		First Community Bancshares, Inc.	26,373
2,341		First Financial Bancorp	27,507
1,344		First Financial Bankshares, Inc.	52,456
1,088		First Financial Corp.	33,369
1,072		First Financial Holdings, Inc.	30,959
1,288		First Indiana Corp.	40,958
3,300		First Industrial Realty Trust	134,475
1,315		First Merchants Corp.	28,996
1,400	[2]	First Mercury Financial Corp.	31,010
3,900		First Midwest Bancorp, Inc.	131,352
8,343		First Niagara Financial Group, Inc.	110,128
1,000		First Place Financial Corp.	16,690
1,700		First Potomac Realty Trust	35,530
600	[2]	First Regional Bancorp	14,100
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
250		First South Bancorp, Inc.	$6,245
1,700		First State Bancorporation	28,849
1,238	[2,3]	FirstFed Financial Corp.	52,962
5,800		FirstMerit Corp.	122,960
3,150		Flagstar Bancorp, Inc.	25,484
100		Flagstone Reinsurance Holdings Ltd.	1,312
1,525		Flushing Financial Corp.	25,925
2,200	[2]	Franklin Bank Corp.	17,006
3,600		Franklin Street Properties Corp.	58,500
3,840	[2]	Freedom Acquisition Holdings, Inc.	50,842
4,900	[2,3]	Fremont General Corp.	13,573
10,300		Friedman, Billings, Ramsey Group, Inc., Class A	44,290
2,816		Frontier Financial Corp.	62,487
422		GAMCO Investors, Inc., Class A	26,126
1,000	[2]	GFI Group, Inc.	86,320
3,140		GMH Communities Trust	23,173
1,200		Getty Realty Holding Corp.	34,116
3,496		Glacier Bancorp, Inc.	71,109
900		Gladstone Capital Corp.	16,947
2,765		Glimcher Realty Trust	61,383
1,000		Gramercy Capital Corp.	26,370
700		Great Southern Bancorp, Inc.	16,380
600		Greene Bancshares, Inc.	19,230
1,400		Greenhill & Co., Inc.	103,572
1,100	[2]	Greenlight Capital Reinsurance Ltd.	22,814
1,800	[2]	Grubb & Ellis Co.	15,282
1,100	[2]	HFF, Inc.	11,055
1,906		Hancock Holding Co.	72,485
2,980		Hanmi Financial Corp.	32,840
1,054		Harleysville Group, Inc.	32,853
2,199		Harleysville National Corp.	33,139
3,400		Healthcare Realty Trust, Inc.	89,896
850		Heartland Financial USA, Inc.	16,949
2,500		Hercules Technology Growth Capital, Inc.	32,075
800		Heritage Commerce Corp.	14,832
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
2,900		Hersha Hospitality Trust	$31,349
4,100		Highwoods Properties, Inc.	147,436
2,496		Hilb Rogal & Hamilton Co.	109,999
3,184	[2]	Hilltop Holdings, Inc.	38,272
300		Home Bancshares, Inc.	6,396
2,615		Home Properties of New York, Inc.	134,463
3,293		Horace Mann Educators Corp.	68,132
875		Horizon Financial Corp.	15,172
5,900		IMPAC Mortgage Holdings, Inc.	6,608
4,200		IPC Holdings Ltd.	125,622
899		Iberiabank Corp.	44,563
400		Imperial Capital Bancorp, Inc.	8,636
32		Imperial Credit Industries, Inc., Warrants	0
340		Independence Holdings Co.	5,518
1,100		Independent Bank Corp.- Massachusetts	32,538
2,006		Independent Bank Corp.- Michigan	21,183
1,400		Infinity Property & Casualty	56,308
1,000	[2]	Information Services Group, Inc.	7,540
4,200		Inland Real Estate Corp.	62,580
1,462		Integra Bank Corp.	25,190
3,200	[2]	Interactive Brokers Group, Inc., Class A	92,384
3,510		International Bancshares Corp.	76,729
2,800		International Securities Exchange Holdings, Inc.	187,740
3,700	[2]	Investors Bancorp, Inc.	55,500
3,500		Investors Real Estate Trust	37,975
1,407		Irwin Financial Corp.	13,563
800		James River Group, Inc.	27,440
1,500		Jer Investors Trust, Inc.	16,755
1,800	[2]	KBW, Inc.	54,522
2,000		KNBT Bancorp, Inc.	34,280
255		Kansas City Life Insurance Co.	11,891
1,500		Kearny Financial Corp.	19,875
2,130		Kite Realty Group Trust	38,596
8,100	[2]	Knight Capital Group, Inc., Class A	108,621
1,000		Kohlberg Capital Corp.	12,880
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
1,500		LTC Properties, Inc.	$38,010
2,920		LaSalle Hotel Properties	120,654
3,800	[2]	Labranche & Co. Inc.	20,824
4,300	[2,3]	Ladenburg Thalmann Financial Services, Inc.	8,256
1,355		Lakeland Bancorp, Inc.	18,381
900		Lakeland Financial Corp.	18,819
1,239		LandAmerica Financial Group, Inc.	34,432
4,710		Lexington Realty Trust	93,211
3,800	[3]	Luminent Mortgage Capital, Inc.	7,410
2,300		MB Financial, Inc.	76,682
4,400		MCG Capital Corp.	61,644
6,400		MFA Mortgage Investments, Inc.	54,784
2,100		MVC Capital, Inc.	35,826
1,139		Macatawa Bank Corp.	12,688
2,700		Maguire Properties, Inc.	73,575
1,165		MainSource Financial Group, Inc.	19,584
4,000	[2]	Marathon Acquisition Corp.	31,880
2,200	[2]	MarketAxess Holdings, Inc.	34,474
4,700		Max Capital Group Ltd.	132,963
1,900	[2]	Meadowbrook Insurance Group, Inc.	18,297
3,600		Medical PPTYS Trust, Inc.	47,268
3,110	[2]	Meruelo Maddux Properties, Inc.	14,959
1,581		Mid-American Apartment Communities, Inc.	82,212
688		Midland Co.	43,771
1,100		Midwest Banc Holdings, Inc.	14,630
600		Mission West Properties, Inc.	7,194
7,400		Montpelier Re Holdings Ltd.	132,460
8,400	[2]	Move, Inc.	21,336
200		NASB Financial, Inc.	5,940
2,423		NBT Bancorp, Inc.	59,775
700	[2]	NTR Acquisition Co.	6,734
1,600		Nara Bancorp, Inc.	24,768
1		National City Corp.	15
2,700		National Financial Partners Corp.	147,609
1,721		National Health Investors, Inc.	50,408
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
800		National Interstate Corp.	$25,600
3,491		National Penn Bancshares, Inc.	58,853
4,686		National Retail Properties, Inc.	118,790
191	[2]	National Western Life Insurance Co., Class A	41,500
6,001		Nationwide Health Properties, Inc.	187,351
800	[2]	Navigators Group, Inc.	48,240
900		Nelnet, Inc., Class A	16,722
8,100		Newalliance Bancshares, Inc.	113,319
3,300		Newcastle Investment Corp.	49,005
400	[2]	Newstar Financial, Inc.	4,016
2,400	[2]	NexCen Brands, Inc.	14,736
5,200		Northstar Realty Finance Corp.	48,620
1,300		Northwest Bancorp, Inc.	38,285
675	[2,3]	Novastar Financial, Inc.	3,564
400		Nymagic, Inc.	11,536
2,505	[2]	Ocwen Financial Corp.	18,687
1,800		Odyssey Re Holdings Corp.	66,924
5,210		Old National Bancorp	87,059
1,219		Old Second Bancorp, Inc.	34,559
839		Omega Financial Corp.	22,947
4,800		Omega Healthcare Investors	80,304
2,800		optionsXpress Holdings, Inc.	83,328
1,591		Oriental Financial Group	19,871
100	[2]	Oritani Financial Corp.	1,660
1,776		PFF Bancorp, Inc.	18,914
866	[2]	PICO Holdings, Inc.	35,723
2,919	[2]	PMA Capital Corp.	28,898
1,129		PS Business Parks, Inc.	65,821
3,489		Pacific Capital Bancorp	72,327
865	[3]	Park National Corp.	68,560
1,140		Parkway Properties, Inc.	49,020
3,121		Partners Trust Financial Group, Inc.	38,763
2,100		Patriot Capital Funding, Inc.	26,292
2,100		Pennantpark Investment Corp.	27,426
2,396		Pennsylvania Real Estate Investment Trust	91,407
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
900	[2]	Penson Worldwide, Inc.	$15,237
745		Peoples Bancorp, Inc.	18,603
8,100		Phoenix Cos., Inc.	111,618
1,100	[2]	Pinnacle Financial Partners, Inc.	32,109
1,344	[2]	Piper Jaffray Cos., Inc.	69,082
4,000		Platinum Underwriters Holdings Ltd.	144,000
1,300	[2]	Portfolio Recovery Associates, Inc.	58,643
3,200		Post Properties, Inc.	131,200
2,807		Potlatch Corp.	133,782
650		Preferred Bank Los Angeles, CA	19,325
1,553		Presidential Life Corp.	27,348
2,400	[2]	Primus Guaranty Ltd.	21,984
1,400		PrivateBancorp, Inc.	39,424
2,380	[2]	ProAssurance Corp.	131,233
800		Prospect Energy Corp.	11,712
2,600		Prosperity Bancshares, Inc.	84,032
2,467		Provident Bankshares Corp.	60,861
4,730		Provident Financial Services, Inc.	74,923
2,872		Provident New York Bancorp	36,503
100		QC Holdings, Inc.	1,516
300		Quadra Realty Trust, Inc.	2,481
4,830		RAIT Investment Trust	43,953
600	[2]	RAM Holdings Ltd.	4,146
1,510		RLI Corp.	87,837
1,600		Ramco-Gershenson Properties	45,776
7,300		Realty Income Corp.	215,642
1,600		Redwood Trust, Inc.	42,160
1,200		Renasant Corp.	27,900
651		Republic Bancorp, Inc.	10,058
900		Resource America, Inc., Class A	13,923
900		Resource Capital Corp.	9,288
600		Rockville Financial, Inc.	9,000
100		Roma Financial Corp.	1,747
375		Royal Bancshares of Pennsylvania	7,118
1,771		S & T Bancorp, Inc.	58,656
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
850		S.Y. Bancorp, Inc.	$21,471
621		SCBT Financial Corp.	19,841
2,700	[2]	SVB Financial Group	139,833
1,863		SWS Group, Inc.	35,378
1,200		Safety Insurance Group, Inc.	43,152
1,000		Sanders Morris Harris Group, Inc.	9,090
1,119		Sandy Spring Bancorp, Inc.	33,257
313		Santander BanCorp	4,288
1,029		Saul Centers, Inc.	56,410
3,400	[2]	Scottish Re Group Ltd.	8,704
2,100	[2]	Seabright Insurance Holdings, Inc.	35,028
1,020	[3]	Seacoast Banking Corp. of Florida	14,943
1,100		Security Bank Corp.	11,462
1,300		Security Capital Assurance Ltd.	17,056
4,392		Selective Insurance Group, Inc.	106,770
5,543		Senior Housing Properties Trust	124,274
100		Sierra Bancorp	2,718
2,000	[2]	Signature Bank	68,300
1,000		Simmons 1st National Corp., Class A	27,040
4,900		South Financial Group, Inc.	101,234
791		Southside Bancshares, Inc.	17,521
1,400		Southwest Bancorp, Inc.	26,502
1,455		Sovran Self Storage, Inc.	68,836
1,400	[2]	Star Maritime Acquisition Corp.	20,678
1,047		State Auto Financial Corp.	28,813
1,885		Sterling Bancorp	27,691
5,811		Sterling Bancshares, Inc.	70,894
2,087	[2]	Sterling Financial Corp.	38,296
3,661		Sterling Financial Corp. WA	82,373
1,277		Stewart Information Services Corp.	37,033
966	[2]	Stifel Financial Corp.	54,821
5,350		Strategic Hotels & Resorts, Inc.	116,844
800		Suffolk Bancorp	26,424
1,035	[2]	Sun Bancorp, Inc.	17,916
1,566		Sun Communities, Inc.	47,763
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
4,200		Sunstone Hotel Investors, Inc.	$116,802
1,900	[2]	Superior Bancorp	14,516
3,730		Susquehanna Bankshares, Inc.	75,234
2,290		Tanger Factory Outlet Centers, Inc.	96,455
400		Taylor Capital Group, Inc.	10,344
934		Technology Investment Capital Corp.	12,189
708	[2]	Tejon Ranch Co.	28,377
1,700	[2]	Texas Capital Bancshares, Inc.	37,621
1,100		Thomas Properties Group, Inc.	13,409
1,100	[2]	Thomas Weisel Partners Group, Inc.	17,501
1,500		TierOne Corp.	34,275
724		Tompkins Financial Corporation	30,075
1,800		Tower Group, Inc.	54,342
2,700	[2]	Tradestation Group, Inc.	32,940
900		TriCo Bancshares	19,890
767	[2]	Triad Guaranty, Inc.	6,182
5,531		Trustco Bank Corp.	58,297
3,600		Trustmark Corp.	97,164
3,350		U-Store-It Trust	43,215
1,100		U.S. Global Investors, Inc., Class A	25,256
7,500		UCBH Holdings, Inc.	128,025
2,200		UMB Financial Corp.	92,400
764		USB Holdings Co., Inc.	16,648
4,372		Umpqua Holdings Corp.	74,018
950		Union Bankshares Corp.	20,302
1,300	[2]	United America Indemnity Ltd., Class A	28,665
2,900		United Bankshares, Inc.	87,870
2,529		United Community Banks, Inc.	55,992
1,892		United Community Financial Corp.	12,109
1,500		United Fire & Casualty Co.	48,060
200		United Security Bancshares	3,300
2,300	[2]	Universal American Financial Corp.	55,798
800		Universal Health Realty Trust, Inc.	29,576
900		Univest Corp.	19,692
1,500		Urstadt Biddle Properties, Class A	24,930
Shares			Value
		COMMON STOCKS--continued [1]
		Financials--continued
200		ViewPoint Financial Group	$3,590
1,288	[2]	Virginia Commerce Bancorp, Inc.	18,406
8,100		W Holding Co., Inc.	17,010
600		W.P. Stewart & Co.	3,888
500		WSFS Financial Corp.	28,830
6,000		Waddell & Reed Financial, Inc., Class A	199,320
3,202		Washington Real Estate Investment Trust	112,774
1,000		Washington Trust Bancorp	24,930
200	[2]	Wauwatosa Holdings, Inc.	3,346
0		Wells Fargo & Co.	16
1,835		Wesbanco, Inc.	42,333
1,100		West Coast Bancorp	29,832
2,400		WestAmerica Bancorp.	115,392
800	[2,3]	Western Alliance Bancorp	18,192
728		Westfield Financial, Inc.	7,411
1,200		Wilshire Bancorp, Inc.	12,360
1,900		Winthrop Realty Trust	10,374
1,999		Wintrust Financial Corp.	73,443
1,500	[2]	World Acceptance Corp.	48,390
2,568		Zenith National Insurance Corp.	103,182
1,400	[2]	eHealth, Inc.	39,116
		TOTAL	19,183,707
		Health Care--13.4%
1,540	[2]	AMAG Pharmaceutical, Inc.	100,639
2,393	[2]	AMN Healthcare Services, Inc.	45,491
1,700	[2]	Abaxis, Inc.	49,844
2,100	[2]	Abiomed, Inc.	28,707
2,700	[2]	Acadia Pharmaceuticals, Inc.	41,526
800	[2]	Accuray, Inc.	16,080
1,900	[2]	Acorda Therapeutics, Inc.	38,513
2,400	[2]	Adams Respiratory Therapeutics, Inc.	105,456
100	[2]	Affymax, Inc.	2,845
4,900	[2]	Affymetrix, Inc.	124,754
800	[2]	Air Methods Corp.	43,176
2,800	[2]	Akorn, Inc.	20,664
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
2,294	[2]	Albany Molecular Research, Inc.	$41,498
2,603	[2]	Alexion Pharmaceuticals, Inc.	199,129
700	[2]	Alexza Pharmaceuticals, Inc.	5,698
4,300	[2]	Align Technology, Inc.	89,010
6,900	[2]	Alkermes, Inc.	111,780
2,700	[2]	Alliance Imaging, Inc.	26,757
2,200	[2]	Allos Therapeutics, Inc.	12,804
3,621	[2]	Allscripts Healthcare Solutions, Inc.	100,302
2,300	[2]	Alnylam Pharmaceuticals, Inc.	72,634
3,145	[2]	Alpharma, Inc., Class A	64,849
900	[2]	Altus Pharmaceuticals, Inc.	12,456
1,866	[2]	Amedisys, Inc.	79,212
1,300	[2]	American Dental Partners, Inc.	32,227
5,600	[2]	American Medical Systems Holdings, Inc.	71,624
3,800	[2]	Amerigroup Corp.	133,000
2,500	[2]	Amsurg Corp.	66,125
1,195		Analogic Corp.	68,294
1,500	[2]	AngioDynamics, Inc.	30,000
300	[2]	Animal Health International, Inc.	3,270
5,700	[2]	Applera Corp.	92,967
3,300	[2]	Apria Healthcare Group, Inc.	79,761
1,400	[2]	ArQule, Inc.	10,990
4,400	[2]	Arena Pharmaceuticals, Inc.	42,284
6,302	[2,3]	Ariad Pharmaceuticals, Inc.	32,140
2,700	[2]	Array BioPharma, Inc.	30,240
2,062	[2]	Arthrocare Corp.	133,700
1,700	[2]	Aspect Medical Systems, Inc.	23,273
3,500	[2]	Assisted Living Concepts, Inc., Class A	30,800
1,500	[2]	Auxilium Pharmaceutical, Inc.	39,615
2,600	[2]	Beijing Med-Pharm Corp.	32,188
1,300	[2]	Bentley Pharmaceuticals, Inc.	17,992
1,300	[2]	Bio Rad Laboratories, Inc., Class A	125,554
900	[2]	Bio-Reference Laboratories, Inc.	28,872
6,894	[2]	BioMarin Pharmaceutical, Inc.	191,171
1,200	[2]	BioMimetic Therapeutics, Inc.	16,524
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
1,600	[2,3]	Bionovo, Inc.	$3,776
900	[2]	Bradley Pharmaceuticals, Inc.	17,703
3,852	[2]	Bruker BioSciences Corp.	39,868
2,102	[2]	CONMED Corp.	59,781
4,257	[2]	CV Therapeutics, Inc.	43,592
600	[2]	Cadence Pharmaceuticals, Inc.	8,568
2,065		Cambrex Corp.	23,520
300	[2]	Cantel Medical Corp.	5,376
800	[2]	Capital Senior Living Corp.	7,152
400	[2]	Caraco Pharmaceutical Laboratories, Ltd.	6,228
5,290	[2]	Cell Genesys, Inc.	17,986
3,300	[2]	Centene Corp.	76,989
4,000	[2]	Cepheid, Inc.	103,520
1,826		Chemed Corp.	104,666
800		Computer Programs & Systems, Inc.	19,816
2,500	[2]	Conceptus, Inc.	54,825
671	[2]	Corvel Corp.	17,835
2,700	[2]	Cross Country Healthcare, Inc.	42,417
1,100	[2]	Cryolife, Inc.	7,425
4,238	[2]	Cubist Pharmaceuticals, Inc.	99,169
900	[2]	Cutera, Inc.	22,068
1,698	[2]	Cyberonics, Inc.	24,621
800	[2]	Cynosure, Inc., Class A	30,408
2,800	[2]	Cypress Biosciences, Inc.	37,772
1,700	[2]	Cytokinetics, Inc.	8,415
4,300	[2]	Cytrex Corp.	16,254
1,600	[2]	DJ Orthopedics, Inc.	79,920
959		Datascope Corp.	34,649
6,600	[2,3]	Dendreon Corp.	49,302
1,501	[2]	Dionex Corp.	132,088
8,300	[2]	Discovery Laboratories, Inc.	20,667
4,000	[2]	Durect Corp.	23,280
3,094	[2]	Eclipsys Corp.	69,801
500	[2]	Emergency Medical Services Corp., Class A	15,185
200	[2]	Emeritus Corp.	6,600
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
7,884	[2]	Encysive Pharmaceuticals, Inc.	$10,328
2,008	[2]	Enzo Biochem, Inc.	24,317
4,000	[2]	Enzon, Inc.	38,120
3,068	[2]	Ev3, Inc.	45,038
6,455	[2]	Exelixis, Inc.	71,005
61,000		Five Star Quality Care, Inc., Rights	0
800	[2]	GTX, Inc.	12,624
600	[2]	Genomic Health, Inc.	15,378
2,000	[2]	Gentiva Health Services, Inc.	37,960
7,500	[2]	Genvec, Inc.	19,050
5,240	[2]	Geron Corp.	40,034
1,600	[2]	Greatbatch Technologies, Inc.	39,776
1,100	[2]	HMS Holdings Corp.	31,317
1,964	[2]	Haemonetics Corp.	100,930
3,900	[2]	Halozyme Therapeutics, Inc.	35,802
600	[2]	Hansen Medical, Inc.	23,322
2,100	[2]	HealthExtras, Inc.	61,194
6,000	[2]	HealthSouth Corp.	120,300
2,800	[2]	Healthspring, Inc.	58,800
2,600	[2]	Healthways, Inc.	157,820
8,450	[2]	Hologic, Inc.	574,009
10,300	[2]	Human Genome Sciences, Inc.	97,438
3,100	[2]	Hythiam, Inc.	22,630
1,500	[2]	I-Flow Corp.	27,345
1,100	[2]	ICU Medical, Inc.	44,110
1,200	[2]	Idenix Pharmaceuticals, Inc.	3,108
3,812	[2]	Illumina, Inc.	214,044
4,952	[2]	Immucor, Inc.	159,702
5,800	[2]	Immunomedics, Inc.	13,340
7,100	[2]	Incyte Genomics, Inc.	61,486
5,400	[2]	Indevus Pharmaceuticals, Inc.	41,580
1,500	[2]	Integra Lifesciences Corp.	72,705
2,248	[2]	InterMune, Inc.	44,780
2,163		Invacare Corp.	58,531
3,660	[2]	Inverness Medical Innovations, Inc.	219,929
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
5,978	[2]	Isis Pharmaceuticals, Inc.	$105,332
1,900	[2]	Javelin Pharmaceuticals, Inc.	10,051
2,550	[2]	KV Pharmaceutical Co., Class A	79,917
1,000	[2]	Kendle International, Inc.	40,330
900	[2]	Kensey Nash Corp.	24,624
2,800	[2]	Keryx Biopharmaceuticals, Inc.	28,840
1,880	[2]	Kindred Healthcare, Inc.	39,931
1,800	[2]	Kosan Biosciences, Inc.	9,162
3,300	[2]	Kyphon, Inc.	233,904
1,650		LCA Vision, Inc.	28,165
1,000	[2]	LHC Group, Inc.	22,980
700		Landauer, Inc.	34,489
2,700	[2]	LifeCell Corp.	118,962
5,400	[2]	Ligand Pharmaceuticals, Inc., Class B	29,052
2,039	[2]	Luminex Corp.	32,502
5,700	[2]	MGI PHARMA, Inc.	185,706
600	[2]	MWI Veterinary Supply, Inc.	25,050
2,800	[2]	Magellan Health Services, Inc.	117,880
2,400	[2,3]	Mannkind Corp.	21,912
2,500	[2]	Martek Biosciences Corp.	76,375
1,700	[2]	Matria Healthcare, Inc.	43,656
1,707	[2]	Maxygen, Inc.	12,922
1,000	[2]	MedCath Corp.	27,730
9,100	[2]	Medarex, Inc.	108,745
800	[2]	Medical Action Industries, Inc.	16,448
3,700	[2]	Medicines Co.	70,855
4,300		Medicis Pharmaceutical Corp., Class A	127,667
1,900		Medivation, Inc.	39,691
3,076		Mentor Corp.	130,945
2,373		Meridian Bioscience, Inc.	78,523
1,954	[2]	Merit Medical Systems, Inc.	25,500
700	[2]	Metabolix, Inc.	20,223
1,400	[2]	Micrus Endovascular Corp.	27,510
4,800	[2]	Minrad International, Inc.	21,072
900	[2]	Molina Healthcare, Inc.	34,299
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
1,700	[2]	Momenta Pharmaceuticals, Inc.	$22,117
3,100	[2]	Myriad Genetics, Inc.	171,616
4,403	[2]	Nabi Biopharmaceuticals	16,996
2,500	[2]	Nastech Pharmaceutical Co.	34,075
500		National Healthcare Corp.	24,900
2,100	[2]	Natus Medical, Inc.	38,010
7,000	[2]	Nektar Therapeutics	41,860
3,300	[2]	Neurocrine Biosciences, Inc.	30,525
1,300	[2]	Neurogen Corp.	5,122
1,100	[2]	Nighthawk Radiology Holdings, Inc.	25,894
800	[2]	Northstar Neuroscience, Inc.	10,600
1,200	[2]	Novacea, Inc.	9,264
1,801	[2]	Noven Pharmaceuticals, Inc.	27,843
2,800	[2]	NuVasive, Inc.	119,812
2,100	[2]	NxStage Medical, Inc.	30,975
4,400	[2]	OSI Pharmaceuticals, Inc.	182,908
200	[2]	Obagi Medical Products, Inc.	4,368
2,775	[2]	Odyssey Healthcare, Inc.	28,444
2,300	[2]	Omnicell, Inc.	60,720
1,200	[2]	Omrix Biopharmaceuticals, Inc.	41,808
3,870	[2]	Onyx Pharmaceuticals, Inc.	180,768
3,400	[2]	OraSure Technologies, Inc.	30,838
100	[2]	Orexigen Therapeutics, Inc.	1,464
1,000	[2]	Orthofix International NV	53,900
300	[2,3]	Osiris Therapeutics, Inc.	4,245
3,126		Owens & Minor, Inc.	126,728
1,400	[2]	PRA International	42,266
5,161	[2]	PSS World Medical, Inc.	104,252
2,600	[2]	Pain Therapeutics, Inc.	26,676
1,400	[2]	Palomar Medical Technologies, Inc.	35,406
2,600	[2]	Par Pharmaceutical Cos., Inc.	47,944
2,305	[2]	Parexel International Corp.	106,030
2,200	[2]	Penwest Pharmaceuticals Co.	18,238
6,074		Perrigo Co.	144,015
688	[2]	PharMerica Corp.	10,974
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
1,600	[2]	PharmaNet Development Group, Inc.	$51,840
1,900	[2]	Pharmion Corp.	91,428
2,500	[2]	Phase Forward, Inc.	59,475
1,718		PolyMedica Industries, Inc.	90,985
2,700	[2]	Poniard Pharmaceuticals, Inc.	12,528
2,200	[2]	Pozen, Inc.	20,592
1,700	[2]	Progenics Pharmaceuticals, Inc.	39,372
840	[2,3]	Protalix Biotherapeutics, Inc.	4,284
900	[2]	Providence Service Corp.	28,611
3,900	[2]	Psychiatric Solutions, Inc.	154,440
2,000	[2]	Quidel Corp.	41,300
900	[2]	Radiation Therapy Services, Inc.	27,828
1,500	[2]	Regeneration Technologies, Inc.	15,915
4,212	[2]	Regeneron Pharmaceuticals, Inc.	92,664
1,399	[2]	RehabCare Group, Inc.	29,015
1,800	[2]	Res-Care, Inc.	44,208
2,156	[2]	Rigel Pharmaceuticals, Inc.	22,703
3,850	[2]	Salix Pharmaceuticals Ltd.	45,045
3,100	[2]	Santarus, Inc.	6,758
3,848	[2]	Savient Pharmaceuticals, Inc.	54,180
2,500	[2]	Sciele Pharma, Inc.	63,600
2,200	[2]	Seattle Genetics, Inc.	26,422
2,700	[2]	Senomyx, Inc.	31,212
1,200	[2]	Sirona Dental Systems, Inc.	40,368
2,200	[2]	Skilled Healthcare Group, Inc., Class A	36,036
1,300	[2]	Somaxon Pharmaceuticals, Inc.	11,635
1,100	[2]	Sonic Innovations, Inc.	11,308
1,287	[2]	SonoSight, Inc.	45,290
3,100	[2]	Spectranetics Corp.	49,600
1,400	[2]	Stereotaxis, Inc.	21,560
4,700		Steris Corp.	136,488
3,600	[2]	Sun Healthcare Group, Inc.	58,140
3,276	[2]	Sunrise Senior Living, Inc.	121,212
3,926	[2]	SuperGen, Inc.	17,706
1,232	[2]	SurModics, Inc.	69,904
Shares			Value
		COMMON STOCKS--continued [1]
		Health Care--continued
2,400	[2]	Symmetry Medical, Inc.	$41,160
4,100	[2]	Telik, Inc.	16,810
1,100	[2]	Tercica, Inc.	6,765
3,930	[2]	Thoratec Laboratories Corp.	78,482
400	[2]	TomoTherapy, Inc.	8,748
3,235	[2]	TriZetto Group, Inc.	52,860
300	[2]	Trubion Pharmaceuticals, Inc.	3,981
1,673	[2]	United Therapeutics Corp.	114,500
6,700	[2]	Valeant Pharmaceuticals International	97,485
2,300	[2]	Vanda Pharmaceuticals, Inc.	34,500
2,360	[2]	Varian, Inc.	174,380
2,148	[2]	Ventana Medical Systems	189,024
4,900	[2]	ViroPharma, Inc.	42,189
300	[2]	Visicu, Inc.	2,250
1,200	[2]	Vital Images, Inc.	21,060
601		Vital Signs, Inc.	31,793
2,700	[2]	Vivus, Inc.	13,473
1,300	[2]	Volcano Corp.	22,217
2,384		West Pharmaceutical Services, Inc.	98,555
2,500	[2]	Wright Medical Group, Inc.	66,250
7,300	[2]	XOMA Ltd.	26,791
1,400	[2]	Xenoport, Inc.	68,712
1,788	[2]	Zoll Medical Corp.	43,734
2,400	[2]	Zymogenetics, Inc.	32,280
3,825	[2]	eResearch Technology, Inc.	42,457
2,400	[2]	inVentiv Health, Inc.	101,352
		TOTAL	13,713,540
		Industrials--14.6%
800	[2]	3D Systems Corp.	17,512
1,500	[2,3]	A.S.V., Inc.	17,460
2,667	[2]	AAR Corp.	85,477
3,204		ABM Industries, Inc.	75,358
3,900	[2]	ABX Air, Inc.	24,648
700	[2]	AMERCO	45,171
100	[2]	AMREP Corp.	3,738
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
600	[2]	AZZ, Inc.	$20,460
1,050		Aaon, Inc.	19,173
3,400	[2]	Acco Brands Corp.	72,896
1,300	[2]	Accuride Corp.	13,260
2,100		Actuant Corp.	144,858
3,277		Acuity Brands, Inc.	156,641
1,726		Administaff, Inc.	68,833
1,400	[2]	Advisory Board Co.	89,894
2,500	[2]	Aecom Technology Corp.	84,425
200	[2]	Aerovironment, Inc.	5,146
6,594	[2]	AirTran Holdings, Inc.	68,643
2,851	[2]	Alaska Air Group, Inc.	72,415
1,956		Albany International Corp., Class A	73,350
100	[2]	Allegiant Travel Co.	3,602
200	[2]	Altra Holdings, Inc.	3,250
4,400	[2]	American Commercial Lines, Inc.	65,604
1,200		American Ecology, Inc.	28,728
500		American Railcar Industries, Inc.	11,320
1,800	[2]	American Reprographics Co.	36,504
700		American Science & Engineering, Inc.	42,308
2,400	[2,3]	American Superconductor Corp.	65,160
1,100		American Woodmark Corp.	27,896
700		Ameron, Inc.	75,509
500		Ampco-Pittsburgh Corp.	20,040
2,500		Apogee Enterprises, Inc.	58,825
3,483		Applied Industrial Technologies, Inc.	123,472
900	[2]	Argon ST, Inc.	18,189
1,884		Arkansas Best Corp.	51,716
3,600	[2]	Arrowhead Research Corp.	14,868
1,261	[2]	Astec Industries, Inc.	57,148
1,200	[2]	Atlas Air Worldwide Holdings, Inc.	70,308
900		Badger Meter, Inc.	34,605
800	[2]	Baker Michael Corp.	42,232
3,276		Baldor Electric Co.	132,088
2,956		Barnes Group, Inc.	108,574
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
300		Barrett Business Services, Inc.	$5,097
3,600	[2]	Beacon Roofing Supply, Inc.	32,364
3,372		Belden, Inc.	196,486
3,400	[2]	Blount International, Inc.	41,582
800		BlueLinx Holdings, Inc.	4,168
2,555		Bowne & Co., Inc.	44,406
3,274		Brady (W.H.) Co.	120,811
3,800		Briggs & Stratton Corp.	85,538
2,575		Bucyrus International, Inc.	212,437
1,000	[2]	Builders Firstsource, Inc.	7,250
3,459	[2]	CBIZ, Inc.	31,131
1,151		CDI Corp.	31,721
1,000		CIRCOR International, Inc.	50,230
4,018		CLARCOR, Inc.	146,496
1,300	[2]	COMSYS IT Partners, Inc.	23,114
900	[2]	CRA International, Inc.	46,602
900		Cascade Corp.	56,682
1,609	[2]	Casella Waste Systems, Inc.	23,700
1,700	[2]	Celadon Group, Inc.	13,600
3,900	[2]	Cenveo, Inc.	88,062
2,100	[2]	Ceradyne, Inc.	143,661
600	[2]	Chart Industries, Inc.	19,680
1,300	[2]	Clean Harbors, Inc.	63,999
1,345	[2]	CoStar Group, Inc.	77,337
800	[2]	Coleman Cable, Inc.	10,640
1,200	[2]	Columbus McKinnon Corp.	39,816
2,900		Comfort Systems USA, Inc.	42,398
1,150	[2]	Commercial Vehicle Group, Inc.	15,674
100		CompX International, Inc.	1,980
800	[2]	Consolidated Graphics, Inc.	51,184
800	[2]	Cornell Corrections, Inc.	19,904
1,100		Cubic Corp.	49,500
3,164		Curtiss Wright Corp.	178,102
3,800		Deluxe Corp.	153,292
2,000		Diamond Management & Technology Consultants, Inc.	21,360
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
2,000	[2]	Dollar Thrifty Automotive Group	$69,000
700	[2]	Dynamex, Inc.	20,776
900		Dynamic Materials Corp.	49,518
2,200	[2]	Dyncorp International, Inc., Class A	49,808
1,300		EDO Corp.	75,400
1,866	[2]	ESCO Technologies, Inc.	77,234
2,500		Eagle Bulk Shipping, Inc.	85,225
1,279		Electro Rent Corp.	18,494
4,512	[2]	Emcor Group, Inc.	155,348
1,500	[2]	EnPro Industries, Inc.	61,515
1,950		Encore Wire Corp.	40,950
2,100	[2]	EnerSys, Inc.	38,052
3,075	[2,3]	Energy Conversion Devices, Inc.	83,917
1,800		Ennis Business Forms, Inc.	36,792
1,751	[2]	Esterline Technologies Corp.	95,920
6,400	[2,3]	Evergreen Solar, Inc.	73,984
1,200	[2]	Exponent, Inc.	36,252
2,900	[2]	ExpressJet Holdings, Inc.	9,628
2,950	[2]	FTI Consulting, Inc.	160,185
3,513		Federal Signal Corp.	47,039
500	[2]	First Advantage Corp., Class A	9,180
2,000	[2]	Flow International Corp.	16,820
4,600	[2,3]	Force Protection, Inc.	82,340
2,251		Forward Air Corp.	73,450
1,340		Franklin Electronics, Inc.	58,384
1,100		Freightcar America, Inc.	47,520
1,000	[2,3]	Fuel Tech, Inc.	29,570
4,740	[2]	Fuelcell Energy, Inc.	47,684
1,555		G & K Services, Inc., Class A	63,040
800	[2]	Gehl Co.	15,304
3,990	[2]	GenCorp, Inc.	47,002
1,000		Genco Shipping & Trading Ltd.	71,890
2,425	[2]	Genesee & Wyoming, Inc., Class A	71,101
1,908	[2]	Genlyte Group, Inc.	124,211
3,600	[2]	Geo Group, Inc.	113,868
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
900	[2]	GeoEye, Inc.	$28,179
1,818		Gibraltar Industries, Inc.	32,760
2,300	[2]	Goodman Global, Inc.	56,695
875		Gorman Rupp Co.	33,880
7,618	[2]	GrafTech International Ltd.	143,980
2,566		Granite Construction, Inc.	109,876
900	[2]	Great Lakes Dredge & Dock Corp.	8,055
1,100		Greenbrier Cos., Inc.	29,381
2,429	[2]	Griffon Corp.	37,479
1,100	[2]	H&E Equipment Services, Inc.	19,393
600		Hardinge, Inc.	19,398
3,075		Healthcare Services Group, Inc.	67,527
4,600		Heartland Express, Inc.	64,124
1,858		Heico Corp.	101,150
1,522		Heidrick & Struggles International, Inc.	65,781
6,369	[2]	Hexcel Corp.	159,416
2,100		Horizon Lines, Inc., Class A	66,066
1,000		Houston Wire & Cable Co.	17,570
2,800	[2]	Hub Group, Inc.	71,036
1,800	[2]	Hudson Highland Group, Inc.	20,664
600	[2]	Hurco Co., Inc.	34,260
1,300	[2]	Huron Consulting Group, Inc.	90,844
600	[2]	ICT Group, Inc.	6,552
2,000	[2]	IHS, Inc., Class A	126,100
1,748	[2]	II-VI, Inc.	60,726
7,700		Ikon Office Solutions, Inc.	101,640
1,100	[2]	Innerworkings, Inc.	17,699
1,050	[2]	Innovative Solutions and Support, Inc.	22,701
2,292	[2]	Insituform Technologies, Inc., Class A	32,226
1,200		Insteel Industries, Inc.	13,920
1,000	[2]	Integrated Electrical Services, Inc.	23,310
3,905		Interface, Inc.	74,703
1,800	[2]	Interline Brands, Inc.	43,002
2,300	[2]	Ionatron, Inc.	8,464
12,900	[2]	Jet Blue Airways Corp.	117,777
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
2,300	[2]	KForce Com, Inc.	$27,692
1,028	[2]	Kadant, Inc.	33,379
1,841		Kaman Corp., Class A	69,424
2,268		Kaydon Corp.	121,996
1,720		Kelly Services, Inc., Class A	36,172
2,000	[2]	Kenexa Corp.	58,640
4,072		Knight Transportation, Inc.	65,030
3,100		Knoll, Inc.	58,869
3,108	[2]	Korn/Ferry International	59,549
1,000	[2]	L.B. Foster Co.	43,050
1,800	[2]	LECG Corp.	31,518
1,275		LSI Industries, Inc.	24,098
3,770	[2]	Labor Ready, Inc.	66,277
1,200	[2]	Ladish Co., Inc.	55,068
900	[2]	Lamson & Sessions Co.	24,516
378		Lawson Products, Inc.	13,377
1,200	[2]	Layne Christensen Co.	68,328
1,072		Lindsay Manufacturing Co.	52,742
800	[2]	M & F Worldwide Corp.	41,976
2,887	[2]	MOOG, Inc., Class A	133,235
700	[2]	MTC Technologies, Inc.	12,803
800	[2]	Marten Transport Ltd.	11,376
1,412		McGrath Rentcorp.	48,403
1,499	[2]	Medis Technologies Ltd.	20,956
1,000	[2]	Middleby Corp.	65,170
1,300	[2]	Midwest Express Holdings, Inc.	21,086
4,600		Miller Herman, Inc.	125,212
700	[2]	Miller Industries, Inc.	10,157
1,976		Mine Safety Appliances Co.	90,481
2,852	[2]	Mobile Mini, Inc.	51,136
2,781		Mueller Industries, Inc.	100,005
8,220		Mueller Water Products, Inc.	96,585
150		Multi-Color Corp.	3,450
414		NACCO Industries, Inc., Class A	42,886
1,527	[2]	NCI Building System, Inc.	59,828
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
4,139	[2]	Navigant Consulting, Inc.	$54,552
2,186		Nordson Corp.	116,951
1,100	[2]	NuCo2, Inc.	28,369
4,100	[2]	Odyssey Marine Exploration, Inc.	28,741
1,975	[2]	Old Dominion Freight Lines, Inc.	44,615
2,300	[2]	On Assignment, Inc.	19,182
4,362	[2]	Orbital Sciences Corp.	111,362
100	[2]	PGT, Inc.	799
3,800	[2]	PHH Corp.	84,968
2,600		Pacer International, Inc.	38,324
800	[2]	Park-Ohio Holdings Corp.	19,096
2,300	[2]	PeopleSupport, Inc.	26,496
1,800	[2]	Perini Corp.	103,230
1,100	[2]	Pike Electric Corp.	21,670
1,800	[2]	Pinnacle Airlines Corp.	28,512
600	[2]	Powell Industries, Inc.	25,254
5,400	[2]	Power-One, Inc.	30,618
1,500	[2]	RBC Bearings, Inc.	60,285
900	[2]	RSC Holdings, Inc.	13,095
1,200		Raven Industries, Inc.	51,852
2,298		Regal Beloit Corp.	112,694
2,200	[2]	Republic Airways Holdings, Inc.	46,838
3,700	[2]	Resources Connection, Inc.	84,249
1,047		Robbins & Myers, Inc.	75,698
2,290		Rollins, Inc.	69,547
2,250	[2]	Rush Enterprises, Inc.	38,138
1,301	[2]	Saia, Inc.	18,331
1,100		Schawk, Inc.	24,992
1,660	[2]	School Specialty, Inc.	56,025
474	[2]	Sequa Corp., Class A	82,391
2,608		Simpson Manufacturing Co., Inc.	78,214
4,800		SkyWest, Inc.	130,992
1,504		Smith (A.O.) Corp.	56,235
4,465	[2]	Spherion Corp.	38,935
200	[2]	Standard Parking Corp.	8,580
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
1,230		Standard Register	$15,781
977		Standex International Corp.	20,947
100	[2]	Stanley, Inc.	2,648
1,050		Sun Hydraulics Corp.	37,790
1,400	[2]	Superior Essex, Inc.	46,550
900		TAL International Group, Inc.	21,249
700	[2]	TBS International Ltd., Class A	43,988
1,500	[2]	Taleo Corp., Class A	41,925
5,100	[2,3]	Taser International, Inc.	84,915
1,200	[2]	Team, Inc.	38,628
1,426	[2]	Tecumseh Products Co., Class A	25,768
3,000	[2]	TeleTech Holdings, Inc.	74,790
2,552	[2]	Teledyne Technologies, Inc.	133,495
1,322		Tennant Co.	62,346
4,187	[2]	Tetra Tech, Inc.	97,766
1,500		Titan International, Inc.	45,390
500	[2]	TransDigm Group, Inc.	22,760
2,121		Tredegar Industries, Inc.	36,948
1,029	[2,3]	Trex Co., Inc.	11,154
100	[2]	TriMas Corp.	1,600
1,210		Triumph Group, Inc.	96,340
2,000	[2]	TurboChef Technologies, Inc.	30,720
200		Twin Disc, Inc.	13,214
3,400		UAP Holding Corp.	108,222
1,400	[2]	Ultrapetrol Bahamas Ltd.	26,222
800		United Industrial Corp.	64,656
2,193	[2]	United Stationers, Inc.	126,997
1,238		Universal Forest Products, Inc.	44,333
400	[2]	Universal Truckload Services, Inc.	7,060
1,264		Valmont Industries, Inc.	120,990
1,500		Viad Corp.	53,160
1,366		Vicor Corp.	19,179
1,061	[2]	Volt Information Science, Inc.	16,499
2,272		Wabash National Corp.	23,061
3,435		Wabtec Corp.	128,916
Shares			Value
		COMMON STOCKS--continued [1]
		Industrials--continued
3,400		Walter Industries, Inc.	$104,176
2,100	[2]	Washington Group International, Inc.	204,435
5,279	[2]	Waste Connections, Inc.	178,483
200		Waste Holdings, Inc.	7,200
1,366	[2]	Waste Services, Inc.	12,513
1,748		Watsco, Inc.	72,787
3,040		Watson Wyatt & Co. Holdings	144,917
2,147		Watts Industries, Inc., Class A	61,039
3,800		Werner Enterprises, Inc.	72,276
2,194		Woodward Governor Co.	146,998
500		Xerium Technologies, Inc.	2,055
		TOTAL	14,911,229
		Information Technology--18.2%
29,000	[2]	3Com Corp.	141,520
2,941	[2]	ACI Worldwide, Inc.	67,261
3,900	[2]	AMIS Holdings, Inc.	29,913
2,470	[2]	ATMI, Inc.	79,386
2,000	[2]	Acacia Research - Technologies	33,020
1,000	[2]	Acme Packet, Inc.	14,360
2,051	[2]	Actel Corp.	23,361
3,200	[2]	Actuate Software Corp.	28,128
8,600	[2]	Adaptec, Inc.	30,358
4,700		Adtran, Inc.	113,129
2,500	[2]	Advanced Analogic Technologies, Inc.	30,200
2,569	[2]	Advanced Energy Industries, Inc.	41,104
1,500	[2]	Advent Software, Inc.	82,995
2,579		Agilysys, Inc.	44,617
7,500	[2]	Amkor Technology, Inc.	84,975
4,200	[2]	Anadigics, Inc.	61,950
1,680	[2]	Anaren Microwave, Inc.	26,326
11,200	[2]	Andrew Corp.	164,192
2,330	[2]	Anixter International, Inc.	167,410
1,000	[2]	Ansoft Corp.	30,080
5,600	[2]	Ansys, Inc.	217,336
21,900	[2]	Applied Micro Circuits Corp.	70,518
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
5,679	[2]	Ariba, Inc.	$73,486
7,800	[2]	Arris Group, Inc.	89,700
7,200	[2]	Art Technology Group, Inc.	33,192
1,500	[2]	Asiainfo Holdings, Inc.	18,345
6,229	[2]	Aspen Technology, Inc.	108,634
3,748	[2]	Asyst Technologies, Inc.	17,990
4,100	[2]	Atheros Communications	143,910
14,000	[2]	Avanex Corp.	25,900
3,000	[2]	Avid Technology, Inc.	88,170
3,960	[2]	Avocent Corp.	107,039
7,300	[2]	Axcelis Technologies, Inc.	34,237
800	[2]	Bankrate, Inc.	36,760
13,900	[2]	BearingPoint, Inc.	66,581
700		Bel Fuse, Inc.	22,274
4,792	[2]	Benchmark Electronics, Inc.	98,284
400	[2]	Bigband Networks, Inc.	2,400
1,522		Black Box Corp.	60,850
2,885		Blackbaud, Inc.	77,751
2,100	[2]	Blackboard, Inc.	104,790
1,800	[2]	Blue Coat Systems, Inc.	73,062
6,220	[2]	Borland Software Corp.	27,244
1,600	[2]	Bottomline Technologies, Inc.	25,696
4,010	[2]	Brightpoint, Inc.	64,962
5,632	[2]	Brooks Automation, Inc.	73,103
3,724	[2]	C-COR Electronics, Inc.	45,656
2,200	[2]	CACI International, Inc., Class A	118,470
35,000	[2]	CMG Information Services, Inc.	49,350
11,100	[2]	CNET, Inc.	89,688
100	[2]	CPI International, Inc.	2,032
3,500	[2]	CSG Systems International, Inc.	71,855
2,550		CTS Corp.	31,493
1,700	[2]	Cabot Microelectronics Corp.	67,456
150		Cass Information Systems, Inc.	5,404
100	[2]	Cavium Networks, Inc.	2,908
3,032	[2]	Checkpoint Systems, Inc.	91,718
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
2,260	[2]	Chordiant Software, Inc.	$32,521
4,180	[2]	Ciber, Inc.	32,562
6,300	[2]	Cirrus Logic, Inc.	38,745
2,800	[2]	Cogent, Inc.	41,356
3,200		Cognex Corp.	57,536
2,244	[2]	Coherent, Inc.	73,603
1,821		Cohu, Inc.	29,864
3,000	[2]	Commvault Systems, Inc.	61,020
1,400	[2]	Comtech Group, Inc.	30,114
1,875	[2]	Comtech Telecommunications Corp.	101,719
100	[2]	Comverge, Inc.	3,520
2,700	[2]	Concur Technologies, Inc.	97,308
35,300	[2]	Conexant Systems, Inc.	45,184
3,300	[2]	Cray, Inc.	20,031
6,740	[2]	Credence Systems Corp.	20,557
2,100	[2]	Cybersource Corp.	34,335
4	[2]	CycleLogic, Inc.	0
2,900	[2]	Cymer, Inc.	123,250
2,218	[2]	DSP Group, Inc.	35,022
1,300	[2]	DTS, Inc.	36,959
2,700		Daktronics, Inc.	80,514
2,100	[2]	DealerTrack Holdings, Inc.	103,089
1,600	[2]	Digi International, Inc.	25,664
3,000	[2]	Digital River, Inc.	159,180
2,212	[2]	Diodes, Inc.	73,129
2,400	[2]	Ditech Networks, Inc.	11,928
1,200	[2]	DivX, Inc.	15,036
1,100	[2]	Double-Take Software, Inc.	26,213
3,000	[2]	Dycom Industries, Inc.	84,750
1,100	[2]	EMS Technologies, Inc.	30,844
1,850	[2]	EPIQ Systems, Inc.	35,872
200	[2]	Eagle Test Systems, Inc.	2,528
9,900	[2]	EarthLink Network, Inc.	78,309
2,300	[2]	Echelon Corp.	50,715
2,339	[2]	Electro Scientific Industries, Inc.	51,037
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
4,300	[2]	Electronics for Imaging, Inc.	$98,040
6,100	[2]	Emulex Corp.	132,126
100	[2]	EnerNOC, Inc.	4,660
9,526	[2]	Entegris, Inc.	86,972
4,200	[2]	Epicor Software Corp.	49,056
2,500	[2]	Equinix, Inc.	291,650
3,250	[2]	Euronet Worldwide, Inc.	104,097
2,844	[2]	Exar Corp.	34,583
850	[2]	Excel Technology, Inc.	23,919
1,200	[2]	Exlservice Holding, Inc.	32,400
9,100	[2]	Extreme Networks, Inc.	39,858
2,331	[2]	FEI Co.	67,622
4,800	[2]	FLIR Systems, Inc.	333,072
2,273	[2]	FalconStor Software, Inc.	31,890
800	[2]	Faro Technologies, Inc.	23,008
17,400	[2]	Finisar Corp.	40,368
3,300	[2]	FormFactor, Inc.	129,063
1,041	[2]	Forrester Research, Inc.	24,693
10,400	[2]	Foundry Networks, Inc.	219,856
4,941	[2]	Gartner Group, Inc., Class A	108,208
3,000	[2]	Genesis Microchip, Inc.	22,140
1,200	[2]	Gerber Scientific, Inc.	13,260
2,000		Gevity HR, Inc.	19,960
2,500	[2]	Global Cash Access LLC	24,975
2,100	[2]	Greenfield Online, Inc.	32,046
5,800	[2]	Harmonic Lightwaves, Inc.	71,456
1,500	[2]	Harris Stratex Networks, Inc., Class A	28,680
700		Heartland Payment Systems, Inc.	21,000
5,700		Henry Jack & Associates, Inc.	166,554
900	[2]	Hittite Microwave Corp.	45,225
200	[2]	Hughes Communications, Inc.	11,918
1,860	[2]	Hutchinson Technology, Inc.	44,138
4,100	[2]	Hypercom Corp.	22,181
1,100	[2]	I2 Technologies, Inc.	18,656
1,600	[2]	IGATE Capital Corp.	14,032
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
400	[2]	IPG Photonics Corp.	$7,616
1,544	[2]	IXYS Corp.	16,289
2,500		Imation Corp.	55,700
1,200	[3]	Imergent, Inc.	28,944
2,400	[2]	Immersion Corp.	38,856
2,400	[2]	InfoSpace.com, Inc.	46,392
2,324		InfoUSA, Inc.	24,448
6,400	[2]	Informatica Corp.	109,312
3,796	[2]	Insight Enterprises, Inc.	104,921
450		Integral Systems, Inc.	10,089
3,700	[2]	InterDigital, Inc.	79,513
600	[2]	Interactive Intelligence, Inc.	15,630
3,983	[2]	Intermec, Inc.	101,248
2,950	[2]	Internap Network Services Corp.	49,147
2,800	[2]	Internet Capital Group, Inc.	35,952
2,900	[2]	Intervoice, Inc.	28,420
3,425	[2]	Interwoven, Inc.	48,601
1,500	[2]	Intevac, Inc.	26,355
100	[2]	Isilon Systems, Inc.	545
2,330	[2]	Itron, Inc.	250,452
2,600	[2]	Ixia	27,196
2,193	[2]	JDA Software Group, Inc.	54,737
6,000	[2]	Kemet Corp.	42,420
500	[2]	Keynote Systems, Inc.	7,345
4,694	[2]	Kulicke & Soffa Industries	35,534
4,649	[2]	L-1 Identity Solutions, Inc.	86,332
5,331	[2]	LTX Corp.	17,646
8,400	[2]	Lattice Semiconductor Corp.	35,112
8,800	[2]	Lawson Software, Inc.	99,352
4,200	[2]	Lionbridge Technologies, Inc.	19,530
800	[2]	Liquidity Services, Inc.	9,944
1,664	[2]	Littelfuse, Inc.	52,965
3,800	[2]	LivePerson, Inc.	21,812
1,400	[2]	Lo-Jack Corp.	24,598
1,600	[2]	LoopNet, Inc.	30,160
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
600	[2]	Loral Space & Communications Ltd.	$24,228
3,026	[2]	MICROS Systems Corp.	217,327
3,100	[2]	MIPS Technologies, Inc.	24,490
3,300	[2]	MKS Instruments, Inc.	66,264
7,358	[2]	MPS Group, Inc.	89,841
9,090	[2]	MRV Communications, Inc.	25,816
2,400	[2]	MSC Software Corp.	33,120
1,500		MTS Systems Corp.	66,735
3,800	[2]	Macrovision Corp.	91,200
3,300	[2]	Magma Design Automation	49,137
1,300	[2]	ManTech International Corp., Class A	51,688
2,012	[2]	Manhattan Associates, Inc.	60,682
1,500		Marchex, Inc., Class B	16,935
2,500	[2]	Mastec, Inc.	39,475
3,771	[2]	Mattson Technology, Inc.	32,732
1,479		Maximus, Inc.	70,874
800	[2]	Measurement Specialties, Inc.	22,192
5,900	[2]	Mentor Graphics Corp.	94,518
1,100	[2]	Mercadolibre, Inc.	49,148
1,747	[2]	Mercury Computer Systems, Inc.	27,323
2,786		Methode Electronics, Inc., Class A	34,936
4,800		Micrel, Inc.	43,440
737	[2]	MicroStrategy, Inc., Class A	72,469
5,508	[2]	Microsemi Corp.	146,568
3,600	[2]	Microtune, Inc.	21,708
2,689	[2,3]	Midway Games, Inc.	8,363
1,200	[2]	Monolithic Power Systems	26,316
500	[2]	Multi-Fineline Electronix, Inc.	7,105
2,400	[2]	NIC, Inc.	17,472
2,300	[2]	Ness Technologies, Inc.	26,910
3,300	[2]	Net 1 UEPS Technologies, Inc.	105,666
1,300	[2]	NetLogic Microsystems, Inc.	43,160
2,700	[2]	Netgear, Inc.	95,418
1,100	[2]	Network Equipment Technologies, Inc.	16,390
3,000	[2]	Newport Corp.	41,010
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
1,100	[2]	Nextwave Wireless, Inc.	$6,600
2,500	[2]	Novatel Wireless, Inc.	65,000
9,452	[2]	Nuance Communications, Inc.	208,984
16,800	[2]	ON Semiconductor Corp.	171,360
1,100	[2]	OSI Systems, Inc.	27,533
2,400	[2]	Omniture, Inc.	81,984
4,000	[2]	Omnivision Technologies, Inc.	88,600
10,700	[2]	On2 Technologies, Inc.	12,198
2,500	[2]	Online Resources Corp.	23,125
800	[2]	OpNext, Inc.	9,520
3,400	[2]	OpenTV Corp.	4,624
7,033	[2]	Openwave Systems, Inc.	27,851
2,085	[2]	Oplink Communications, Inc.	31,525
1,400	[2]	Optium Corp.	14,994
1,400	[2]	Orbcomm, Inc.	11,550
300	[2]	PC Connections, Inc.	4,410
1,100	[2]	PDF Solutions, Inc.	8,690
1,800	[2]	PLX Technology, Inc.	18,792
14,200	[2]	PMC-Sierra, Inc.	127,942
2,661	[2]	Packeteer, Inc.	23,124
7,478	[2]	Palm, Inc.	67,452
8,220	[2]	Parametric Technology Corp.	157,002
1,592		Park Electrochemical Corp.	49,861
700		Pegasystems, Inc.	8,197
1,700	[2]	Perficient, Inc.	32,045
1,884	[2]	Pericom Semiconductor Corp.	28,147
6,100	[2]	Perot Systems Corp.	89,060
2,924	[2]	Photronics, Inc.	31,989
3,500		Plantronics, Inc.	95,725
3,358	[2]	Plexus Corp.	86,636
6,600	[2]	Polycom, Inc.	184,668
9,100	[2]	Powerwave Technologies, Inc.	50,596
3,214	[2]	Progress Software Corp.	105,130
700		QAD, Inc.	6,300
1,200		Quality Systems, Inc.	43,476
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
14,000	[2]	Quantum Corp. - DLT & Storage Systems	$56,000
4,600	[2]	Quest Software, Inc.	80,040
15,100	[2]	RF Micro Devices, Inc.	93,922
2,200	[2]	Rackable Systems, Inc.	30,052
1,549	[2]	RadiSys Corp.	20,834
1,900	[2]	Radiant Systems, Inc.	31,008
7,900	[2]	RealNetworks, Inc.	57,354
579		Renaissance Learning, Inc.	8,118
1,400	[2]	RightNow Technologies, Inc.	28,028
400	[2]	Rimage Corp.	10,456
1,200	[2]	Rofin-Sinar Technologies, Inc.	94,344
1,316	[2]	Rogers Corp.	64,523
1,958	[2]	Rudolph Technologies, Inc.	25,513
4,900	[2]	S1 Corp.	41,258
6,520	[2]	SAIC, Inc.	128,509
1,940	[2]	SAVVIS, Inc.	73,293
900	[2]	SI International, Inc.	25,389
1,316	[2]	SPSS, Inc.	50,008
2,600	[2]	SRA International, Inc.	71,396
3,500	[2]	STEC, Inc.	22,540
6,800	[2]	Safeguard Scientifics, Inc.	15,980
6,300	[2]	Sapient Corp.	44,100
1,900	[2]	ScanSource, Inc.	70,186
1,100	[2]	SeaChange International, Inc.	6,831
3,852	[2]	Secure Computing Corp.	38,135
1,543	[2]	Semitool, Inc.	14,319
5,300	[2]	Semtech Corp.	90,683
3,800	[2]	SiRF Technology Holdings, Inc.	113,278
1,700	[2]	Sigma Designs, Inc.	99,909
200	[2]	Silicon Graphics, Inc.	3,748
6,306	[2]	Silicon Image, Inc.	40,169
6,800	[2]	Silicon Storage Technology	22,576
2,200	[2]	Sirenza Microdevices, Inc.	36,388
11,900	[2]	Skyworks Solutions, Inc.	109,718
3,100	[2]	Smart Modular Technologies (WWH), Inc.	27,404
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
2,700	[2]	Smith Micro Software, Inc.	$41,607
2,100	[2]	Sohu.com, Inc.	125,811
1,400	[2]	Solera Holdings, Inc.	30,114
2,200	[2]	Sonic Solutions	26,400
4,164	[2]	Sonicwall, Inc.	43,056
18,200	[2]	Sonus Networks, Inc.	125,580
6,600	[2]	SourceForge, Inc.	17,490
5,800	[2]	Spansion, Inc.	40,890
1,622	[2]	Standard Microsystems Corp.	63,258
200	[2]	StorageNetworks, Inc.	0
1,700	[2]	Stratasys, Inc.	44,251
1,031	[2]	Supertex, Inc.	37,673
1,400	[2]	Switch & Data Facilities Co.	27,552
6,600	[2]	Sybase, Inc.	188,760
13,300	[2]	Sycamore Networks, Inc.	56,791
2,200	[2]	Sykes Enterprises, Inc.	38,830
3,600	[2]	Symmetricom, Inc.	17,064
2,100	[2]	Synaptics, Inc.	114,135
1,100	[2]	Synchronoss Technologies, Inc.	44,000
700	[2]	Synnex Corp.	15,659
665		Syntel, Inc.	28,316
4,999	[2]	THQ, Inc.	135,423
1,700	[2]	TNS, Inc.	27,455
3,100	[2]	TTM Technologies	39,773
5,300	[2,3]	Take-Two Interactive Software, Inc.	99,534
2,938		Technitrol, Inc.	86,407
1,300	[2]	Techwell, Inc.	16,146
4,400	[2]	Tekelec, Inc.	58,080
3,430	[2]	Terremark Worldwide, Inc.	26,514
3,300	[2]	Tessera Technologies, Inc.	126,027
2,300	[2]	The Knot, Inc.	44,597
1,500		TheStreet.com, Inc.	20,250
15,600	[2]	Tibco Software, Inc.	143,208
400	[2]	Travelzoo, Inc.	7,200
4,500	[2]	Trident Microsystems, Inc.	33,885
Shares			Value
		COMMON STOCKS--continued [1]
		Information Technology--continued
10,312	[2]	Triquint Semiconductor, Inc.	$64,656
2,800	[2]	Tyler Technologies, Inc.	45,136
8,000	[2,3]	UTStarcom, Inc.	25,600
1,800	[2]	Ultimate Software Group, Inc.	62,118
1,900	[2]	Ultra Clean Holdings, Inc.	24,396
1,843	[2]	Ultratech, Inc.	21,360
300	[2]	Unica Corp.	3,903
4,800		United Online, Inc.	84,480
1,690	[2]	Universal Display Corp.	31,688
2,200	[2]	VASCO Data Security International, Inc.	58,168
7,130	[2]	ValueClick, Inc.	193,865
2,241	[2]	Veeco Instruments, Inc.	40,495
1,674	[2]	ViaSat, Inc.	51,057
2,210	[2]	Vignette Corp.	38,100
3,300	[2]	VistaPrint Ltd.	156,981
1,900	[2]	Visual Sciences, Inc.	34,580
1,200	[2]	Vocus, Inc.	43,176
1,400	[2]	Volterra Semiconductor Corp.	17,206
3,376	[2]	Websense, Inc.	62,118
5,600	[2]	Wind River Systems, Inc.	70,056
2,900	[2]	Wright Express Corp.	112,230
2,006	[2]	X-Rite, Inc.	27,903
3,793	[2]	Zoran Corp.	96,722
1,000	[2]	Zygo Corp.	11,760
2,259	[2]	eSpeed, Inc., Class A	22,951
1,600		iBasis, Inc.	12,640
3,600	[2]	iPass, Inc.	17,280
3,600	[2]	j2 Global Communications, Inc.	121,284
		TOTAL	18,606,018
		Materials--5.1%
600	[2]	AEP Industries, Inc.	23,910
1,666		AMCOL International Corp.	67,206
3,900	[3]	Abitibibowater, Inc.	133,614
1,199		American Vanguard Corp.	21,306
3,900	[2]	Apex Silver Mines Ltd.	79,950
Shares			Value
		COMMON STOCKS--continued [1]
		Materials--continued
5,000		Aptargroup, Inc.	$223,500
1,793		Arch Chemicals, Inc.	81,797
925		Balchem Corp.	20,082
1,455	[2]	Brush Engineered Materials, Inc.	70,276
2,290	[2]	Buckeye Technologies, Inc.	41,037
3,800		CF Industries Holdings, Inc.	334,020
3,051	[2,3]	Calgon Carbon Corp.	45,460
600		Castle (A.M.) & Co.	18,060
2,260	[2]	Century Aluminum Co.	131,509
1,429	[2]	Chesapeake Corp.	10,589
200	[2]	Claymont Steel Holdings, Inc.	4,098
21,800	[2,3]	Coeur d'Alene Mines Corp.	86,110
2,300		Compass Minerals International, Inc.	84,893
792		Deltic Timber Corp.	44,289
3,501		Ferro Corp.	72,541
1,600	[2]	Flotek Industries, Inc.	81,280
4,372		Fuller (H.B.) Co.	128,668
4,700	[2,3]	General Moly, Inc.	45,167
2,883		Georgia Gulf Corp.	34,884
3,257		Glatfelter (P.H.) Co.	52,340
5,300	[2]	Grace (W.R.) & Co.	156,880
4,900	[2]	Graphic Packaging Corp.	24,108
2,168		Greif, Inc., Class A	137,885
700	[2]	Haynes International, Inc.	61,264
3,400	[2]	Headwaters, Inc.	48,790
9,600	[2]	Hecla Mining Co.	92,352
8,400		Hercules, Inc.	158,004
900		Innophos Holdings, Inc.	14,310
1,800		Innospec, Inc.	38,322
1,000		Kaiser Aluminum Corp.	75,780
1,000		Koppers Holdings, Inc.	44,800
284		Kronos Worldwide, Inc.	5,334
1,400	[2]	LSB Industries, Inc.	37,828
900	[2]	Landec Corp.	13,374
2,000	[2]	Mercer International, Inc.	18,800
1,800		Metal Management, Inc.	94,626
Shares			Value
		COMMON STOCKS--continued [1]
		Materials--continued
1,563		Minerals Technologies, Inc.	$109,754
2,059		Myers Industries, Inc.	43,630
622		NL Industries, Inc.	6,879
1,100		Neenah Paper, Inc.	37,400
1,100		Newmarket Corp.	59,136
300	[2]	Northwest Pipe Co.	11,076
2,200	[2]	OM Group, Inc.	116,556
5,323		Olin Corp.	121,258
600		Olympic Steel, Inc.	15,618
6,642	[2]	Polyone Corp.	53,070
2,755		Quanex Corp.	113,478
1,777	[2]	RTI International Metals	138,926
2,304		Rock-Tenn Co.	67,185
2,200	[2]	Rockwood Holdings, Inc.	85,998
1,700		Royal Gold, Inc.	60,078
1,700		Schnitzer Steel Industries, Inc., Class A	112,319
2,459		Schulman (A.), Inc.	58,057
1,093		Schweitzer-Mauduit International, Inc.	30,626
3,563		Sensient Technologies Corp.	106,498
600	[2]	Shengdatech, Inc.	4,854
1,700		Silgan Holdings, Inc.	92,769
2,147		Spartech Corp.	32,999
430		Stepan Co.	14,895
2,990	[2]	Stillwater Mining Co.	33,279
2,501	[2]	Symyx Technologies, Inc.	23,034
6,300	[2]	Terra Industries, Inc.	232,407
2,006		Texas Industries, Inc.	146,558
600		Tronox, Inc., Class A	5,106
2,000		Tronox, Inc., Class B	16,460
2,400	[2]	U.S. Concrete, Inc.	11,904
4,400	[2]	U.S. Gold Corp.	20,548
600	[2]	Universal Stainless & Alloy	22,350
500		Valhi, Inc.	13,345
3,395		Wausau-Mosinee Paper Corp.	33,984
800	[2]	Wheeling Pittsburgh Corp.	15,736
5,300		Worthington Industries, Inc.	132,500
1,600	[2]	Zoltek Cos., Inc.	70,800
		TOTAL	5,230,113
Shares			Value
		COMMON STOCKS--continued [1]
		Telecommunication Services--1.6%
3,800		Alaska Communications Systems Holdings, Inc.	$61,826
300		Atlantic Telephone Network, Inc.	10,773
200	[2]	Aruba Networks, Inc.	3,818
1,300	[2]	Cbeyond Communications, Inc.	50,856
1,327	[2]	Centennial Cellular Corp., Class A	13,588
19,100	[2]	Cincinnati Bell, Inc.	103,522
3,300	[2]	Cogent Communications Group, Inc.	91,344
1,300		Consolidated Communications Holdings, Inc.	25,883
11,000	[2]	Dobson Communications Corp., Class A	142,340
2,300		FairPoint Communications, Inc.	42,527
8,550	[2]	FiberTower Corp.	27,018
4,376	[2]	General Communications, Inc., Class A	51,330
2,100	[2]	Global Crossing Ltd.	44,289
600	[2]	Globalstar, Inc.	5,172
1,157	[2]	Golden Telecom, Inc.	119,692
9,300	[2]	ICO Global Communications Holdings Ltd.	40,455
3,600		IDT Corp., Class B	28,908
2,000	[2,3]	Inphonic, Inc.	760
2,300		Iowa Telecommunication Services, Inc.	45,356
1,600		NTELOS Holdings Corp.	48,304
1,529		North Pittsburgh Systems, Inc.	37,124
5,020	[2]	PAETEC Holding Corp.	67,519
5,000	[2]	Premiere Global Services, Inc.	82,400
700	[2]	Rural Cellular Corp.	31,059
1,500		Shenandoah Telecommunications Co.	35,850
1,000		SureWest Communications	26,480
1,400	[2]	Syniverse Holdings, Inc.	23,366
10,750	[2]	Time Warner Telecom, Inc.	249,830
1,940	[2]	USA Mobility, Inc.	30,342
3,200	[2]	Vonage Holdings Corp.	6,528
1,200	[2]	iPCS, Inc.	42,900
		TOTAL	1,591,159
Shares			Value
		COMMON STOCKS--continued [1]
		Utilities--2.8%
1,900		Allete, Inc.	$83,011
1,279		American States Water Co.	58,131
26,899	[2]	Aquila, Inc.	112,438
3,985		Avista Corp.	87,869
2,700		Black Hills Corp.	119,934
1,104		CH Energy Group, Inc.	51,601
500	[2]	Cadiz, Inc.	9,500
1,327		California Water Service Group	58,906
500		Central VT Public Service Corp.	15,890
4,280		Cleco Corp.	112,778
600		Consolidated Water Co.	19,890
3,615	[2]	El Paso Electric Co.	88,025
2,361		Empire Distribution Electric Co.	56,782
500		EnergySouth, Inc.	28,100
2,800		ITC Holdings Corp.	160,272
3,200		Idacorp, Inc.	111,648
1,597		Laclede Group, Inc.	55,560
1,542		MGE Energy, Inc.	51,657
3,300		NICOR, Inc.	142,791
2,121		New Jersey Resources Corp.	104,459
2,096		Northwest Natural Gas Co.	100,964
2,400		Northwestern Corp.	66,192
700		Ormat Technologies, Inc.	37,751
2,171		Otter Tail Corp.	75,203
5,500		PNM Resources, Inc.	137,555
5,400		Piedmont Natural Gas, Inc.	137,862
2,200		Portland General Electric Co.	61,930
1,064		SJW Corp.	37,166
1,200	[2]	Semco Energy, Inc.	9,744
2,164		South Jersey Industries, Inc.	81,280
2,878		Southwest Gas Corp.	85,649
2,271		Southwest Water Co.	29,341
1,941		UIL Holdings Corp.	68,284
2,606		UniSource Energy Corp.	82,662
3,500		WGL Holdings, Inc.	118,720
6,400		Westar Energy, Inc.	170,368
		TOTAL	2,829,913
		TOTAL COMMON STOCKS (IDENTIFIED COST $69,383,080)	99,913,086
Shares			Value
		PREFERRED STOCK--0.0%
		Health Care--0.0%
76		Genesis Health Ventures, Inc., Pfd. (IDENTIFIED COST $28,732)	$0
		MUTUAL FUND--3.6%
3,724,520	[4,5,6]	Prime Value Obligations Fund, Institutional Shares, 5.06% (AT NET ASSET VALUE)	3,724,520
		TOTAL INVESTMENTS--101.5% (IDENTIFIED COST $73,136,332) [7]	103,637,606
		OTHER ASSETS AND LIABILITIES - NET--(1.5)%	(1,578,297)
		TOTAL NET ASSETS--100%	$102,059,309

At October 31, 2007, the Fund had the following outstanding futures contracts: 1

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[2] Russell 2000 Index Long Futures	5	$2,080,750	December 2007	$108,581

1 The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividend and capital gain payments to shareholders and corporate actions while maintaining exposure to the Russell 2000 Index and minimizing trading costs. The underlying face amount, at value, of open index futures contracts is $2,080,750 at October 31, 2007, which represents 2.0% of net assets. Taking into consideration these open index futures contracts, the Fund's effective total exposure to the Russell 2000 Index is 102.1%.

2 Non-income producing security.

3 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

4 Affiliated company.

5 7-Day net yield.

6 All or a portion of this security is held as collateral for securities lending.

7 The cost of investments for federal tax purposes amounts to $74,968,637.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2007.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2007

Assets:
Total investments in securities, at value including $3,724,520 in an affiliated issuer (Note 5) and $2,030,926 of securities loaned (identified cost $73,136,332)		$103,637,606
Cash		204,547
Restricted cash		520,000
Income receivable		79,686
Receivable for investments sold		2,593
Receivable for shares sold		72,365
Receivable for daily variation margin		37,546
TOTAL ASSETS		104,554,343
Liabilities:
Payable for investments purchased	$131,001
Payable for shares redeemed	65,000
Payable for collateral due to broker for securities loaned	2,213,701
Payable for distribution services fee (Note 5)	13,444
Payable for shareholder services fee (Note 5)	25,948
Accrued expenses	45,940
TOTAL LIABILITIES		2,495,034
Net assets for 6,027,701 shares outstanding		$102,059,309
Net Assets Consist of:
Paid-in capital		$65,597,772
Net unrealized appreciation of investments and futures contracts		30,609,855
Accumulated net realized gain on investments and futures contracts		5,353,404
Undistributed net investment income		498,278
TOTAL NET ASSETS		$102,059,309
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value, offering price and redemption proceeds per share ($81,091,124 ÷ 4,745,422 shares outstanding), no par value, unlimited shares authorized		$17.09
Class C Shares:
Net asset value per share ($20,968,185 ÷ 1,282,279 shares outstanding), no par value, unlimited shares authorized		$16.35
Offering price per share		$16.35
Redemption proceeds per share (99.00/100 of $16.35) [1]		$16.19

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2007

Investment Income:
Dividends (including $7,926 received from an affiliated issuer and net of foreign taxes withheld of $411)			$1,331,309
Interest (including income on securities loaned of $78,067)			510,252
TOTAL INCOME			1,841,561
Expenses:
Management fee (Note 5)		$540,222
Custodian fees		72,420
Transfer and dividend disbursing agent fees and expenses		124,879
Directors'/Trustees' fees		5,208
Auditing fees		20,012
Legal fees		7,877
Portfolio accounting fees		154,724
Distribution services fee--Class C Shares (Note 5)		155,793
Shareholder services fee--Institutional Shares (Note 5)		185,942
Shareholder services fee--Class C Shares (Note 5)		51,190
Account administration fee--Institutional Shares		6,716
Account administration fee--Class C Shares		68
Share registration costs		29,492
Printing and postage		48,744
Insurance premiums		6,505
Miscellaneous		7,144
TOTAL EXPENSES		1,416,936
Waiver and Reimbursements (Note 5):
Waiver/reimbursement of management fee	$(136,841)
Reimbursement of shareholder services fee--Institutional Shares	(87,932)
TOTAL WAIVER AND REIMBURSEMENTS		(224,773)
Net expenses			1,192,163
Net investment income			649,398
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			7,228,507
Net realized gain on futures contracts			943,778
Net change in unrealized appreciation of investments			39,809
Net change in unrealized appreciation of futures contracts			(585,401)
Net realized and unrealized gain on investments and futures contracts			7,626,693
Change in net assets resulting from operations			$8,276,091

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$649,398	$469,793
Net realized gain on investments and futures contracts	8,172,285	11,996,966
Net change in unrealized appreciation/depreciation of investments and futures contracts	(545,592)	4,922,445
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,276,091	17,389,204
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(595,280)	(158,928)
Distributions from net realized gains on investments and futures contracts
Institutional Shares	(9,738,172)	(3,093,658)
Class C Shares	(2,266,303)	(584,930)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(12,599,755)	(3,837,516)
Share Transactions:
Proceeds from sale of shares	26,432,697	30,697,963
Net asset value of shares issued to shareholders in payment of distributions declared	11,112,239	3,346,996
Cost of shares redeemed	(39,408,232)	(33,247,292)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(1,863,296)	797,667
Change in net assets	(6,186,960)	14,349,355
Net Assets:
Beginning of period	108,246,269	93,896,914
End of period (including undistributed net investment income of $498,278 and $444,160, respectively)	$102,059,309	$108,246,269

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2007

1. ORGANIZATION

Federated Index Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Mini-Cap Index Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Institutional Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide investment results that correspond to the aggregate price and dividend performance of approximately 2,000 publicly traded common stocks that are ranked in terms of capitalization below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the United States equity market. This group of stocks is known as the Russell 2000 ® Index.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, maintain exposure to the Russell 2000 Index and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended October 31, 2007, the Fund had net realized gains on futures contracts of $943,778.

Futures contracts outstanding at period end are listed after the Fund's portfolio of investments.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2007, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$2,030,926	$2,213,701

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2007		2006
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,155,712	$19,343,093	1,380,480	$23,149,305
Shares issued to shareholders in payment of distributions declared	556,504	8,911,032	175,739	2,785,671
Shares redeemed	(1,935,134)	(32,351,239)	(1,701,762)	(28,292,061)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(222,918)	$(4,097,114)	(145,543)	$(2,357,085)

Year Ended October 31	2007		2006
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	440,180	$7,089,604	466,558	$7,548,658
Shares issued to shareholders in payment of distributions declared	143,588	2,201,207	36,544	561,325
Shares redeemed	(440,043)	(7,056,993)	(305,910)	(4,955,231)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	143,725	$2,233,818	197,192	$3,154,752
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(79,193)	$(1,863,296)	51,649	$797,667

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income [1]	$ 1,533,452	$ 158,928
Long-term capital gains	$11,066,303	$3,678,588

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,267,617
Undistributed long-term capital gain	$6,524,951
Net unrealized appreciation	$28,668,969

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales.

At October 31, 2007, the cost of investments for federal tax purposes was $74,968,637. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from futures contracts was $28,668,969. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $35,948,555 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,279,586.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

Federated Equity Management Company of Pennsylvania is the Fund's manager (the "Manager"). The advisory agreement between the Fund and Manager provides for an annual fee equal to 0.50% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Manager may voluntarily choose to waive any portion of its fee. The Manager can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the Manager voluntarily waived $136,666 of its fee. Under the terms of a subadvisory contract between the Manager and BlackRock Investment Management LLC, a wholly owned subsidiary of BlackRock, Inc. (the "Subadviser"), the Subadviser receives an annual fee from the Manager equal to 0.030% of the Fund's average daily net assets.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.75% of average daily net assets, annually, to compensate FSC. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2007, FSC retained $59,365 of fees paid by the Fund.

Sales Charges

For the year ended October 31, 2007, FSC retained $32 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Institutional Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. Subject to the terms described in the Expense Limitation footnote, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. A financial intermediary affiliated with management of Federated Investors, Inc. received $3,761 of Service Fees for the year ended October 31, 2007. For the year ended October 31, 2007, FSSC voluntarily reimbursed $87,932 of shareholder services fees. For the year ended October 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Manager and its affiliates (which may include FSC and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 0.94% and 1.82%, respectively, for the fiscal year ending October 31, 2008. Although these actions are voluntary, the Manager and its affiliates have agreed not to terminate these waivers and/or reimbursements until after December 31, 2008.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Manager or an affiliate of the Manager. The Manager has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2007, the Manager reimbursed $175 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended October 31, 2007 are as follows:

Affiliate	Balance of Shares Held 10/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2007	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	--	6,136,422	2,411,902	3,724,520	$3,724,520	$7,926

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2007, were as follows:

Purchases	$14,730,367
Sales	$20,089,524

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the program was not utilized.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than April 30, 2008. At this time, management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

10. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2007, the amount of long-term capital gains designated by the Fund was $11,066,303.

For the fiscal year ended October 31, 2007, 45.9% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2007, 45.5% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INDEX TRUST AND SHAREHOLDERS OF FEDERATED MINI-CAP INDEX FUND:

We have audited the accompanying statement of assets and liabilities of Federated Mini-Cap Index Fund (the "Fund") (one of the portfolios constituting Federated Index Trust), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Mini-Cap Index Fund, a portfolio of Federated Index Trust at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 18, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised 3 portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: January 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 1990	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: January 1990	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: January 1990	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: February 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 TREASURER Began serving: February 1990	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT Began serving: January 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Evaluation and Approval of Advisory Contract

FEDERATED MINI-CAP INDEX FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2007. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser and subadviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's profitability, and the Adviser's and subadviser's investment philosophy, revenue, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser, the subadviser, and their affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds, the Federated companies that service them, and the subadviser (including communications from regulatory agencies), as well as Federated's and/or the subadviser's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser and subadviser are executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's and subadviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2006. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser and subadviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. The Board also received financial information about the subadviser, as well as reports that discussed any indirect benefit the subadviser may derive from its receipt of research services from brokers who execute Fund trades.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed. With respect to the subadviser, the Board noted that it had reviewed relevant information, and initially approved the current subadvisory contract, at meetings held in August 2006, in contemplation of the impending combination of the asset management businesses of the Fund's former subadviser with another asset management firm. The combination took place in the latter part of 2006. In connection with the Board's present review, the subadviser had informed the Board that it was still in the process of implementing post-merger changes to relevant accounting systems, and that this is affecting its cost allocation capabilities. Consequently, the subadviser was unable to furnish profitability information for the Board's consideration at the May 2007 meetings, but undertook to provide the 2006 profitability information with respect to the Fund for consideration at a Board meeting later in 2007.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory and subadvisory contracts. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates, and by the subadviser, were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Mini-Cap Index Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420E601
Cusip 31420E304

29456 (12/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is
"independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy, Jr., Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

            (a)   Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $63,600

                  Fiscal year ended 2006 - $60,000

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $1,886
      respectively.  Fiscal year ended 2006 - Audit consents issued related to
      N-14 merger review.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $8,431 and $0
      respectively.  Fiscal year ended 2007- Discussions related to accounting for swaps.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-
approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

      (1)         The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides
                  ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
      (2)         Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the
                  registrant  at the time of the engagement to be non-audit
                  services; and
      (3)         Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2007 - 0%

            Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2007 - 0%

            Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2007 - 0%

            Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2007 - $146,930

            Fiscal year ended 2006 - $161,706

(h)         The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not Applicable

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS

            Not Applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            Not Applicable

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  FEDERATED INDEX TRUST

BY          /S/ RICHARD A. NOVAK
            RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER

DATE        DECEMBER 21, 2007

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY          /S/ J. CHRISTOPHER DONAHUE
            J. CHRISTOPHER DONAHUE, PRINCIPAL EXECUTIVE OFFICER

DATE        DECEMBER 20, 2007

BY          /S/ RICHARD A. NOVAK
            RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER

DATE        DECEMBER 21, 2007